As filed with the Securities and Exchange Commission on April 28, 2006 Registration No. 333-51916 and 811-10219


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 9 [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                 Amendment No. 7


             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-5 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065

Name and Address of Agent for Service:            Copies to:
David M. Goldstein, Esq.                           Frederick R. Bellamy, Esq.
Senior Vice President and Deputy General Counsel   Sutherland, Asbill & Brennan LLP
Transamerica Occidental Life Insurance Company     1275 Pennsylvania Avenue, N. W.
1150 South Olive Street                            Washington, D.C.  20004
Los Angeles, CA 90015

                     Title of securities being registered:
                 Flexible Premium Variable Life Insurance Policy

             It is proposed that this filing will become effective:


                  _____ immediately upon filing pursuant to paragraph (b)
                  __X__ On May 1, 2006 pursuant to paragraph (b)
                  _____ 60 days after filing pursuant to paragraph (a)(1)
                  _____ On __________pursuant to paragraph (a)(1)

PROSPECTUS                                                 May 1, 2006



                                TRANSULTRA(R) VUL



           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com



           Offering 45 Sub-Accounts Under Separate Account VUL - 5 of
                Transamerica Occidental Life Insurance Company,
                         in addition to a Fixed Account

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolio before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Portfolios Associated with Sub-Accounts

         AEGON/Transamerica Asset Allocation - Conservative Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Moderate Portfolio
         - Initial Class AEGON/Transamerica Capital Guardian Global - Initial Class AEGON/Transamerica Capital Guardian Value - Initial Class AEGON/Transamerica Clarion Global Real Estate Securities - Initial Class AEGON/Transamerica Federated Growth & Income - Initial Class AEGON/Transamerica Great Companies TechnologySM - Initial Class AEGON/Transamerica JP Morgan Mid Cap Value - Initial Class * AEGON/Transamerica Marsico Growth - Initial Class AEGON/Transamerica Mercury Large Cap Value - Initial Class AEGON/Transamerica PIMCO Total Return - Initial Class AEGON/Transamerica Templeton Great Companies Global - Initial Class AEGON/Transamerica Third Avenue Value - Initial Class AEGON/Transamerica Transamerica Convertible Securities - Initial Class AEGON/Transamerica Transamerica Equity - Initial Class AEGON/Transamerica Transamerica Growth Opportunities - Initial Class AEGON/Transamerica Transamerica Money Market - Initial Class AEGON/Transamerica Transamerica U.S. Government Securities - Initial Class AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class

         Alger American Income & Growth - Class O AllianceBernstein VP Growth and Income Portfolio - Class B AllianceBernstein VP Large Cap Growth Portfolio - Class B Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares
         Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class 2 Fidelity VIP Equity-Income Portfolio - Service Class 2 Fidelity VIP Index 500 Portfolio - Service Class 2 Franklin Small Cap Value Securities Fund - Class 2 Franklin Small-Midcap Growth Securities Fund
         - Class 2 Janus Aspen Series Balanced - Service Shares Janus Aspen Series Worldwide Growth - Service Shares MFS(R) Emerging Growth Series
         - Initial Class MFS(R) Investors Trust Series - Initial Class MFS(R) Research Series - Initial Class PIMCO VIT Real Return - Admin Class PIMCO VIT StocksPLUS Growth & Income - Admin Class Premier VIT OpCap Managed Portfolio Premier VIT OpCap Small Cap Portfolio Van Kampen UIF Core Plus Fixed Income - Class 1 Van Kampen UIF Emerging Markets Equity
         - Class 1 Van Kampen UIF High Yield - Class 1 Van Kampen UIF International Magnum - Class 1

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value sub-account



                                                    TABLE OF CONTENTS

RISK/BENEFIT SUMMARY......................................................................................6
         Benefits.........................................................................................6
         Risks............................................................................................9
         Portfolio Company Risk...........................................................................10
TABLES OF FEES AND EXPENSES...............................................................................11
         Transaction Fees.................................................................................11
         Periodic Charges Other than Portfolio Company Operating Expenses.................................13
         Portfolio Expenses...............................................................................19
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS............................................................................................24
         Transamerica Occidental Life Insurance Company...................................................24
         Insurance Marketplace Standards Association......................................................24
         The Fixed Account................................................................................24
         The Separate Account.............................................................................24
         The Portfolios...................................................................................25
         Revenue We Receive...............................................................................25
         Addition, Deletion or Substitution of Portfolios.................................................27
         Portfolios Not Publicly Available................................................................27
         Selection of Underlying Portfolios...............................................................28
VOTING RIGHTS.............................................................................................32
THE POLICY................................................................................................32
         Owner............................................................................................33
         Beneficiary......................................................................................33
         Modifying the Policy.............................................................................33
         Application for a Policy.........................................................................34
         Minimum Initial Face Amount......................................................................35
         Life Insurance Qualification.....................................................................35
         Conversions of Term Life Insurance Policies......................................................36
         Guaranteed Exchange Option.......................................................................36
         Effective Date of Coverage.......................................................................36
         Policy Date......................................................................................36
         Backdating a Policy..............................................................................37
         Reallocation Date................................................................................37
         Free Look Period.................................................................................37
         Transfers........................................................................................37
         Disruptive Trading and Market Timing.............................................................38
         Dollar Cost Averaging or DCA.....................................................................41
         Automatic Account Rebalancing or AAR.............................................................42
         Telephone Access Privilege.......................................................................42
DEATH BENEFIT.............................................................................................43
         Proof of Death...................................................................................43
         Death Benefit Options............................................................................43
         Transfers After Insured's Death..................................................................45
         Settlement Provisions............................................................................45
         Option to Change the Face Amount.................................................................45
PREMIUMS 46
         Required Premiums................................................................................47
         Layer Allocation.................................................................................47
         Premium Qualification Credit.....................................................................47
         Premium Limitations..............................................................................48
         Continuation of Insurance........................................................................48
ALLOCATION OF NET PREMIUMS................................................................................48
         Initial Premium..................................................................................49
         Subsequent Premiums..............................................................................49
         Crediting of Net Premiums Before Reallocation Date...............................................49


UNITS AND UNIT VALUES.....................................................................................49
         Valuation of Units...............................................................................49
         Unit Values......................................................................................50
ACCUMULATION VALUE........................................................................................50
         Determination of Accumulation Value..............................................................50
         Sub-Accounts.....................................................................................50
         Fixed Account....................................................................................51
         Loan Account.....................................................................................51
         Partial Surrenders...............................................................................51
         Surrender Penalty Free Withdrawals...............................................................52
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................52
POLICY LOANS..............................................................................................52
         Loan Repayment...................................................................................53
         Effect of Policy Loans...........................................................................53
LAPSE & REINSTATEMENT.....................................................................................54
         Grace Period.....................................................................................54
         Reinstatement....................................................................................54
OTHER BENEFITS............................................................................................56
         Accident Indemnity Rider.........................................................................56
         Full Death Benefit Rider.........................................................................56
         Guaranteed Insurability Rider....................................................................56
         Insurance on Children Rider......................................................................56
         Waiver Provision Rider...........................................................................56
         Accelerated Death Benefit Option Endorsement.....................................................56
         Automatic Premium Loan Endorsement...............................................................57
         Endorsement to Modify Grace Period...............................................................57
         Extra Surrender Penalty Free Withdrawal Endorsement..............................................57
         Full Policy Surrender Penalty Waiver Endorsement.................................................57
         Option for Additional Insurance Endorsement......................................................57
         Surrender Penalty Deferral Endorsement...........................................................57
CHARGES AND DEDUCTIONS....................................................................................58
         Administrative Charge............................................................................58
         Surrender Penalty................................................................................58
         Partial Surrender Transaction Fee................................................................59
         Premium Allocation Change Charge.................................................................59
         Monthly Deductions Allocation Election Change Charge.............................................59
         Transfer Fee.....................................................................................59
         Additional Illustrations Charge..................................................................60
         Accelerated Death Benefit Rider Charge...........................................................60
         Reinstatement Interest Charge....................................................................60
         Mortality and Expense Risk Charge................................................................60
         Monthly Deduction................................................................................60
         Net Loan Interest Charge.........................................................................63
         Portfolio Expenses...............................................................................63
         Possible Tax Charge..............................................................................63
FEDERAL TAX CONSIDERATIONS................................................................................63
         Transamerica Occidental Life Insurance Company and The Separate Account..........................63
         Taxation of the Policies.........................................................................64
         Withholding......................................................................................64
         Policy Loans.....................................................................................64
         Interest Disallowance............................................................................65
         Modified Endowment Contracts.....................................................................65
         Distributions Under Modified Endowment Contracts.................................................65
         Special Rules for Pension Plans..................................................................65
         Split Dollar Arrangement.........................................................................66




DISTRIBUTION..............................................................................................66
         Distribution and Principal Underwriting Agreement................................................66
         Compensation to Broker-Dealer Selling the Policies...............................................66
         Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms...............67
         Additional Compensation Paid to Selected Selling Firms...........................................68
LEGAL PROCEEDINGS.........................................................................................68
FURTHER INFORMATION.......................................................................................68
         Statement of Additional Information (SAI)........................................................69
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................70
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B - DEATH BENEFIT FACTORS........................................................................B-1
APPENDIX C - SURRENDER PENALTY............................................................................C-1
ADDITIONAL INFORMATION.............................................................................Back Page
         Statement of Additional Information.......................................................Back Page
         Personalized Illustrations of Policy Benefits.............................................Back Page
         Contact Us................................................................................Back Page
         Contact the SEC...........................................................................Back Page
         Contact the NASD..........................................................................Back Page


                              RISK/BENEFIT SUMMARY


TransUltra(R) VUL is an individual flexible premium variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. It provides life insurance protection on the insured.

We offer two different flexible premium variable universal life insurance policies for single life coverage. The TransUltra(R) VUL policy is designed primarily to provide a death benefit based on competitively priced premiums. It is most appropriate for owners for whom long-term death benefit protection at a potentially lower premium cost is the primary objective in purchasing the policy. While it also provides the potential to develop net cash values for supplemental income for the policy owner through policy loans or partial withdrawals, if supplemental income from your policy is a primary objective for you, you may wish to also consider our TransAccumulatorSM VUL policy.

We offer TransUltra(R) VUL to proposed insureds between the ages of 16 and 89, subject to our underwriting approval. The minimum face amount of insurance we issue is $25,000.

The following is a summary of the chief benefits and risks of purchasing a TransUltra(R) VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.

                                    BENEFITS

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay a death benefit to the beneficiary designated by you. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

Prior to the policy anniversary nearest the insured's 100th birthday, there are three death benefit options available. You must choose one option. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty. Policies insuring individuals who are between 81-89 years old on the policy date, however, only provide for the Option 1 (Level) death benefit.

The death benefit differs under each option:
o Option 1 (Level) death benefit is the face amount of the policy on the date of the insured's death; o Option 2 (Plus) death benefit is the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death; and
o Option 3 (Plus Premium) death benefit is the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partials surrenders, surrender penalty free withdrawals and/or premium refunds.

Prior to the policy anniversary nearest the insured's 100th birthday, under any death benefit option you choose, the death benefit will be the greatest of: o The amount specified above for the death benefit option you elected for your policy; o The death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or
o The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code ("Code") Section 7702.

The chosen death benefit option will affect the amount of the death benefit and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Beginning with the policy anniversary nearest the insured's age 100, the death benefit will be the greater of: 1. The death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or
2. The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code Section 7702.
If the Full Death Benefit Rider is in effect on your policy on the policy anniversary nearest the insured's 100th birthday, however, the death benefit on and after that date will be calculated in the same manner as before that policy anniversary.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the insured. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law, but generally is either:
o the policy's net cash value plus any fees or charges deducted from premiums or policy values; or o the premiums paid.

PREMIUMS

Required Premiums

When you apply for a TransUltra(R) VUL policy, you commit to a required premium per year amount for the first five policy years. Your commitment amount must be within minimum and maximum amounts we set for the policy. The commitment amount is the required premium per year amount for your policy.

During the first five policy years, you must satisfy your required premium amount by the end of each policy year. If, by the end of the policy year, your premium payments satisfy your required premiums through that year, on the following policy anniversary we will add a Premium Qualification Credit equal to 2% of your required premium per year amount to your policy's accumulation value.

If you do not satisfy your required premiums by the end of a policy year, however, your policy will go into the grace period. If you do not pay the required premiums by the end of the grace period, your policy will lapse and insurance coverage will terminate unless the policy is kept in force under the Automatic Premium Loan provisions.

If you request a face amount increase and we approve it, the increase amount is added to your policy as a layer of insurance coverage. Each layer has its own required premium per year amount and 5-layer year required premium period. You may earn a Premium Qualification Credit based on the layer's required premium amount. Failure to meet the layer's required premium amounts by the end of each layer year, however, will cause your policy to enter the grace period, and could lapse at the end of that period, if there are not sufficient premiums on the base policy or other layers to satisfy the required premium amounts that are due.

Within limits, you may pay all or part of the required premiums at any time before they are due, and you may pay more than the required premium amounts.

Flexibility of Premium Payments

After the end of the required premium period, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the Endorsement to Modify Grace Period. Likewise, failure to make scheduled payments does not automatically cause your policy to enter the grace period, except to the extent you do not pay sufficient premiums on a timely basis to meet your required premium commitment.

Endorsement to Modify Grace Period

This endorsement will prevent your policy from going into the grace period during a specified number of policy years even though the monthly deductions exceed the accumulation value, subject to the terms of the endorsement. The endorsement is added automatically to your policy if your policy is issued with a level death benefit option. To keep the endorsement in effect, you must pay premiums on a timely basis that are sufficient to meet the Select Monthly Premiums for your policy, among other conditions. This amount varies by policy. The endorsement provides benefits during the first 10 policy years. You may, instead, choose to receive the benefits of the endorsement during the first 20 policy years or, if earlier, until the policy anniversary nearest the insured's 100th birthday. The Select Monthly Premiums for a policy will be higher under the 20 year option than under the 10 year option. The endorsement will not prevent your policy from entering the grace period if there is an outstanding loan on the policy. The endorsement will not prevent your policy from entering the grace period if you fail to satisfy the cumulative required premium amount during the first five policy years.

INVESTMENT OPTIONS

The investment options under the policy include 45 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks of the portfolios, as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for monthly deductions due after the change is effective.

Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year. o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.
o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) Program.

DCA and AAR Programs do not guarantee a profit or protect against a loss.

CHANGES IN FACE AMOUNT OF INSURANCE

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year, provided the insured is less than 81 years old. Face amount increases are generally only allowed to be made effective on policy anniversaries. You may also request a reduction in face amount, within limits, while the insured is living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. The amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you take an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

PERSONALIZED ILLUSTRATION
You may request a personalized illustration that reflects your own particular circumstances (including, among other things, your age, gender, underwriting class, and face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value. During times of declining investment performance, the deduction for charges could further reduce your accumulation value

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for the base policy or a layer to which the withdrawal amount in excess of any surrender penalty free withdrawal amounts is attributed. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in you receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the Endorsement to Modify Grace Period, your policy will enter the grace period if the total of the monthly deductions that is due is larger than the accumulation value of the policy minus any outstanding loan.

Additionally, during the required premium period, if you fail to pay sufficient premium to meet the cumulative required premium amount for the base policy or a layer by the end of each policy or layer year, your policy will enter the grace period. Failure to pay the cumulative required premium during the required premium period would cause your policy to enter the grace period even if the accumulation value minus any outstanding loan is greater than the monthly deductions or the net cash value is greater than the loan interest due.

Also, if you have an outstanding loan on your policy, your policy will enter the grace period on any policy anniversary if the loan interest due is not paid in cash and the loan interest due is greater than the net cash value of your policy.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy and any layers in force. If you do not make the required payment within the 61-day period, your policy will generally lapse, subject to the Automatic Loan Provision, and your life insurance protection will terminate.

Except as otherwise provided under the Endorsement to Modify Grace Period, payments of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically enter the grace period, except for failure to meet any required premium per year commitment on your policy.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the outstanding loan by repaying some or all of the policy loan amount.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is:
o The accumulation value of the policy, minus o Any outstanding loans, and minus
o Surrender penalties.

Surrender penalties apply during the first ten policy years for the base policy and during the first ten layer years for each layer.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period for the base policy or a layer to which the excess withdrawal amount is attributed.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders in excess of surrender penalty free withdrawal amounts plus surrender penalties or partial withdrawal transaction fees will reduce the face amount of your policy if the death benefit option is Option 1. Surrender penalties and partial surrender transaction fees will reduce the face amount of your policy if the death benefit option is Option 3. Additionally, partial surrenders in excess of the surrender penalty free withdrawal amount may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any outstanding policy loan from the proceeds payable upon a full surrender or when the insured dies.

Loan interest is charged on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your outstanding loan will increase, unless you make loan repayments. Your policy will not automatically go into the grace period because you do not make loan repayments. However, if the accumulation value minus any outstanding loan is less than the monthly deductions due or the net cash value is less than the loan interest due that is not paid in cash, the policy will enter the grace period and will subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Code Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or in the first seven years following material changes exceed the limits established by the Internal Revenue Code. Further a policy will be tested for MEC status, and can become a MEC if, during the first seven policy years, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue or, during the first seven policy years following a material change, the death benefit is reduced below the lowest level of death benefit under the contract during the first seven policy years following the material change.

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the outstanding loan exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy.

                                Transaction Fees

----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge is Deducted                                Amount Deducted
----------------------------- ------------------------- ---------------------------------------------------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                   Guaranteed Charge             Current Charge(1)
----------------------------- -------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Administrative Charge         Upon payment of each       7.00%(2) of each premium.               Same as Guaranteed Charge.
                              premium.
----------------------------- -------------------------                                          ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------

Surrender Penalty(3) for      Upon full surrender,
Base Policy and Layers        partial surrender in
                              excess of surrender penalty free withdrawal
                              amount, and decrease in face amount during the
                              first ten policy or layer years.
Maximum Surrender Penalty:                              $ 58.00 per $1,000 of face amount.       Same as Guaranteed Charge.
(4)
Minimum Surrender Penalty:                              $ 16.00 per $1,000 of face amount.       Same as Guaranteed Charge.
(5)
Surrender Penalty during                                $ 30.90 per $1,000 of face amount.       Same as Guaranteed Charge
the first policy or first
layer year for a policy
insuring a male, age 44 at
issue, preferred nonsmoker
risk class:
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Partial Surrender             On partial surrenders     $25                                      Same as Guaranteed Charge
Transaction Fee               taken after the end of
                              the surrender penalty
                              period for the base
                              policy or a layer.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Premium Allocation Change     On each change of         $25                                      None. Charge is currently waived.
Charge                        allocation of new
                              premiums.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Monthly Deductions            On each change of         $25                                      None. Charge is currently waived.
Allocation Election Change allocation of monthly Charge deductions.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Transfer Fee                  On each transfer after    $25 from transfer amount.                None. Charge is currently waived.
                              18 in a policy year.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------------------------------------------
          Charge            When Charge is Deducted                                Amount Deducted
--------------------------- ------------------------- ---------------------------------------------------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                 Guaranteed Charge                     Current Charge(1)
--------------------------- -------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Additional Illustrations    At time of request for    $25                                      None. Charge is currently waived
Charge                      each illustration of
                            values in excess of one
                            each policy year.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Accelerated Death Benefit   At time of accelerated    $250 for each accelerated payment.       Same as Guaranteed Charge
Rider Charge                payment.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Reinstatement Interest      At time of                6.00% annual effective rate(6)           None. Charge is currently waived.
Charges                     reinstatement if (a)
                            policy lapsed during the required premium period and
                            is reinstated in a subsequent policy year; and/or
                            (b) net cash value was paid to you at the time the
                            policy lapsed.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Loan Reinstatement          At time of                6.25% annual effective rate.             None. Charge is currently waived.
Interest                    Rate Charge(7) reinstatement if policy lapsed with
                            an outstanding loan.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
(1)  We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses  currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

(2)  The maximum  administrative  charge of 7.00%  applies to policies with face
     amounts  under  $5,000,000.   For  policies  with  a  face  amount  between
     $5,000,000  and  $9,999,999,  the  administrative  charge  is 6.50% of each premium received.  For policies with a face amount of $10,000,000 and over, the administrative charge is 6.25% of each premium received.

(3)  Surrender  penalties  are based on surrender  penalty  factors for the base policy or layer multiplied by each $1,000 of face amount of the base policy or layer, as applicable.  Surrender penalty factors vary separately for the base policy and for each layer based on the insured's age at issue;  age on layer date, if any; gender;  underwriting  risk  classification,  including smoker or  nonsmoker  status,  and the number of years the base  policy and each layer have been in effect.  Surrender penalty factors may differ among the base policy and each layer. The surrender  penalty factors shown in the table may not be  representative  of the charge you would pay.  Your policy data  pages  will  indicate  the  base  policy  surrender  penalty  factors applicable  to your  policy.  You can  obtain  more  information  about the surrender  penalty  factors  that  would  apply to you by  contacting  your
     registered   representative  and  requesting  a  personalized  illustration including supplemental reports of charges and expenses.

(4) The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 61 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class. The maximum surrender penalty factor also applies to a base policy or layer insuring a male, age
     56 at issue, who qualifies for our standard smoker risk class or our preferred smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

(5) During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 17 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class.

(6) The annual effective rate is applied to (a) the amount, if any, necessary to meet the minimum premium requirement at the time of reinstatement;
     and/or (b) the amount, if any, of net cash value paid to you at the time the policy lapsed, for the period from the lapse date to the reinstatement date. Currently, we waive this charge.

(7) Loan interest at an annual effective rate of 6.25% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy.
     Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the policy loan outstanding at the time the policy lapsed. Currently we waive this charge.






The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


                         Periodic Charges Other than Portfolio Company Operating Expenses

--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Mortality and Expense Risk Daily deduction reflected 0.25% annualized on net assets Same as Guaranteed Charge. Charge(8) in sub-account unit value in each sub-account.
                                  calculation.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Monthly Deduction -  The          On each monthly policy
Monthly Deduction is comprised    date starting with the
of the sum of the following       policy date until the
charges:                          policy anniversary nearest
                                  the insured's 100th
                                  birthday.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
1.   Monthly Deduction Rate(9) times each $1,000 of net amount at risk(10) for basic coverage.
Maximum monthly deduction rate:                                $ 83.3333 times each $1,000 of    $ 35.3683 times each $1,000 of
                                                               the net amount at risk.(11)       the net amount at risk.(12)
Minimum monthly deduction rate:                                $ 0.0066 times each $1,000 of     Same as Guaranteed Charge.
(13)                                                           the net amount at risk.
Monthly deduction rate during                                  $ 0.0392 times each $1,000 of     Same as Guaranteed Charge.
the first policy or layer year                                 the net amount at risk.
for a policy or layer insuring
a male, age 44 at issue, who
qualifies for our preferred
nonsmoker risk class, with
$250,000 of total face amount
($250,000-$499,999 band)(14):
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- -------------- ------------------ ----------------------------------
2.       Policy fee:              On each monthly policy       Policy Years   Amount             $6.00 in all policy years.
                                                               ------------   ------
                                  date starting with the
                                  policy date until the
                                  policy anniversary nearest
                                  the insured's 100th
                                  birthday.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               1-10 for       $6.00
                                                               issue ages
                                                               16-80

--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               1-5 for        $6.00
                                                               issue ages
                                                               81-89

--------------------------------- ----------------------------                                   ----------------------------------
--------------------------------- ----------------------------
                                                               11+ for        $10.00
                                                               issue ages
                                                               16-80

--------------------------------- ----------------------------                                   ----------------------------------
--------------------------------- ----------------------------
                                                               6+ for issue   $10.00
                                                               ages 81-89
--------------------------------- ---------------------------- -------------- ------------------ ----------------------------------






--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
3.       Monthly Expense Charge   On each monthly policy                                         Same as guaranteed charges in
     Per Thousand(15) is a        date starting with the                                             policy and layer years 1-10
     charge per $1,000 of face    policy date until the                                              for issue ages 16-80.
     amount of the base policy    policy anniversary nearest                                         Thereafter, generally is
     and per $1,000 of face       the insured's 100th                                                lower than guaranteed
     amount of each layer.        birthday.                                                          charges.

                                                                                                     Same
                                                                                                     as
                                                                                                     guaranteed
                                                                                                     charges
                                                                                                     in
                                                                                                     policy
                                                                                                     years
                                                                                                     1-5
                                                                                                     for
                                                                                                     issue
                                                                                                     ages
                                                                                                     81-89.
                                                                                                     Thereafter,
                                                                                                     generally
                                                                                                     is
                                                                                                     lower
                                                                                                     than
                                                                                                     guaranteed
                                                                                                     charges.
Maximum monthly expense charge:                                $ 10.4008 times each $1,000       $ 8.3358 times each $1,000 of
                                                                   of face amount for the base       face amount for the base
                                                                   policy and for each $1,000        policy and for each $1,000
                                                                   of face amount for each           of face amount for each
                                                                   layer, respectively.(16)          layer, respectively.(17)
Minimum monthly expense charge:                                $ 0.0167 times each $1,000        $ 0.0092 times each $1,000
                                                                   of face amount for the base       of face amount for the base
                                                                   policy and for each $1,000        policy and for each $1,000
                                                                   of face amount for each           of face amount for each
                                                                   layer, respectively.(18)          layer, respectively.(19)
Monthly expense charge during                                  $ 0.1183 times each $1,000        Same as Guaranteed Charge.
the first policy or layer year                                     of face amount for the base
for a policy or layer insuring                                     policy and for each $1,000
a male, age 44 at issue,                                           of face amount for each
qualifying for our preferred                                       layer, respectively.
nonsmoker risk class, with
$250,000 of total face amount
($250,000-$499,999 band):
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
4.       Monthly Deduction for
     In-Force Riders
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Accident Indemnity       On each monthly policy
     Rider(20):                   date, until the policy
                                  anniversary nearest the
                                  insured's 70th birthday.
Maximum monthly rider                                          $ 0.16 per $1,000 of accident     Same as Guaranteed Charge.
charge(21):                                                        indemnity face amount.
Minimum monthly rider                                          $ 0.08 per $1,000 of accident     Same as Guaranteed Charge.
charge(22):                                                        indemnity face amount.
Monthly rider charge for a                                     $ 0.09 per $1,000 of accident     Same as Guaranteed Charge.
rider insuring an individual,                                      indemnity face amount.
age 41 at rider issue:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Full Death Benefit       On each monthly policy       A monthly charge of $0.10 for     Same as Guaranteed Charge.
         Rider:                   date during policy years         each $1,000 of net amount
                                  when the insured is              at risk on the base policy
                                  between attained ages 90         and on each layer,
                                  and 99.                          respectively.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------






--------------------------------- ---------------------------- -------------------------------------------------------------------
             Charge                 When Charge is Deducted                             Amount Deducted
--------------------------------- ---------------------------- -------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
                                                                      Guaranteed Charge                 Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
>>       Guaranteed               On each monthly policy
     Insurability Rider:(23)      date, until the policy
                                  anniversary nearest the
                                  insured's 40th birthday.
Maximum monthly rider                                          $ 0.13 per $1,000 of option       Same as Guaranteed Charge.
charge(24):                                                        amount elected under the
                                                                   rider.
Minimum monthly rider                                          $ 0.07 per $1,000 of option       Same as Guaranteed Charge.
charge(25):                                                        amount elected under the
                                                                   rider.
Monthly rider charge for rider                                 $ 0.08 per $1,000 of option       Same as Guaranteed Charge.
insuring an individual, age 23                                     amount elected under the
at rider issue:                                                    rider.
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
--------------------------------- ----------------------------                                   ---------------------------------
>>       Insurance on Children    On each monthly policy       A monthly charge of $ 0.45 for    Same as Guaranteed Charge.
         Rider:                   date until the policy            each $1,000 of rider
                                  anniversary nearest the          coverage.
                                  insured's 65th birthday or the youngest
                                  child's 25th birthday, whichever occurs first.
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
>>       Waiver Provision         On each monthly policy
         Rider(26)                date, until the policy
                                  anniversary nearest the
                                  insured's 60th birthday.
Maximum monthly rider                                          $ 0.33 per $1,000                 Same as Guaranteed Charge.
charge(27):                                                        at risk on each coverage
                                                                   segment.
Minimum monthly rider                                          $ 0.01per $1,000                  Same as Guaranteed Charge.
charge(28):                                                        at risk on each coverage
                                                                   segment.
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
Monthly rider charge in the                                    $ 0.02 per $1,000                 Same as Guaranteed Charge.
first rider year for a rider                                       at risk on each coverage
insuring a male, age 34 at                                         segment.
rider issue, qualifying for a
standard smoker or standard
nonsmoker classification on the
rider:
--------------------------------- ---------------------------- --------------------------------- ---------------------------------
>>       Additional Waiver        On each monthly policy
         Provision Rider Charge   date, until the policy
         applicable to            anniversary nearest the
         Guaranteed               insured's 40th birthday if
         Insurability Rider(29)   both Guaranteed
                                  Insurability Rider and Waiver Provision Rider
                                  are in force on policy.
Maximum monthly rider                                          $ 0.04 per $1,000 of option       Same as Guaranteed Charge.
charge(30):                                                        amount elected under the
                                                                   rider
Minimum monthly rider                                          $ 0.02 per $1,000 of option       Same as Guaranteed Charge.
charge(31):                                                        amount elected under the
                                                                   rider.
--------------------------------- ---------------------------- --------------------------------- ---------------------------------

--------------------------------- ---------------------------- ------------------------------------------------------------------
             Charge                 When Charge is Deducted                             Amount Deducted
--------------------------------- ---------------------------- ------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
                                                                      Guaranteed Charge                 Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly rider charge for a                                     $ 0.03 per $1,000 of option       Same as Guaranteed Charge.
rider insuring a male, age 24                                      amount elected under the
at rider issue:                                                    rider
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Net Loan Interest Charge          While a policy loan is       2.25%                             2.00%.
Net Loan interest rate charged outstanding.(32) on policy loans.
--------------------------------- ---------------------------- --------------------------------- --------------------------------

(8) The Mortality and Expense Risk Charge is taken at a daily equivalent rate of 0.00068408% for the number of days in the valuation period of net assets in each sub-account.

(9) Monthly deduction rates vary based on the total face amount of the policy and layers; the insured's age at issue and age on each layer date, if any; gender (except where unisex rates apply); underwriting classification, including smoker or nonsmoker status, adjusted for any extra ratings; and the number of years that the policy and each layer, respectively, have been in force. Extra ratings are additional charges assessed on policies or layers insuring individuals considered to have to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. For a specific insured, monthly deduction rates for the policy and each layer generally increase with the age at issue of the insured, subject to the effect of all other criteria, including face amount bands. On any specific policy, monthly deduction rates generally increase based on the attained age of the insured, such that monthly deduction rates generally increase annually based on the policy duration and the insured's attained age. This is not always the case, however, and the effect of any extra ratings, among other things, may result in actual decreases in monthly deduction rates in certain years compared to the rates in a prior year. Monthly deduction rates generally change on the policy anniversary. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed maximum monthly deduction rates times each $1,000 of base policy net amount at risk applicable to your policy. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(10) Net amount at risk is the difference between (a) the death benefit and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy and for each layer.

(11) The maximum guaranteed monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy or layer years if the policy or layer is issued with extra ratings. See note 9 above for an explanation of "extra ratings".

(12) The maximum current monthly deduction rate shown will apply during the eleventh policy year for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class or our preferred smoker risk class for any face amount of insurance that we issue. The maximum charge will be higher for policies on which extra ratings apply. See note 9 above for an explanation of "extra ratings".

(13) The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 27 at issue, qualifying for our preferred nonsmoker risk class for a policy with a face amount of $ 3,000,000 or more ($3,000,000 and above bands).

(14) We offer 9 bands of face amount coverage under the policy. Monthly deduction rates and monthly expense charge per thousand rates generally vary by band, but they do not vary above the $3,000,000 - $4,999,999 face amount band. The $5,000,000 and $10,000,000 bands have reduced administrative charges deducted from premiums compared to other bands. Except as noted, it is generally the case that the higher the band of total face amount coverage for the base policy plus all coverage layers, the lower the monthly deduction rates and the monthly expense charge per thousand rates for a specific insured. Your coverage band can be changed by increasing or decreasing the face amount, unless we agreed to determine the initial band for a policy by aggregating the face amounts of two or more policies.

(15) The monthly expense charge per thousand varies based on the total face amount of the base policy and any layers; the insured's age at issue and age on each layer date, if any; gender; underwriting classification, including smoker or nonsmoker status for the base policy and each layer, respectively; and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. Generally, the initial monthly expense charge per thousand increases with the age at issue of the insured, subject to all other conditions affecting the charge. The guaranteed and the current rates are level during the first 10 policy or layer years, if the insured was less than 81 years old at issue, and they are level during the first 5 policy years if the insured was 81 years old or older at issue. Beginning in the 11th year (or, as applicable, the 6th year), the guaranteed rate will increase on certain policies, based on the issue age, underwriting class, and other criteria. For other policies, the guaranteed rate remains level in all policy and layer years. On a current charge basis, the rate decreases starting in the 11th policy or layer year, if the insured was less than 81 years old on the policy or layer date or starting in the 6th policy year if the insured was 81 years old or older on the policy date. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the guaranteed maximum monthly expense per thousand charges applicable to your policy. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(16) The maximum guaranteed monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a male, age 80 at issue, and during the sixth and subsequent policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard risk class, smoker or nonsmoker status, or for our preferred risk class, smoker or nonsmoker status, for any face amount of insurance that we issue.

(17) The maximum current monthly expense charge per thousand shown will apply during the first through fifth policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class, with a base policy face amount of $25,000 ($25,000-$49,999 band).

(18) The minimum guaranteed monthly expense charge per thousand shown will apply during the eleventh policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred nonsmoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).

(19) The minimum current monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).

(20) Charge for the Accident Indemnity Rider is based on the insured's age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(21) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

(22) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 through 39 at rider issue.


(23) Charge for the Guaranteed Insurability Rider is based on the insured's age at rider issue (and, in California, the insured's sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(24) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

(25) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 or 17 at rider issue. (In California, the minimum monthly rider charge will also apply for a female insured, ages 18 or 19 at rider issue.)

(26) The charge for the Waiver Provision Rider varies based on the insured's attained age, gender, and smoker or nonsmoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(27) The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 26 above for an explanation of "extra ratings". (28) The minimum charge applies for a rider covering a male insured whose attained age is less than 29 or a female insured whose attained age is less than 28.

(29) An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured's age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the additional charge applicable to your policy if the two riders, above, are added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(30) The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

(31) The minimum charge shown applies to a rider issued with a standard risk classification, insuring a male, ages 33 or less at rider issue.

(32) The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Loan interest is charged in advance to the next policy anniversary. Loan interest is charged initially when the loan is taken. Each policy anniversary thereafter while a policy loan is outstanding, loan interest is charged in advance to the next policy anniversary. The effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the annual effective policy loan interest rate charged is 6.25% (5.88% in advance) during policy years 1-10 and 4.25% (4.07% in advance) thereafter. On a current basis, the annual effective policy loan interest rate charged is 6.00% (5.66% in advance) during policy years 1-10 and 4.00% (3.84% in advance) thereafter. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).


For information concerning compensation paid for the sale of the policies, see Distribution.

                                       23
                               Portfolio Expenses

The following table describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2005 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


---------------------------------- -------------------------------
             Minimum                          Maximum
---------------------------------- -------------------------------
---------------------------------- -------------------------------
              0.14%                            1.66%
---------------------------------- -------------------------------

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                               Portfolio Expenses


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
---------                                                               ----        --------     ----------    --------
AEGON/Transamerica Asset Allocation - Conservative Portfolio -         0.10%          0.04%                     0.14%
Initial Class(2)(3)
AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial       0.10%          0.04%                     0.14%
Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio        0.10%          0.04%                     0.14%
- Initial Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Portfolio -             0.10%          0.04%                     0.14%
Initial Class(2)(3)
AEGON/Transamerica Capital Guardian Global - Initial Class(2)          0.98%          0.10%                     1.08%
AEGON/Transamerica Capital Guardian Value - Initial Class(2)           0.79%          0.05%                     0.84%
AEGON/Transamerica Clarion Global Real Estate Securities -             0.79%          0.07%                     0.86%
Initial Class(2)(15)
AEGON/Transamerica Federated Growth & Income - Initial Class(2)        0.75%          0.08%                     0.83%
AEGON/Transamerica Great Companies TechnologySM - Initial              0.78%          0.08%                     0.86%
Class(2)


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio(continued) Fees Expenses 12b-1 Fees Expenses AEGON/Transamerica JP
Morgan Mid Cap Value - Initial Class(2) 0.81% 0.06% 0.87% AEGON/Transamerica
Marsico Growth - Initial Class(2) 0.80% 0.08% 0.88% AEGON/Transamerica Mercury
Large Cap Value - Initial Class(2) 0.78% 0.06% 0.84% AEGON/Transamerica PIMCO
Total Return - Initial Class(2) 0.67% 0.07% 0.74% AEGON/Transamerica Templeton
Great Companies Global - Initial 0.75% 0.15% 0.90%
Class(2)
AEGON/Transamerica Third Avenue Value - Initial Class(2)               0.80%          0.07%                     0.87%
AEGON/Transamerica Transamerica Convertible Securities - Initial       0.73%          0.06%                     0.79%
Class(2)
AEGON/Transamerica Transamerica Equity - Initial Class(2)              0.72%          0.08%                     0.80%
AEGON/Transamerica Transamerica Growth Opportunities - Initial         0.78%          0.08%                     0.86%
Class(2)
AEGON/Transamerica Transamerica Money Market - Initial Class(2)        0.35%          0.05%                     0.40%
AEGON/Transamerica Transamerica U.S. Government Securities -           0.55%          0.07%                     0.62%
Initial Class(2)
AEGON/Transamerica Van Kampen Mid-Cap  Growth - Initial                0.80%          0.12%                     0.92%
Class(2)(14)
Alger American Income & Growth - Class O                               0.625%        0..125%                    0.75%
AllianceBernstein VP Growth and Income Portfolio - Class B             0.55%          0.05%        0.25%        0.85%
AllianceBernstein VP Large Cap Growth Portfolio - Class B              0.75%          0.06%        0.25%        1.06%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial       0.75%         0..04%                     0..79%
Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial           0.75%          0.06%                     0.81%
Shares
Dreyfus VIF - Appreciation Portfolio - Initial Shares                  0.75%          0.05%         0.25        1.05%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares            0.75%          0.06%                     0.81%
Fidelity VIP Contrafund(R) Portfolio - Service Class 2((4))              0.57%          0.09%        0.25%        0.91%
Fidelity VIP Equity-Income Portfolio - Service Class 2((4))            0.47%          0.09%        0.25%        0.81%
Fidelity VIP Index 500 Portfolio - Service Class 2((5))                0.10%          0.00%        0.25%        0.35%
Franklin Small Cap Value Securities Fund - Class 2((6))                0.52%          0.17%        0.25%        0.94%
Franklin Small-Midcap Growth Securities Fund - Class 2((6))            0.48%          0.28%        0.25%        1.01%
Janus Aspen Series Balanced - Service Shares(7abc)                     0.55%          0.02%        0.25%        0.82%

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio(continued)                                                    Fees        Expenses     12b-1 Fees    Expenses
--------------------                                                    ----        --------     ----------    --------
Janus Aspen Series Worldwide Growth - Service Shares(7abc) (8)         0.60%          0.01%        0.25%        0.86%
MFS(R) Emerging Growth Series - Initial Class((9))                       0.75%          0.13%                     0.88%
MFS(R) Investors Trust Series - Initial Class((9))                       0.75%          0.13%                     0.88%
MFS(R) Research Series - Initial Class((9))                              0.75%          0.18%                     0.93%
PIMCO VIT Real Return - Admin Class(10)                                0.25%          0.26%        0.15%        0.66%
PIMCO VIT StocksPLUS Growth & Income - Admin Class                     0.40%          0.25%                     0.65%
Premier VIT OpCap Managed Portfolio(11)                                0.80%          0.11%                     0.91%
Premier VIT OpCap Small Cap Portfolio(11)                              0.80%          0.12%                     0.92%
Van Kampen UIF Core Plus Fixed Income - Class 1((12))                  0.38%          0.30%                     0.68%
Van Kampen UIF Emerging Markets Equity - Class 1((12))                 1.25%          0.41%                     1.66%
Van Kampen UIF High Yield - Class 1(12)(13)                            0.42%          0.43%                     0.85%
Van Kampen UIF International Magnum - Class 1((12))                    0.80%          0.38%                     1.18%


The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2005.

Notes to Fee Table:

(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2005. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

                                                                                                    Total Portfolio
                                                            Management       Other     Rule 12b-1        Annual
Portfolio                                                      Fees        Expenses       Fees          Expenses
---------                                                      ----        --------       ----          --------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2        0.55%          0.09%        0.25%          0.89%
Fidelity VIP Equity Income Portfolio - Service Class 2        0.46%          0.09%        0.25%          0.80%
Franklin Small Cap Value Securities Fund - Class 2            0.47%          0.17%        0.25%          0.89%
Franklin Small - Midcap Growth Securities Fund - Class 2      0.46%          0.28%        0.25%          0.99%
Van Kampen UIF Emerging Markets Equity - Class 1              1.24%          0.41%                       1.65%
Van Kampen UIF High Yield - Class 1                           0.37%          0.43%                       0.80%
Van Kampen UIF International Magnum - Class 1                 0.77%          0.38%                       1.15%

(2) Projected expense are based on the 12/31/05 Annual Report and the most current contractual advisory fees and expense limits.

(3) Policyowners allocating net premiums and/or other accumulation value to the sub-account will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests. After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it is invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be:
Conservative Portfolio: 0.97%; Growth Portfolio: 1.05%; Moderate Portfolio:
0.99%; Moderate Growth Portfolio: 1.02%. Based on Initial Class expense ratio, the range is generally expected to vary within a range of: Conservative
Portfolio: 0.54% and 1.40%; Growth Portfolio: 0.54% and 1.40%; Moderate
Portfolio: 0.54% and 1.40%; Moderate Growth Portfolio: 0.54% and 1.40%. These expense ratios are estimates only, and may vary.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Equity- Income Portfolio:
0.80%; Contrafund Portfolio: 0.89%. These offsets may be discontinued at any time.

(5) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year through May 1, 2006.

(7) a) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital. b) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. c) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(8) Effective January 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

(9) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(10) Ratio of expenses to average net assets excluding interest expense is 0.65%.

(11) "Other Expenses" are inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank.

(12) For the year ended December 31, 2005, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Core Plus Fixed Income Portfolio 0.70%; High Yield Portfolio 0.80%; Emerging Markets Equity Portfolio 1.65%; International Magnum Portfolio 1.15%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.

(13) Expense information has been restated to reflect current fees in effect as of June 1, 2005.

(14) Formerly called: AEGON/Transamerica Van Kampen Emerging Growth - Initial Class.

(15) Formerly called: AEGON/Transamerica Clarion Real Estate Securities

26

TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Our administrative office is located at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152. Telephone: 1-866-844-4885

Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values is an annual effective rate of 4.00%. We may credit interest at a higher rate, but there is no assurance that we will declare an interest rate higher than the 4% per year minimum. Beginning on the policy anniversary nearest the insured's 100th birthday, accumulation value in the fixed account will earn interest at the minimum guaranteed rate. We credit interest with respect to outstanding loans at an annual rate of 4.00% in all policy years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-5, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 45 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolios' investment objectives will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation ("TSSC"), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TSSC that are attributable to our variable insurance products are then credited to us. No 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees ("Support Fees"). We and our affiliates, including TSSC, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

-------------------------------------------------------------------------------------------------------------

                     Incoming Payments to TOLIC and/or TSSC
-------------------------------------------------------------------------------------------------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
          Fund Group                  Maximum Fee                Fund Group                 Maximum Fee
                                     % of assets*                                          % of assets*
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
Alger                            0.35% after $500       AEGON/Transamerica Series      0.39% **
                                 million***             Trust, Inc. (ATST)
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
AllianceBernstein                0.30%                  Dreyfus                        0.25%
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
Franklin                         0.40%                  Janus                          0.35%
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
MFS                              0.20% after $20        Pacific Investment             0.30%
                                 million***             Management Company (PIMCO)
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
OpCap                            0.25% after $600       Van Kampen                     0.25%
                                 million***
-------------------------------- ---------------------- ------------------------------ ----------------------
-------------------------------- ---------------------- ------------------------------ ----------------------
Fidelity                         0.25%
-------------------------------- ---------------------- ------------------------------ ----------------------

* Payments are based on a percentage of the average assets of each underlying portfolio owned by the sub-accounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

** Since ATST is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the ATST portfolios, in terms of our and our affiliates' overall profitability. These additional benefits may be significant.

*** We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TOLIC and its affiliates.

69Other payments. We and our affiliates, including TSSC, Transamerica Capital, Inc. ("TCI"), InterSecurities, Inc. ("ISI") and Transamerica Financial Advisors ("TFA") also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers' or sub-advisers' own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a "preferred sponsor" program that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences that are attended by TCI's wholesalers; (2) may pay ISI varying amounts to obtain access to ISI's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.


For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI's events:
Transamerica Investment Management, Fidelity, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA. All or some of these amounts were attributable to products other than the TransUltra VUL policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

For further details about the compensation payments we make in connection with the sale of the policies, see
Distribution in this prospectus.
Addition, Deletion or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios or classes of portfolio shares will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio. Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TOLIC, and TOLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See "Revenue We Receive".) We have included the AEGON/Transamerica Series Trust ("ATST") portfolios at least in part because they are advised by our affiliate, Transamerica Fund Advisers, Inc., and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.

You are responsible for choosing the sub-accounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The portfolios' investment objectives are described below.
The Asset Allocation Conservative Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation and current income.

Investment Advisor - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income.

Investment Adviser- Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts ("ADRs") and other U.S. registered foreign securities).

Investment Adviser - Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Clarion Global Real Estate Securities of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Fund Advisors, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Federated Growth & Income Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Investment Adviser - Transamerica Fund Advisors, Inc. (Federated Investment Counseling, sub-adviser)

The Great Companies TechnologySM of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C., sub-adviser)

The JP Morgan Mid Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks growth from capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (JP Morgan Investment Management, Inc., sub-adviser). This portfolio is no longer available for new net premiums or transfers.

The Marisco Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Fund Advisors, Inc. (Banc of America Capital Management, LLC, sub-adviser)

The Mercury Large Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Fund Asset Management L.P. d/b/a Mercury Advisors, sub-adviser)

The PIMCO Total Return Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.

Investment Adviser - Transamerica Fund Advisors, Inc. (Pacific Investment Management Company LLC ("PIMCO"), sub-adviser)

The Templeton Great Companies Global Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C. & Templeton Investment Counsel, LLC, sub-adviser)

The Third Avenue Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Third Avenue Management LLC, sub-adviser)

The Convertible Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Growth Opportunities Portfolio of the AEGON/Transamerica Series Trust, Inc.
- Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management LLC, sub-adviser)

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica U.S. Government Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored entities.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Van Kampen Mid-Cap Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Van Kampen Asset Management, Inc., sub-adviser)

The Income & Growth Portfolio of The Alger American Fund - Class O primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser - Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index ("S&P 400"). To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

Investment Adviser - The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that in the opinion of fund management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser - The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser - The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser - The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser - Fidelity Management & Research Company

The Equity-Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500(R)).

Investment Adviser - Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500(R).

Investment Adviser - Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Product Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion at the time of purchase. The Fund invests in equity securities of companies that the manager believes are undervalued.

Investment Adviser - Franklin Advisory Services, LLC

The Franklin Small-Midcap Growth Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small-cap companies are those with market capitalization values not exceeding: $1.5 billion; or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

Investment Adviser - Franklin Advisors, Inc.

The Balanced Portfolio - Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser - Janus Capital Management LLC

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

Investment Adviser - Janus Capital Management LLC

The Emerging Growth Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks long-term growth of capital by investing in common stocks of companies that are early in their life cycles that MFS believes have the potential to become major enterprises.

Investment Adviser - MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Adviser - MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than average prospects for long-term growth.

Investment Adviser - MFS Investment Management(R)

The OpCap Managed Portfolio of the Premier VIT seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Captial's and PIMCO's assessments of the relative outlook for such investments.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC/Pacific Investment Management Company LLC, ("PIMCO"), sub-adviser)

The OpCap Small Cap Portfolio of the Premier VIT seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with a market capitalization under $2 billion at time of purchase.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC, sub-adviser)

The Real Return Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")
The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The Core Plus Fixed Income Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser - Van Kampen*

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser - Van Kampen*

The High Yield Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser - Van Kampen*

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser - Van Kampen*

* Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser of these UIF Portfolios.




VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation values in the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.

THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

o modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

o make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

o        Preferred nonsmoker
o        Preferred smoker
o        Standard nonsmoker
o        Standard smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured's underwriting class, among other factors.

Generally, our rates are lowest for preferred nonsmokers.

We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $25,000 - $49,999
o        $50,000 - $99,999
o        $100,000 - $249,999
o        $250,000 - $499,999
o        $500,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

The monthly deduction rates we use decrease at each band, except that at the $5,000,000 band, we reduce the administrative charge from 7% to 6.5%. For the $10,000,000 band, we reduce the administrative charge from 6.5% to 6.25%.

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy. Changes in band due to face amount increase or decreases will be applied prospectively for monthly deductions which become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.

Premium with Application: You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.

Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums, for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

o The payment made with the application must be received at our administrative office within the lifetime of the proposed insured and honored on first presentation for payment;

o Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our administrative office;

o As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and

o The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable under the company's rules for insurance on the plan, in the amount, and at the rating class of risk applied for in Part 1 of the application.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.

60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company's liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured is age 16 to 65 and is insurable as a standard risk; or (b) $400,000 if the proposed insured is age 66 to 75 and insurable as a standard class of risk; or (c) $100,000 for all other classes of risk.

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least
$25,000.

Life Insurance Qualification

This policy is intended to qualify as life insurance under Code Section 7702 under the cash value accumulation test. Under this test, the accumulation value of the policy may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed mortality charges and 4% interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factor for the applicable policy year. The death benefit factors vary by policy years and by the attained age of the insured, as well as the insured's gender and smoker or nonsmoker status; are included in the policy, and can be found in APPENDIX B. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Conversions of Term Life Insurance
Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransUltra VUL policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransUltra VUL. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransUltra VUL policy if the conversion occurs before the insured reaches a specified age. The TransUltra VUL policy would be issued on the same insured at the same underwriting class, if available under the TransUltra VUL policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability. We may discontinue allowing conversions to TransUltra VUL at any time and without advance notice.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met.

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o        monthly deductions are not being waived under a Waiver Provision Rider.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) the insured is alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election. To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.
Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the base policy and/or layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we will charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year.

Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.
The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o Transfers we may make after we receive notice of the insured's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance ("VUL") policy was not designed for the use of market timers or other investors who make programmed, large, frequent or short-term transfers, or engage in other types of disruptive trading. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

(2) an adverse effect on portfolio management, such as:

     (a) impeding a portfolio manager's ability to sustain an investment objective;

     (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

     (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

 (3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed polices and procedures with respect to market timing and disruptive trading (which may vary for certain sub-accounts at the request of the underlying fund portfolios), and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be "expedited transfers," but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer within two days if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more VUL policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

o        Impose redemption fees on transfers;

o Expressly limit the number or size of transfers in a given period except for certain sub-accounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL policy, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. And, while the policy's provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or disruptive trading. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies: The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that any protection they may have against potential harm from market timing or disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing and disruptive trading.

Policy owners should be aware that we expect to be contractually obligated to prohibit transfers by policy owners identified by an underlying fund portfolio and to provide policy owner transaction data to the under lying fund portfolios.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts.* The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value sub-account.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first transfer.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a)       a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy month if there is an outstanding loan balance on the date of the transfers under the AAR option. The balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually. There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.
o We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options,

o change your premium allocations or your monthly deductions allocations, and

o        request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.

DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof of Death

We will pay any death benefit payable because of the death of the insured when we receive due proof of the death of the insured while the policy is in force. When the insured dies, proof of death must be sent to our Administrative Office. We must be notified of the death within a reasonable time, and in no event later than one year after the date of death. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest age 100. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively. If you do not choose a death benefit option on the application, Option 1 will automatically take effect. Except with our consent, only Option 1 (the level option) is available on policies covering insureds who are between 81-89 years old on the Policy Date.

You may change the death benefit option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on the insured's evidence of insurability provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest age 100, the death benefit will be as follows:

For Option 1 (the level option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or

b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

The applicable death benefit factors will be based on the insured's age as of the last policy anniversary and on the number of full policy years that have lapsed since the date of issue.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy and any layers), and

o        you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions for the base policy and for any layers are based on net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage and any layers for the same insured compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy and any layers.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage, and of any layers, and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage and of any layers, however, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers may be higher or lower than those you would be charged under Option 2.

Transfers After Insured's Death

After we receive notice of the insured's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.


Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option.

Option to Change the Face Amount

Increasing the Face Amount: Effective on any policy anniversary, you may request an increase in the face amount of the policy. The policy must be in force on the layer date, and the insured must be alive and no older than age 80. The following conditions apply:

o        You must make a written request to us.

o The amount of the increase in face amount must be at least $25,000.

o You must submit evidence of insurability satisfactory to us.

o The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase.

o The death benefit option for the layer must be the same as the base policy.

o If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

The increase in coverage will be issued as a separate layer on the policy. It will have a required premium per year beginning on the layer date. It will also have its own surrender penalty period for 10 years, beginning on the layer date. The monthly deductions for that layer will be based on:

o        the face amount and accumulation value of the layer;

o        the insured's gender;

o        the insured's smoker or nonsmoker status;

o the insured's class of risk as of the layer date (including any adjustments for extra ratings); and

o        the insured's age as of the layer date.

After the increase, the monthly deduction rates for the base policy and for the layer will be based on the new total face amount of the policy.

Decreasing the Face Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

o        You must make a written request to us.

o On the request date, the policy must be in force and the insured must be alive.

o The amount of the reduction in face amount must be at least $25,000.

o The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we receive your request. If we receive your request on a monthly policy date, the request will be effective on the valuation date we receive the request.
The decrease of the face amount may cause a change in the monthly deduction charged.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy.

A surrender penalty will result from the decrease in face amount to the extent the decrease is allocated to the base policy during the 10 year surrender penalty period for the base policy or is allocated to a layer during the 10 year surrender penalty period for the layer. If the surrender penalty period is still in effect, the surrender penalty period for the base policy and all layers ends immediately before the policy anniversary nearest age 100. We will allocate the surrender penalty among the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layer. If the surrender penalty for a layer exceeds the accumulation value minus any outstanding loan for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the base policy or a layer is equal to A times B divided by C, where:

A    is the full surrender penalty for the current policy or layer year;

B    is the amount of the decrease allocated to the base policy or layer; and

C is the face amount of the base policy or layer before the decrease.

If a decrease in face amount reduces a layer's face amount to zero but the layer's accumulation value exceeds zero, the remaining accumulation value in the layer will be transferred to the base policy accumulation value. The amounts in each investment option will be transferred directly to the same investment options in the base policy.
After the decrease, the monthly deduction rates and any future surrender penalties will be based on the new face amount of the policy. If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount. Please see Surrender Penalty Deferral Endorsement.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

When you apply for a policy, you must elect a required premium for the base policy. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium for the base policy and any layers must be paid during any applicable required premium period or the policy will enter the grace period and may lapse. The required premium period is 5 years. There will be a new required premium period for a layer beginning on the layer date if you add a new layer.

Paying the required premiums during the required premium period does not guarantee the policy will not lapse. Even if you pay the required premiums during the required premium period, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions and any loan interest due.

If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the available accumulation value, subject to the provisions of that endorsement.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the required premium per year and Grace Period provisions of your policy.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o    You may pay premiums at any time before the policy anniversary nearest age
     100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

Required Premiums

By the end of each policy or layer year during any applicable required premium period, the total gross premiums paid for the policy, less the amount of any premium refunds, partial surrenders and surrender penalty free withdrawals, must equal or exceed the cumulative required premiums for the base policy and all layers, or this policy will enter the grace period and may lapse. On any applicable policy or layer anniversary, the cumulative required premiums for the base policy or any layer, respectively, is equal to (a) times (b), adjusted for any decreases in face amount, where:

(a)  is the required premium for the base policy or layer; and

(b) is the number of full years that have elapsed in the required premium period for the base policy or layer.

You may pay all or part of the required premiums at any time before they are due.

Layer Allocation

Net premiums will be allocated among the base policy and any layers as follows:

o The net premium will first be applied to any required premiums not yet paid that are due before the end of the current policy or layer year. Amounts so applied will be allocated in proportion to such required premiums not yet paid for the base policy and each layer.

o Any remaining net premium will next be applied to any required premiums not yet paid for future policy and layer years. Amounts so applied will be allocated in proportion to the amounts required to meet the future premium requirements for the base policy and each layer.

o The remainder, if any, will be allocated in proportion to the most recently applicable required premium for the base policy and each layer.

After the end of the required premium period, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest age 100.

After the required premium period, we will continue to provide you with a schedule of premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period for the base policy or for any layer, your coverage will continue until the accumulation value less any outstanding loan is insufficient to pay the monthly deduction and any loan interest due. At that time, your policy will enter the grace period (subject to the provisions of the Endorsement to Modify Grace period if that endorsement is in effect on your policy). At the policy anniversary nearest age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each year during the required premium period of the base policy, if you have paid the cumulative required premiums for the base policy as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of the base policy. For the base policy, the amount of the credit will be a specific percentage of the required premium per year for the base policy during the required premium period. The premium qualification credit is equal to 2% of the required premium. After the required premium period for the base policy, no additional premium qualification credits will be added to your accumulation value.

At the end of each layer year during the required premium period of each layer, if you have paid the cumulative required premiums for the layer as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of that layer. For a layer, the amount of the credit will be 2% of the required premium for the layer. After the required premium period for each layer, no additional premium qualification credits will be added to your accumulation value.

We will not credit the premium qualification credit if the amount of premium required is not received by the end of the applicable policy or layer year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy or layer anniversary if that day is a valuation date. If the policy or layer anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitation

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than 1% of the policy's face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect.

ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts* and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value sub-account. You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

Your premium allocation election applies to all net premiums credited to your policy. Separate elections for each layer and the base policy are not permitted.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums, transfers and any applicable premium qualification credits to the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year's Day, Washington's Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                {(A x B) minus C}
                                        D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.
D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.
The accumulation value of the base policy at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request. We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the policy; minus

o        any existing policy loans; minus

o        the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will allocate the partial surrender among the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. The amounts so allocated will be deducted from the accumulation value of the base policy or layer.

During the first 10 policy or layer years, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on any partial surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer, the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each layer where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For the base policy or layer to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A    is the amount of the excess attributed to the base policy or layer;

B is the surrender penalty factor for the current policy or layer year, as applicable;

C    is 1000; and

D is 1000 minus the surrender penalty factor for the current policy or layer year, as applicable.

The surrender penalty factors vary by policy year and layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers is less than $25, the surrender penalty will be $25.

After all surrender penalty periods have expired, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

The surrender penalty will be deducted from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, the remainder will be deducted successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis. We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If your policy has one or more layers on it, you will not be permitted to specify the investment options from which the partial surrender and penalties, if any, are to be deducted.

If you choose Death Benefit Option 1, we will also reduce the policy's face amount by:

o the surrender amount that exceeds the surrender penalty free withdrawal amount; plus

o    any applicable  surrender penalty (including partial surrender  transaction fees). If you choose Death Benefit Option 3, we will also reduce from the policy's face amount by:

o    the surrender amount that exceeds the greater of:

a) the amount eligible for a surrender penalty free withdrawal; or

b) the cumulative gross premiums paid minus the sum of all previous surrenders and premium refunds; plus

o any applicable surrender penalty (including partial surrender transaction fees) on the amount that exceeds the amount eligible for a surrender penalty free withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is:

o    10% of the accumulation value, minus

o 100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.


NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer.
We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The following terms and conditions apply to policy loans:

o The maximum loan amount for the policy is equal to the policy's accumulation value minus the total of:

a)       any outstanding loan(s) on the policy; plus

b)       interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions for the base policy and for all layers.

     We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

o Interest on loans is due in advance each year on the policy anniversary. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

We will allocate the net loan amount to the base policy and any layers in the same proportion the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the net loan amount. We will transfer the net loan amount to the loan account.

If there are no layers on your policy, we will allow you to specify the investment options from which the loan should be deducted. Loan interest is always deducted pro-rata. If there are any layers on your policy, all loans will be allocated pro-rata, as described above.

If the insured dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest with respect to outstanding loans at a rate equal to 4% per year. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The loan account is part of the fixed account. The loan account includes outstanding loans.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy month in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

Loan Repayment

You may repay any part of an outstanding loan at any time while the insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest age 100. When we receive a loan repayment, we will apply it to reduce the outstanding balance in the loan account. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the accumulation value less any outstanding loans is not large enough to cover the monthly deduction due or if the net cash value is less than any loan interest due that is not paid in cash.

You may pay loan interest due in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the insured dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if the accumulation value less any outstanding loan is not large enough to cover the monthly deduction due or if the net cash value is less than the loan interest due that is not paid in cash. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.


LAPSE & REINSTATEMENT

Grace Period

During any required premium period, a grace period is a period of 61 days starting on:

o a policy or layer anniversary on which the cumulative required premiums for the base policy or layer, respectively, have not been paid; or

o a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction due.

During the required premium period for the base policy or a layer, failure to pay sufficient premium to meet the cumulative required premium amounts will cause your policy to enter the grace period, even if the accumulation value minus any existing loan is greater than the monthly deductions and the next cash value is greater than any loan interest due.

After the end of all required premium periods and before the policy anniversary nearest age 100, a grace period is a period of 61 days beginning on a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction.

Additionally, a grace period is a period of 61 days starting on a policy anniversary on which any loan interest due has not been paid in cash, and the policy's net cash value is less than the loan interest due.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy and any layers in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option.

During the grace period, we will not charge interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the insured died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 100.

o The insured must submit evidence of insurability satisfactory to us.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans. We may charge interest, compounded annually, at a rate of 6.25% (5.88% in advance) from the date the policy lapsed to the reinstatement date on the amount of any loans you reinstate or repay. We do not currently assess this interest charge. Any loan interest due after the effective date of reinstatement will be at the effective annual rate for the policy year during which the interest is due.

o The reinstated policy will be subject to the minimum premium requirement during the required premium period. Any increase in the face amount of the base policy will also be subject to the minimum premium requirement during the layer's required premium period. The required premium period will be calculated from the original policy date or the original layer date. It does not start over.

     If the policy lapsed during any required premium period and is reinstated in a different policy or layer year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the amount needed to meet the minimum premium requirement at the time of reinstatement. We do not currently assess this interest charge. If the policy lapsed after any required premium period, or if the policy lapsed during a required premium period and is reinstated in the same policy or layer year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

o You must repay any net cash value given to you at the time of lapse, with interest. . We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the net cash value paid to you at the time of lapse that is repaid at the time of reinstatement. We do not currently assess this interest charge.

o Any applicable surrender penalties in effect for the reinstated policy or layer will be calculated from the original policy date and layer dates, as applicable.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement. If a person other than the insured is covered by any attached rider, that person's coverage will be reinstated under the reinstatement terms of such rider.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse.
We will allocate the amount you pay within one valuation date after the later of:

o        the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.


OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Accident Indemnity Rider


This rider provides an accidental death benefit if the insured dies as a result of accidental bodily injury while the rider is in force. The accidental death benefit under the rider is in addition to any death benefit under the policy. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


Full Death Benefit Rider


The Full Death Benefit Rider provides for the continuation of the full death benefit after the policy anniversary nearest age 100, if the policy is still in force at the policy anniversary nearest the insured's age 100. The death benefit option after age 100 will remain the same as the option as defined on the policy anniversary nearest the insured's age 100. This rider is available only at the time the policy is issued. Monthly deduction charges for this rider are assessed during policy years when the insured is between attained ages 90 and 99.


Guaranteed Insurability Rider


This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 16 and 33 who meet our underwriting requirements on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransUltra VUL policy.


Insurance on Children Rider


This rider provides for a term insurance benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age 65. It is available on insured's children who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


The term insurance is convertible to a permanent plan of insurance we make available for this purpose when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.


Waiver Provision Rider


This rider provides that we will waive each monthly deduction due if the insured becomes totally disabled after the insured's 10th birthday. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. The definition of total disability may vary by state. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from conditions or activity specifically excluded in the rider.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.


Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy


Automatic Premium Loan Endorsement


The Automatic Premium Loan Endorsement will be added to your policy if you request it on the application. We may allow you to add the endorsement at a later date. There is no charge for adding this endorsement.


If the endorsement is in effect on your policy, then, if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have sufficient net cash value to pay both the required premium due and the interest due on the loan.


The endorsement is only effective during the required premium period for the base policy or any layer.


Endorsement to Modify Grace Period


The Endorsement to Modify Grace Period allows your policy to remain in force during a specified number of years even if the accumulation value of the policy is insufficient to cover the monthly deductions due, subject to the terms of the endorsement. This endorsement is added automatically to your policy if your policy is issued with a level death benefit option.


While there is no direct charge for this endorsement, this endorsement must be kept in force by meeting the terms of the endorsement and paying sufficient premiums to meet the select monthly premium requirement during the specified number of years, also referred to as the select period.


Extra Surrender Penalty Free Withdrawal Endorsement


After the first policy year, if the insured is diagnosed with a critical care condition as specified in the endorsement, this endorsement allows you to take an extra 10% of the policy value in addition to the standard penalty free withdrawal amount, without the application of any surrender penalty. There is no additional charge for this endorsement.


There may be important tax consequences if an extra surrender penalty free withdrawal under this endorsement is taken. Consult a tax adviser regarding this endorsement.


Full Policy Surrender Penalty Waiver Endorsement


This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that your required premium per year on the policy is at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.


Option for Additional Insurance Endorsement


This endorsement will be added to your policy if the insured is between the ages of 16 and 65 on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.


While this endorsement is in force, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement, up to a maximum amount the original face amount, or $100,000, whichever is less.


If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.


The additional coverage will be issued as a new TransUltra VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and your required premium per year on the policy is $50,000 per year for the first 5 policy years.


There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;
o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for face amounts between $5,000,000 and $9,999,999, and 6.25% for face amounts of $10,000,000 and over. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the first 10 policy years, and the first 10 layer years for each layer, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, and/or (b) a decrease in face amount. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. The minimum surrender penalty is $25.

A layer year is a twelve month period beginning on the effective date of a layer, and each twelve month period thereafter.

After the 10th policy year or, as applicable, layer year, we assess a $25 charge for partial surrenders in excess of the amount that would be eligible for surrender penalty free withdrawal during the surrender penalty period. We deduct the surrender penalty from the base policy or layer accumulation value. The surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer. The surrender penalty factor for a policy depends on:

o the insured's age at issue, or age on the layer date for each layer as applicable, gender, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

o        how many years the policy and each layer, if any, have been in force.

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty for the base policy that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that result by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that result by the surrender penalty factor for the layer year in which the surrender occurs.

The surrender penalty factor for the base policy generally decreases each policy year on the policy anniversary until it is zero after 10 policy years. The surrender penalty factor for a layer generally decreases each layer year on the layer anniversary until it is zero after 10 layer years.

An example of how to calculate the surrender penalty amount is provided in APPENDIX C - SURRENDER PENALTY.

The surrender penalty factors are shown in the policy data pages for the policy.

See also Surrender Penalty Deferral Endorsement.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Partial Surrender Transaction Fee

After the 10th policy or, as applicable, layer year, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we may charge you $10.00 for each additional transfer.

This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you may incur interest charges if:

o        you had an outstanding loan when the policy lapsed;

o    you must pay us an amount necessary as a required premium per year; and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

Although we do not currently assess such interest charges, we may charge interest:

o for an outstanding loan at an effective annual rate of 6.25% (5.88% in advance) for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions; and/or

o for the required premium per year and for the net cash value paid back to us at an effective annual rate of 6%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured's 100th birthday, and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deduction.

The monthly deduction for the base policy is equal to the sum of four charges:

o the monthly deduction rate for the base policy, times .001, times the difference between the death benefit and the accumulation value of the base policy on the applicable monthly policy date; plus

o        the policy fee; plus

o the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

o        the monthly deduction for any riders.

The monthly deduction for each layer is equal to:

o the monthly deduction rate for the layer, times .001, times the difference between the death benefit and the accumulation value of the layer on the monthly layer date; plus

o the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer.

Beginning with the policy anniversary nearest the insured's 100th birthday, we will not take any further monthly deductions.

On each monthly policy date, we will take the monthly deduction for that policy month. If the monthly policy date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction for the base policy and for each layer is taken from the applicable accumulation value. If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any outstanding loan, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the base policy.

The amount of the monthly deduction taken from the accumulation value of the base policy and any layers will be deducted from your investment options within the base policy or layer on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options from which you want the monthly deductions taken. A monthly deductions allocation election will not be effective before the Reallocation Date and may not be available in all jurisdictions.

On or after the Reallocation Date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deductions allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deductions election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deductions allocation election.

While your monthly deductions allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deductions allocation election, if:

1) the monthly deduction amount for a layer exceeds the layer's accumulation value minus any existing loan; or

2) the value in any of the investment options on any layer or the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken.

You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

This deduction is a charge we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

Monthly Deduction Rate: This is the rate used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

o        the total of the face amount of the base policy and of all layers;

o        the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk, including any extra ratings as determined by us for the base policy and, separately, for each layer, respectively;

o the number of years that the policy and each layer, respectively, have been in force; and

o        the insured's age at issue or on each layer date, respectively.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for gender distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings.

A table of guaranteed maximum monthly deduction rates for the policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued, are guaranteed not to be increased during the first ten policy or layer years for policies covering insureds who were 16-80 years old on the policy date or the layer date, and during the first five policy or layer years for policies covering insureds who were 81-89 on the policy date or the layer date.

Policy Fee: On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first ten policy years for issue ages 16-80 or during the first five policy years for issue ages 81-89, or (b) $10 per month thereafter. There are no policy fees for layers.

Monthly Expense Charge Per Thousand: The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o        the face amount of the base policy;

o        the face amount of each layer, respectively, if any;

o        the age of the policy or layer, if any;

o        the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk as determined by us for the base policy and, separately, for each layer, respectively; and

o the insured's age at issue (or age on layer date, for each layer, respectively).

The monthly expense charge per thousand may differ for the base policy and for each layer.

Monthly Deduction for Riders: Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders is deducted from the accumulation value of the base policy.

o Accident Indemnity Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider terminates on the policy anniversary nearest the insured's 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of coverage amount under the rider.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the insured is between the attained ages of 90 and 99. Currently, the monthly rate for the rider is equal to $0.10 per $1,000 of net amount at risk on the base policy and on each layer, respectively. The guaranteed monthly rate for the rider is equal to $1.00 per $1,000 of new amount at risk on the base policy and on each layer, respectively.

o Guaranteed Insurability Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the gender of the insured. The monthly rate is applied to the number of thousands of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by gender and issue age.

o Insurance on Children Rider -The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 65th birthday, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

o Waiver Provision Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of net amount at risk on the base policy and on each layer, respectively. The rate varies by the insured's attained age, gender, and smoker or nonsmoker classification on the base policy.

Net Loan Interest Charge

The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Interest on loans is due in advance each year to the next policy anniversary. Loan interest is charged in advance when the loan is first taken and, thereafter, on each policy anniversary while the loan is outstanding. The annual effective loan interest rate charged varies by policy year. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charges vary by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the policy, make necessary and appropriate modifications to the policy, or to our administrative rules, to prevent a policy owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax , the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.
Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if at any time during the first seven policy years or during any subsequent 7-year test period resulting from a material change in the policy the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's death benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans, and other distributions made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A (d) the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax. You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a policy on the life of the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.


DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate Transamerica Securities Sales Corporation ("TSSC"), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)

TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.

Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers Transamerica Financial Advisors ("TFA"), Transamerica Capital Inc. ("TCI") and Inter-Securities Inc. ("ISI") and unaffiliated firms may also be paid commissions and overrides to "wholesale" the policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph. The maximum commissions we pay between the selling firm and the wholesaling firm are:

o 115% of premiums that are received in the first year, up to a level set by us ("first year premiums");

o 4.5% of premiums that are received in the first year in excess of that level or that are received in the second through tenth years (collectively, "renewal premiums"); and

o 0.25% of the policy accumulation value, net of outstanding policy loans, beginning in the sixth policy year ("trail commissions").

Generally, the maximum commission we pay the selling firm on first year premiums is 90% of such premiums. The maximum commission we pay the wholesaling firm on first year premiums is 35% of such premiums. If we pay the wholesaling firm a commission that is more than 25% of first year premiums, then the commission we pay the selling firm on such premiums will be lower than the maximum so that, in total, the commissions on first year premiums paid to the selling firm and to the wholesaling firm (which may be the same firm) will not exceed 115% of first year premiums.

Generally, we pay a commission to the selling firm of 2.5% of renewal premiums, and we pay a commission to the wholesaling firm of 2% of such premiums. We also provide compensation to selling firms for providing ongoing service in relation to the policies that have already been purchased. These commissions are trail commissions. Trail commissions are paid solely to the selling firm.

Commissions, other than trail commissions, are determined separately for the base policy and each layer based on the premiums allocated to the base policy and each layer, as well as the duration of the base policy and each layer. Trail commissions are based on the total policy accumulation value, net of all policy loans.

To the extent permitted by NASD rules, TOLIC, TSSC, TFA, TCI, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below.
The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Our parent company also pays for a portion of TCI's operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital contributions that are not contingent on sales.
TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Sales of the policies are supported by Transamerica Financial Advisors, Inc. ("TFA"), an affiliated selling broker-dealer. TOLIC underwrites certain costs of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA's administration and operation, and TOLIC is compensated by TFA for these expenses based on TFA's usage or other reasonable basis.

TSSC pays TFA's producers and their supervisors all of the commissions received from TOLIC for the sale of the policies, and receives from TOLIC an additional 10% expense allowance on all commissions paid on first year premium for sales of TOLIC's insurance products.

Sales representatives and their supervisors at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA's sales representatives.

In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (TOLIC's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA's representatives may be matched by TOLIC. TFA's sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. TOLIC also maintains a non-qualified deferred compensation plan for TFA's sales representatives who are TOLIC insurance agents. The plan permits such agents to defer receipt of commissions on sales of TOLIC variable insurance products.

Additional Compensation Paid to Selected Selling Firms

We may pay certain selling firms additional cash amounts for "preferred product" treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2005, we had "preferred product" arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. TOLIC made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2004 in connection with the sale of the policies.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.

LEGAL PROCEEDINGS

Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.


FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)

The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

70TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES
         Independent Registered Public Accounting Firm
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Accident Indemnity Rider Automatic Premium Loan Endorsement Endorsement to Modify Grace Period Extra Surrender Penalty Free Withdrawal Endorsement Full Death Benefit Rider Full Policy Surrender Penalty Waiver Endorsement Guaranteed Insurability Rider Insurance on Children Rider Option for Additional Insurance Endorsement Surrender Penalty Deferral Endorsement Waiver provision Rider
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
PERFORMANCE INFORMATION
         Calculation of Average Annual Returns
         Sub-Account Average Annual Total Returns
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustration using Current Policy Charges Illustrations using Guaranteed Policy Charges
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

A  3APPENDIX A

DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o        Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:

                                 (866) TIIG-VUL
                                       or
                                 (866) 844-4885
E-Mail: TIIGVUL.CustomerService@transamerica.com

In-force Policy Web Site: www.mytransamerica.com

Age is the insured's age on his or her nearest birthday.


Base Policy is the policy excluding any layers and any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, minus any surrender penalty that would be assessed on a full surrender. The policy's cash value is the policy's accumulation value less the surrender penalties that would be assessed on a full surrender of the policy.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies.

Death Benefit Factors for your policy are determined by us and are shown in APPENDIX B.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount of the policy.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Year is a twelve month period beginning on the layer date, and each twelve month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account for the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is an amount we deduct from the accumulation value of the policy or of each layer, respectively, on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk for the base policy or a layer is the difference between its death benefit and its accumulation value.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, minus any outstanding loans. The net cash value of the policy or a layer is its cash value less any outstanding loans.


Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata Allocation is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value in the loan account. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements. Required Premium is the minimum amount of premium you must pay each year for the base policy or a layer during its required premium period. The base policy and each layer have separate required premium amounts. You may pay all or any part of this premium in advance.

Required Premium Period is the total number of consecutive years that any required premium must be paid. This period begins on the policy date for the base policy and on the layer date for a layer. The required premium period is 5 years.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-5 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 p.m. Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company. Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

B  2

APPENDIX B

DEATH BENEFIT FACTORS

For policy years 1-10.


 Attained        Male        Male        Female      Female         Attained       Male         Male        Female       Female
    Age       Non-smoker    Smoker     Non-smoker    Smoker           Age       Non-smoker     Smoker     Non-smoker     Smoker

    16           8.52        6.80         9.70        8.45             58          2.32         2.07         2.57         2.38
    17           8.25        6.59         9.39        8.17             59          2.27         2.03         2.50         2.32
    18           7.99        6.38         9.09        7.91             60          2.22         2.00         2.44         2.26
    19           7.74        6.19         8.79        7.65             61          2.17         1.96         2.37         2.21
    20           7.50        6.01         8.51        7.41             62          2.12         1.92         2.31         2.15
    21           7.27        5.84         8.23        7.18             63          2.07         1.89         2.26         2.11
    22           7.04        5.66         7.97        6.95             64          2.03         1.85         2.20         2.06
    23           6.81        5.49         7.71        6.73             65          1.99         1.82         2.15         2.02
    24           6.59        5.33         7.45        6.51             66          1.95         1.79         2.10         1.98
    25           6.38        5.16         7.21        6.30             67          1.92         1.76         2.06         1.94
    26           6.18        5.01         6.97        6.09             68          1.89         1.74         2.01         1.90
    27           5.98        4.86         6.74        5.90             69          1.86         1.71         1.97         1.85
    28           5.78        4.70         6.52        5.71             70          1.83         1.69         1.93         1.82
    29           5.59        4.56         6.30        5.53             71          1.80         1.67         1.89         1.79
    30           5.41        4.41         6.10        5.35             72          1.77         1.64         1.86         1.75
    31           5.23        4.28         5.90        5.18             73          1.74         1.61         1.82         1.72
    32           5.06        4.15         5.71        5.02             74          1.71         1.58         1.79         1.68
    33           4.90        4.02         5.52        4.87             75          1.68         1.55         1.76         1.65
    34           4.74        3.90         5.35        4.72             76          1.66         1.53         1.73         1.62
    35           4.58        3.78         5.17        4.57             77          1.63         1.50         1.70         1.59
    36           4.44        3.67         5.01        4.43             78          1.61         1.47         1.68         1.57
    37           4.29        3.56         4.85        4.30             79          1.59         1.45         1.65         1.54
    38           4.15        3.45         4.69        4.17             80          1.57         1.43         1.63         1.51
    39           4.02        3.35         4.55        4.04             81          1.51         1.39         1.57         1.47
    40           3.89        3.26         4.40        3.92             82          1.47         1.35         1.52         1.42
    41           3.77        3.16         4.26        3.81             83          1.42         1.33         1.47         1.38
    42           3.65        3.07         4.13        3.70             84          1.38         1.31         1.42         1.36
    43           3.54        2.99         4.00        3.59             85          1.35         1.29         1.39         1.34
    44           3.43        2.90         3.88        3.48             86          1.34         1.27         1.36         1.31
    45           3.32        2.82         3.76        3.38             87          1.32         1.25         1.34         1.29
    46           3.22        2.75         3.64        3.28             88          1.30         1.23         1.32         1.26
    47           3.13        2.68         3.53        3.19             89          1.28         1.21         1.29         1.23
    48           3.04        2.61         3.43        3.10             90          1.24         1.19         1.25         1.20
    49           2.95        2.54         3.33        3.02             91          1.21         1.17         1.21         1.18
    50           2.86        2.48         3.23        2.94             92          1.18         1.15         1.18         1.15
    51           2.78        2.42         3.13        2.86             93          1.14         1.13         1.15         1.13
    52           2.71        2.36         3.04        2.78             94          1.11         1.11         1.12         1.12
    53           2.63        2.31         2.96        2.71             95          1.10         1.10         1.10         1.10
    54           2.57        2.26         2.87        2.63             96          1.09         1.09         1.09         1.09
    55           2.50        2.21         2.79        2.56             97          1.07         1.07         1.07         1.07
    56           2.44        2.16         2.71        2.50             98          1.06         1.06         1.06         1.06
    57           2.38        2.12         2.64        2.44








DEATH BENEFIT FACTORS

For policy years 11 and later.


 Attained        Male        Male        Female      Female         Attained       Male         Male        Female       Female
    Age       Non-smoker    Smoker     Non-smoker    Smoker           Age       Non-smoker     Smoker     Non-smoker     Smoker

    26           5.91        4.82         6.64        5.84             64          1.79         1.61         1.99         1.87
    27           5.72        4.67         6.43        5.65             65          1.74         1.58         1.93         1.83
    28           5.54        4.52         6.22        5.47             66          1.70         1.55         1.88         1.78
    29           5.36        4.38         6.01        5.29             67          1.66         1.52         1.83         1.74
    30           5.18        4.24         5.81        5.12             68          1.62         1.49         1.78         1.70
    31           5.01        4.10         5.62        4.95             69          1.58         1.47         1.74         1.66
    32           4.85        3.97         5.44        4.79             70          1.55         1.44         1.69         1.62
    33           4.69        3.84         5.26        4.63             71          1.52         1.42         1.65         1.59
    34           4.53        3.71         5.08        4.48             72          1.48         1.40         1.61         1.55
    35           4.38        3.59         4.91        4.34             73          1.45         1.37         1.57         1.52
    36           4.24        3.48         4.75        4.20             74          1.43         1.35         1.53         1.49
    37           4.10        3.37         4.59        4.06             75          1.40         1.33         1.50         1.46
    38           3.96        3.26         4.44        3.93             76          1.38         1.32         1.47         1.43
    39           3.83        3.16         4.30        3.81             77          1.35         1.30         1.43         1.40
    40           3.70        3.06         4.16        3.69             78          1.33         1.28         1.41         1.38
    41           3.58        2.96         4.02        3.57             79          1.31         1.27         1.38         1.35
    42           3.47        2.87         3.89        3.46             80          1.29         1.26         1.35         1.33
    43           3.35        2.79         3.77        3.36             81          1.27         1.24         1.33         1.31
    44           3.24        2.70         3.65        3.26             82          1.26         1.23         1.30         1.29
    45           3.14        2.62         3.53        3.16             83          1.24         1.22         1.28         1.27
    46           3.04        2.55         3.42        3.07             84          1.23         1.21         1.26         1.25
    47           2.94        2.47         3.32        2.98             85          1.21         1.20         1.24         1.23
    48           2.85        2.40         3.21        2.89             86          1.20         1.19         1.23         1.22
    49           2.76        2.34         3.11        2.81             87          1.19         1.18         1.21         1.20
    50           2.68        2.27         3.02        2.73             88          1.18         1.17         1.19         1.19
    51           2.59        2.21         2.92        2.66             89          1.17         1.16         1.18         1.18
    52           2.51        2.15         2.84        2.58             90          1.16         1.15         1.17         1.17
    53           2.44        2.09         2.75        2.51             91          1.15         1.14         1.15         1.15
    54           2.36        2.04         2.67        2.44             92          1.14         1.13         1.14         1.14
    55           2.29        1.99         2.59        2.38             93          1.12         1.12         1.13         1.13
    56           2.23        1.94         2.51        2.31             94          1.11         1.11         1.12         1.12
    57           2.16        1.89         2.44        2.25             95          1.10         1.10         1.10         1.10
    58           2.10        1.85         2.37        2.19             96          1.09         1.09         1.09         1.09
    59           2.04        1.80         2.30        2.14             97          1.07         1.07         1.07         1.07
    60           1.99        1.76         2.23        2.08             98          1.06         1.06         1.06         1.06
    61           1.93        1.72         2.17        2.03             99          1.04         1.04         1.04         1.04
    62           1.88        1.68         2.10        1.97            100          1.04         1.04         1.04         1.04
    63           1.83        1.65         2.04        1.92

For all attained ages after those shown, the death benefit factor is 1.04.



C  2

APPENDIX C

SURRENDER PENALTY



To calculate the surrender penalty that will apply on a full surrender of the policy, you total the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty of the base policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that amount by the surrender penalty factor for the layer year in which the surrender occurs. The total of the surrender penalties for the base policy and each layer, if any, are deducted from the policy's accumulation value, less any outstanding loans, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found on your policy data page. The surrender penalty factors for the base policy are based on the age of the base policy, the insured's issue age, gender, smoker or non-smoker status, and risk class. The surrender penalty factors for a layer are based on the age of the layer, the insured's age on the layer date, gender, smoker or non-smoker status, and risk class. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. Likewise, the surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 10 policy or layer years. If the request for a surrender or partial surrender is effective on the last day of a policy or layer year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy or layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. This example assumes that no layers have been added to the policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $500,000 covering a male, age 45 on the Policy Date, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



                   Surrender Penalty Factor for Each $1,000 of
                         Face Amount on the Base Policy

                     Policy Year                                      Surrender Penalty Factor
                     -----------                                      ------------------------
                          1                                                    $31.90
                          2                                                    $31.40
                          3                                                    $30.80
                          4                                                    $30.20
                          5                                                    $29.60
                          6                                                    $24.60
                          7                                                    $19.70
                          8                                                    $14.80
                          9                                                    $ 9.80
                          10                                                   $ 4.90
                         11+                                                   $ 0.00


To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

a.   Determine the face amount of the base policy;

b.   Divide (a) by $1,000;

c.   Determine the policy year during which the surrender occurs;

d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.   Multiply the result of (b) times (d)

Let us assume that the base policy's face amount is $500,000 and that the policy is surrendered during the 7th policy year.

Following the steps, above, we determine the surrender penalty as follows:

a. The face amount of the base policy is $500,000;

b.   Divide (a) by $1,000; the result is 500 ($500,000 divided by $1,000);

c.   The policy year is Year 7;

d. The surrender penalty factor for Year 7 is $19.70 for each $1,000 of face amount;

e.   The result of (b) times (d) is $9,850 (500 times $19.70).

The surrender penalty is deducted from the accumulation value, less any outstanding loans, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy or layer based on the insured's age at issue (or on the layer date), gender, smoker or nonsmoker status, and risk classification, as well as the age of the policy and each layer. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued insuring a male, age 56, classified as a preferred smoker or insuring a male, age 56, classified as a standard smoker results in the highest surrender penalty factor applicable to the TransUltra VUL. Listed below are the surrender penalty factors that apply to a male, age 56, preferred smoker.


            Policy Year                         Surrender Penalty Factor
            -----------                         ------------------------
                 1                                       $58.00
                 2                                       $56.10
                 3                                       $54.10
                 4                                       $52.20
                 5                                       $50.10
                 6                                       $41.70
                 7                                       $33.40
                 8                                       $25.00
                 9                                       $16.70
                 10                                      $ 8.30
                11+                                      $ 0.00

If this hypothetical policy had a $500,000 face amount and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransUltra VUL policy would apply and the maximum surrender penalty would be $29,000.

ADDITIONAL INFORMATION


Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2005 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. The illustrations will reflect the arithmetic average portfolio expenses for 2005 and are not a representation or guarantee of investment returns or contract value. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Administration Unit
         P.O. Box 417002 Kansas City, Missouri 64141-7002

Telephone: 1-866-844-4885E-Mail: CustomerService@transamerica.com
         In Force Policy Website:  www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.

Contact the NASD

TSSC serves as the principal underwriter for the policies. More information about TSSC is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


Investment Company Act of 1940 [811-10219]

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006


                                TRANSULTRA(R) VUL


                      Issued Through Separate Account VUL-5

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 53499



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransUltra(R) VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2006 by:

o        calling (866) 844-4885;

o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Administration Unit, Box 417002; Kansas City, Missouri 64141-7002; or o sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransUltra VUL policy.



Table of Contents

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4
         Independent Registered Public Accounting Firm............................................................4
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS............................................................................4
         Accelerated Death Benefit Option Endorsement.............................................................4
         Accident Indemnity Rider.................................................................................6
         Automatic Premium Loan Endorsement.......................................................................7
         Endorsement to Modify Grace Period.......................................................................8
         Extra Surrender Penalty Free Withdrawal Endorsement.....................................................10
         Full Death Benefit Rider................................................................................11
         Full Policy Surrender Penalty Waiver Endorsement........................................................12
         Guaranteed Insurability Rider...........................................................................12
         Insurance on Children Rider.............................................................................13
         Option for Additional Insurance Endorsement.............................................................15
         Surrender Penalty Deferral Endorsement..................................................................16
         Waiver provision Rider..................................................................................16
OTHER POLICY PROVISIONS..........................................................................................17
         Delay of Payment........................................................................................17
         Guaranteed Exchange Option .............................................................................18
         Incontestability of the Policy..........................................................................20
         Misstatement of Age or Sex in the Application...........................................................20
         Suicide.................................................................................................20
SETTLEMENT OPTIONS...............................................................................................21
         Benefit Payment Option..................................................................................21
         General.................................................................................................21
REPORTS  22
SALES OF POLICY..................................................................................................22
         Principal Underwriter...................................................................................22
         Sales Compensation......................................................................................22
         Sales in Special Situations.............................................................................23
PERFORMANCE INFORMATION..........................................................................................23
         Calculation of Average Annual Returns...................................................................23
         Sub-Account Average Annual Total Returns................................................................24
         Money Market Portfolio Yields...........................................................................26
         Yields for Money Market Portfolios......................................................................26
         Other Performance Information...........................................................................26
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................27
         Assumptions.............................................................................................27
         Deductions for Charges..................................................................................28
         Expenses of the Portfolios..............................................................................28
         Net Annual Rates of Investments.........................................................................28
         Illustration using Current Policy Charges...............................................................29
         Illustrations using Guaranteed Policy Charges...........................................................30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................31
FINANCIAL STATEMENTS.............................................................................................31


TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o any premium qualification credit amount deposited to it on the last monthly policy date, plus accrued interest on that amount; plus

o all net premiums paid into it less any premium refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the last monthly policy date, plus accrued interest on that amount; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including pro rata surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account for all policy years is 4%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured's age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-5, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-5 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES

Independent Registered Public Accounting Firm


Ernst & Young LLP serves as the independent registered public accounting firm of Transamerica Occidental Life Insurance Company and the separate account. Ernst & Young LLP is an independent registered public accounting firm with offices throughout the United States and overseas.



OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Accelerated Death Benefit Option Endorsement

This endorsement will be added to your policy at issue so long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no monthly deduction or other charge for the endorsement unless you take an accelerated death benefit payment. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy and will also result in a reduction of the policy's accumulation value.

An accelerated death benefit is only payable upon submission of satisfactory evidence that the insured has a terminal illness qualifying for the benefit.

Other conditions apply which determine whether an accelerated death benefit is payable.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy basic death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy loan.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

We will deduct a $250 administrative fee from each accelerated death benefit payment.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the insured's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the insured or member of either your or the insured's immediate family, and

o        who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or diagnosis is made, and

o        who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o        You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying (a) by (b), where:

a) is the Accelerated Death Benefit; and

b) is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and required premium will be adjusted as of the effective date of this option. The adjustments to the basic death benefit will be made in the following order:

o    policy layers, if any, beginning with the most recently added layer; and

o        remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain an additional medical opinion and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the Accelerated Death Benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured's terminal illness.

Accident Indemnity Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for this rider and are between the ages of 16 and 65 on the rider date. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

If the rider is in effect on the date the insured dies as a result of accidental bodily injury, we will pay an accidental death benefit.

For purposes of these provisions, "accidental bodily injury" means injury which results, directly and independently of all other causes, from an accident that occurs while the rider is in force, and which results in the insured's death within 90 days from the date of the accident. We will have the right to examine the body of the insured and to request an autopsy, unless prohibited by law.

Amount Payable. The amount of the accidental death benefit will be shown in the policy data pages. However, if an accidental death benefit becomes payable for accidental bodily injury sustained in an accident which occurs while the insured is a fare-paying passenger in an aircraft, bus, train or other means of public conveyance while it is being operated by a licensed common carrier for passenger service, then the accidental death benefit will be twice the amount shown in the policy data pages.

Exclusions from Coverage. No amount will be payable under the rider if the insured's death results directly or indirectly from:

o        suicide or any attempted suicide, while sane or insane;

o any poison or gas voluntarily or involuntarily, accidentally or otherwise taken, administered, absorbed, or inhaled;

o    any bacterial infections except when caused by accidental bodily injury;

o        bodily or mental infirmity;

o        disease of any kind;

o        the commission of, or attempt to commit, an assault or felony;

o    service, travel or flight in any kind of aircraft except as a passenger;

o        participation in insurrection; or

o        war, declared or undeclared, or any act of war.

Contestability. The rider will be contestable as long as it is in force.

Automatic Termination. The rider will automatically terminate:

o if any premium for the rider remains unpaid after the end of the grace period;

o        if the policy is surrendered;

o        when the policy terminates; or

o        at the policy anniversary nearest the insured's age 70.

Cancellation. You may cancel the rider on any monthly policy date by sending us your written request.

Automatic Premium Loan Endorsement

You may elect on your application to add the Automatic Premium Loan (APL) Endorsement to your policy. There are no additional premiums or charges if you elect this endorsement.

We may also permit you to add the endorsement at a later date.

If the endorsement is in effect on your policy, then, if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have enough net cash value to pay both the required premium due and the interest due on the automatic premium loan. If the policy does not have enough net cash value to pay both the required premium due and the interest due on the automatic premium loan, the policy will lapse, subject to the NONFORFEITURE - FULL SURRENDER provisions.

We will deduct the automatic premium loan, including the loan interest due in advance, from your investment options on a pro-rata basis. We will then transfer the automatic premium loan and applicable interest to the loan account. We will credit the net loan amount under the APL provisions as a premium payment on the same date that we take the loan. We will allocate the net premium amount under the APL provisions according to your current premium allocation elections. The automatic premium loan and applicable interest will be effective on the last day of the grace period. If that day is not a valuation date, the automatic premium loan, with applicable interest, will be effective on the next valuation date.

The automatic premium loan will be subject to all other provisions and limitations that apply to policy loans.

The Automatic Premium Loan Endorsement is only effective during the required premium period. The Endorsement will terminate after the end of the required premium period. If you request and we approve a face increase amount for the policy, the endorsement will be effective during the required premium period for the layer.

Endorsement to Modify Grace Period

This endorsement allows your policy to remain in force even though the accumulation value is not sufficient to cover the monthly deductions due, subject to the terms of the endorsement.

This endorsement will be added to your policy at the time of issue if the death benefit option selected is Option 1 (level death benefit option). If you change the death benefit from Option 1 to either Option 2 or 3 in the future, the endorsement will terminate.

While there is no direct charge or additional monthly deduction for the endorsement, the Select Monthly Premiums must be paid to maintain the benefits of the endorsement, subject to all other terms of the endorsement.

For purposes of the endorsement, the following definitions will apply:

         Net Deposits mean the total premiums paid, less the sum of any premium refunds, partial surrenders, and surrender penalty free withdrawals, since the policy date. In calculating the net deposits, premium paid in a policy year before the policy year in which the select monthly premium is due will reflect a time value of money at 4 % per year.

         Select Monthly Premium is the amount you must pay each month during the select period to maintain the endorsement. This amount is shown in the policy data page. Select Monthly Premiums may be paid cumulatively in advance.

During the select period, the policy will not enter its grace period due to lack of accumulation value if:

o        there is no outstanding loan;

o the select monthly premium requirement has been met. The select monthly premium requirement will be met if, at the start of each policy month, the net deposits equal or exceed the cumulative select monthly premiums due since the policy date; and

o Death Benefit Option 1 is, and has always been in effect.

If all three of the above requirements are met, the grace period will be modified so that the base policy, the endorsement and, if applicable, any layers will remain in force. If the grace period is modified, all other riders, except for the Full Death Benefit Rider and the Waiver Provision Rider, will be terminated. Any conversion privilege included in the terminated riders must be exercised at that time or they will be forfeited.

The endorsement does NOT prevent the policy from entering the grace period during the required premium period due to failure to meet the required premium payment amounts.

You may choose a select period of either 10 years or 20 years (or, until the policy anniversary nearest the insured's 100th birthday, if less than 20 years). Unless requested otherwise, the 10 year select period option will be added to your policy, subject to the conditions noted.

After the policy is issued, the select period chosen may not be changed.

The select monthly premium will vary by policy and will be specified on the policy data pages. The select monthly premium for the 10 year select period will generally be less than the select monthly premium on that same policy for the 20 year select period.

If you add a layer to your policy during the select period, and the endorsement is in effect on the policy, then the endorsement will also apply to the layer. The select monthly premium will be increased prospectively from the layer date to reflect the effect of the endorsement on the layer. The select period, however, will not be extended. The select period is measured solely from the policy date.

If you add a layer to your policy, but the endorsement is not in effect when you add the layer, you may not add the endorsement to the policy or to the layer.

We will continue to deduct the monthly deductions from the accumulation value as they come due. These monthly deductions will be held in the fixed account as "negative accumulation value". When you make additional premium payments to your policy, we will deduct the negative accumulation value from your net premium payments before allocating any remaining net premium to your policy's accumulation value.

If your Select Period ends before the policy anniversary nearest the insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will enter the grace period at the end of the Select Period. To keep your policy from lapsing, you will need to pay sufficient premium to provide accumulation value to cover the negative accumulation value plus two current monthly deductions.

If your Select Period ends on the policy anniversary nearest the insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will terminate when the Select Period ends, unless the Full Death Benefit Rider is in effect on your policy at that time. If the Full Death Benefit Rider is in effect on the policy, the death benefit will continue as specified in that rider.

Waiver Provision. If the policy contains the Waiver Provision Rider and a disability claim is approved while this endorsement is in effect, the select monthly premium will be waived. The select monthly premium will be waived for the same length of time that the policy is on waiver. Any waiver of a select monthly premium is subject to the terms of the endorsement. The select period will not be extended.

Automatic Termination. The endorsement will automatically terminate when the first of the following events occurs:

o        the select monthly premium requirement is not met;

o        the select period ends;

o        you change the death benefit option from Option 1 to another option; or

o        the policy terminates for any reason.

Reinstatement. If the endorsement terminates solely due to the select monthly premium requirement not being met, you may reinstate the endorsement within 30 days of the termination date.

To reinstate the endorsement, you must, within 30 days from the termination date:

o        request reinstatement in writing; and

o        pay us the necessary premium to reinstate the endorsement.

The necessary premium to reinstate the endorsement is equal to:

o the difference between the cumulative select monthly premiums due and the net deposits as of the termination date; plus

o two select monthly premiums or, if less, the select monthly premiums due to the end of the select period.

Reinstatement of the endorsement will be subject to all other provisions of the endorsement.

It is our current practice to determine whether the select monthly premium requirement has been met only at the end of a policy year. We may resume monthly checking of the requirement at any time, without advance notice.

Extra Surrender Penalty Free Withdrawal Endorsement

This endorsement will be added to your policy at issue so long as it is approved in the state in which you apply for the policy. There is no monthly deduction or other charge for the endorsement and it will not increase the required premium.

If this endorsement is in effect on your policy, you may make an extra surrender penalty free withdrawal in addition to the surrender penalty free withdrawal after the first policy year subject to the following provisions.

For purposes of this benefit, the following definitions apply:

     Extra Withdrawal means extra surrender penalty free withdrawal.

     Withdrawal means surrender penalty free withdrawal.

You may request an extra withdrawal in addition to a withdrawal without incurring a surrender penalty if we receive written proof that the insured requires medical care for one of the following conditions:

o        heart attack;

o        stroke;

o        cancer (malignant tumor);

o        renal failure; or

o        major organ transplant.

This proof must consist of a doctor's certification acceptable to us. We may request additional medical information from the doctor submitting the certification or any doctor we deem qualified. While a request is pending, we reserve the right to obtain a second medical opinion. We also reserve the right to have the insured examined at our expense.

The maximum amount eligible for an extra withdrawal is as follows:

o 10% of the policy's current accumulation value as of the date we approve the request; less

o        the sum of all extra withdrawals since the last policy anniversary.

The minimum amount of an extra withdrawal is $100.

The total amount available from all withdrawals, extra withdrawals and partial surrenders will not exceed:

o    the current accumulation value as of the date we approve the request; less

o        any outstanding policy loans; less

o        the sum of three monthly deductions; and less

o        the greater of $25 or the full surrender penalty.

During any required premium period, the total amount available from all withdrawals, extra withdrawals and partial surrenders also may not exceed:

o        the sum of all gross premiums paid; less

o        the sum of all required premiums since the policy date.

We will process an extra withdrawal for the eligible amount. The remainder, if any, of the amount you request will be processed first as a withdrawal, to the extent available. Then, any excess over that amount will be processed as a partial surrender.

If you request both a withdrawal and an extra withdrawal at the same time, the extra withdrawal will be processed first. Then, the withdrawal will be processed based on the remaining accumulation value.

We will deduct the amount withdrawn from the policy's accumulation value in the same manner as we deduct surrender penalty free withdrawals.

There may be important tax consequences of making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Full Death Benefit Rider

This rider may only be added to the policy at the time the policy is issued. If you wish to add this rider, you must request this rider at the time of application. Adding this rider may increase your required premium during the required premium period. It will also affect your monthly deduction, as described below.

If you elect this rider and the rider is still in force, then, beginning with the policy anniversary nearest the 100th birthday of the insured, the death benefit will be as defined and determined on the day before the policy anniversary nearest age 100. The death benefit will be subject to adjustments after age 100 for misstatement of age or gender.

Monthly Deduction. We will take the monthly deduction for this rider starting on the policy anniversary nearest age 90. We will continue to take the monthly deduction for this rider until the policy anniversary nearest age 100.

Termination. The rider will terminate on the earliest of:

o        the date the insured dies;

o        the date the policy lapses;

o the date the policy is continued under a nonforfeiture option, if applicable;

o        the date we receive your written request to terminate the rider;

o the date we receive your written request to surrender or terminate the policy.

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if the required premium per year for your policy is at least $100,000 per year for each of the first five policy years, among other criteria.

Guaranteed Insurability Rider

This rider is only available if you request it at the time of application for the policy, and we approve your request. The rider is available to insureds between the ages of 16 and 33 on the rider date who meet our underwriting requirements for this rider. Adding this rider to your policy will increase the minimum required premium for the policy. Monthly deductions will be increased to reflect the rider.

If this rider is in force on your policy, you may apply for additional insurance on the insured on each option date, subject to the following provisions.

Option Dates. The policy anniversary nearest the date the insured reaches each age of 25, 28, 31, 34, 37 and 40 after the effective date of the rider will be a regular option date. The maximum number of such option dates will be the number of such anniversaries remaining on the effective date of the rider.

Alternate option dates will be:

o the date the insured is granted a baccalaureate or higher degree from a college or university fully accredited by the accrediting committee of the Regional Association for Schools and Colleges in which such college or university is located.

o        the date of the insured's marriage.

o        the date of the birth of a child of the insured; or

o        the date of the final order of adoption of a child by the insured.

If additional insurance is issued on an alternate option date, then such alternate option date will replace one of the regular option dates so that the number of option dates on which additional insurance is available does not exceed the maximum number of option dates. We will only allow one alternate option date with respect to multiple births or adoptions at the same time.

Deferment of the Option Dates. If any option date occurs while the insured is on active duty in the military, naval or air forces of any country, international organization or combination of countries or in any civilian noncombatant unit serving with such forces, such option date will be deferred to any date you select within one year after termination of active duty. A deferred option, however, will not be available beyond the policy anniversary nearest the insured's age 40, or after the rider has terminated.

Application for Additional Insurance. The insured must be living when you make your written application for the additional insurance. We must receive your written application and initial premium within 31 days, before or after, a regular option date, or within 3 months after an alternate option date. Any additional insurance will become effective on the option date only if the insured is living on that date and only if all of the conditions of the rider are met.

The additional insurance applied for may be any plan of level premium, level face amount whole life or endowment insurance we are offering on the option date, subject to the minimum face amount allowed by us for the plan selected. At least one plan will be available for issue of the maximum amount per option shown in the policy data pages. Any amount not purchased on an option date cannot be used to increase the amount available on a subsequent option date. The new policy issued will not include an option for additional insurance.

Additional insurance applied for may also be any plan of flexible premium life insurance ("universal life insurance") which we are offering on the option date, subject to the minimum face amount allowed by us for the plan selected. You may request that this additional insurance applied for be issued as a face amount increase, or layer, on the policy, subject to our face amount increase rules but not subject to the requirement to provide satisfactory evidence of insurability.

Waiver of Premium. If the policy includes the Waiver Provision Rider and if the premium rate for the new policy is not greater than that for our non-participating whole life plans with premiums payable to at least age 95, a similar waiver benefit may be included in the new policy. The premium for such benefit will be at our published rate for the plan selected. We will use the insured's age on the date the additional insurance is issued to determine this rate. The waiver benefit will be issued at the class of risk of the current policy.

If you elect to exercise your right to additional insurance under this rider by adding a layer to your policy, the Waiver Provision Rider will apply to the layer coverage if the Waiver Provision Rider is in effect on the base policy.

Premium Rates. The premium for the new policy will be at our published rate at the time the additional insurance is issued. We will use the insured's age on the date the new policy is issued to determine this rate. The new policy will be issued at the class of risk for the current policy.

Automatic Termination. The rider will automatically terminate:

o if any premium remains unpaid after the end of the grace period, unless premiums are being paid under the automatic loan provision; or

o        when the policy is surrendered; or

o        if the policy terminates; or

o on the policy anniversary nearest insured's age 40, or when the maximum number of options have been exercised, whichever is sooner.

Incontestability. In applying the Incontestability provision to the rider, the date of issue will be measured from the date we sign the rider.

Continuation. The rider may be continued on a new policy other than the one issued under the rider, subject to the following rules:

o The "maximum amount per option" must be less than or equal to the amount for the rider.

o No additional option dates will become available because of the change in insurance.

o The rates will be determined according to the original issue age for the policy.

Cancellation. You may cancel the rider on any premium due date by sending us your written request.

Insurance on Children Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for the rider and are between the ages of 16 and 55 on the rider date. A child may only be covered under the rider if the child meets our underwriting requirements. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

If a covered child dies before becoming 25 years old and before the policy anniversary nearest age 65 of the insured, we will pay the amount of insurance shown for this rider on the policy data pages, subject to the following provisions.

For purposes of this benefit, "child" means:

o any child approved by us for the rider who was born to the insured, or is a stepchild or legally adopted child of the insured, and who is at least 15 days old or becomes 15 days old, and who is not yet 19 years old on the date of the application; and

o any child born to the insured, or stepchild or legally adopted by the insured, after the date of application for the rider, who is at least 15 days old or becomes 15 days old, and who is not yet 19 years of age.

Payment of Proceeds. Any proceeds payable under the rider because of the death of a child will be paid to the insured when we receive due proof of the death. However, upon your request, any proceeds will be paid to a beneficiary other than the insured, but only if:

o    the beneficiary change is made according to the terms of the policy; and

o the beneficiary change specifically states that it is applicable to insurance provided on a child under the rider.

Paid-Up Term Life Insurance. If the insured dies while the rider is in force, the rider automatically will be changed to non-participating paid-up term life insurance under a policy form then written by us. A policy on each child will provide the amount of insurance of the rider to that child's 25th birthday. The child will be the owner of each such policy.

If the insurance on a child becomes paid-up under the provisions of the rider, we will furnish the cash values of the paid-up insurance to you upon request.

Conversion. Insurance under this rider may be converted to any plan of level premium whole life or endowment insurance then offered by us as follows:

o Insurance on a child may be converted, without providing evidence of insurability, to a new policy for up to five times the amount of insurance provided on that child under this rider or $50,000, whichever is less, on the following dates:

a) the child's 25th birthday or the policy anniversary nearest age 65 of the insured, whichever comes first; or

b) within 90 days after the child marries or receives a baccalaureate degree or higher degree from a fully accredited college or university before the child's 25th birthday and before the policy anniversary nearest age 65 of the insured.

o Insurance on a child may be converted at any other time before the child's 25th birthday and before the policy anniversary nearest age 65 of the insured. The face amount of the new policy may not be greater than the amount of insurance provided on that child under the rider.

o Written request for conversion and payment of the required premium must be made to us before, or within 31 days after, the date allowed for conversion. The terminating insurance will not be in force during the 31 day period following the date allowed for conversion.

o The face amount of each new policy may not be less than our published minimum for the plan selected. At least one plan will be available for conversion of $1,000 of insurance.

o Each new policy will be effective on the date of conversion. The child will be the owner of the new policy.

o The premium for each new policy will be based on our published rates for the plan selected at the time of conversion. We will use the age of the child insured on the date of conversion to determine this rate.

o The date of issue of all new policies issued under the Conversion Provision will be the date of issue of this rider. The Incontestability and Suicide periods in the new policies will continue from such dates of issue and will not start anew in the policies. However, if there is an increase in the face amount over the amount of the rider, the increase will be subject to new incontestability and suicide periods.

Automatic Termination. The rider will automatically terminate:

o        if any premium remains unpaid after the grace period;

o        when the policy is surrendered;

o        if the policy terminates;

o        on the policy anniversary nearest age 65 of the insured; or

o at the insured's death, subject to the provisions for paid-up term life insurance.

Insurance on a child will automatically terminate on such child's 25th birthday or when all or part of such insurance is converted.

Reinstatement. Subject to the Reinstatement provision, this rider may be reinstated only as to each child who provides proof of insurability satisfactory to us.

Incontestability. In applying the Incontestability provision to the rider, the date of issue will be measured from the date we sign the rider.

Suicide. In applying the Suicide provision to the rider, the date of issue will be measured from the date we sign the rider. If the insured dies by suicide and our liability is limited to the amount of the premiums paid, no insurance will be provided under the paid-up term life insurance provision of the rider. Instead, insurance on each child may be converted to any plan of whole life or endowment insurance we are then offering. Such conversion will be subject to the conversions provisions of the rider. The suicide provision will not apply to death of a child by suicide.

Cancellation. You may, by written request to us, cancel the rider on any monthly policy date.

Option For Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is between the ages of 16 and 65 on the policy date and meets our underwriting requirements for this endorsement. There are no charges for the endorsement and adding the endorsement will not increase your required premium or your monthly deductions.

If this endorsement is in effect on your policy, you may request us to issue additional insurance if all of the following conditions are met:

o The option date must be the first, second and/or third policy anniversary.

o You must make a written request to exercise this option within 31 days before or after the chosen option date.

o The policy must be in force and the insured must be living on the chosen option date.

o The minimum initial premium for the additional insurance must be paid.

o If the monthly deductions for the policy are being waived under a disability benefit on an option date, this option will not be available.

o The maximum amount of insurance available under the endorsement will be the lesser of:

a. the original face amount; or

b. $100,000.

o If the insured is between the ages of 51 and 65 when the policy is issued, we will forward an application and authorization to you. The insured must sign the authorization and provide answers, satisfactory to us, to the following questions:

a) Is the insured now so disabled by sickness or injury as to be unable to perform any of the duties of his or her normal job?

b) Within the past five years, has the insured had high blood pressure, heart disease, diabetes or cancer?

General Provisions. The new policy will be dated and effective on the chosen option date.

1. Subject to item 3 below, any part of the maximum amount of insurance under this endorsement will be available for issue on any of the option dates, but the total amount issued on all such dates may not exceed the maximum amount under the endorsement.

2. We will issue you a new policy of the same type as the policy for the additional insurance amount. You may request that the additional insurance be issued instead as a layer on the existing policy. The monthly deduction for the new policy or layer will be at our then current rate for such insurance at the time this option is exercised. The new policy or layer will be issued at the class of risk of the policy at the insured's attained age.
3. The face amount of the new policy may not be less than our published minimum for the insurance. The new policy will not contain this endorsement.
4. The incontestability period in the new policy will continue from the date the policy was issued and will not start over. This means that the new policy will be contestable for one year if this option is exercised on the first policy anniversary, but will not be contestable if this option is exercised on the 2nd and/or 3rd policy anniversary. The suicide period in the new policy, however, will start over on the chosen option date. However, if the insured is between the ages of 51 and 65 when the policy is issued, the incontestability and suicide periods in the new policy will start over on the chosen option date.

5. Unless you request otherwise, any waiver provision rider on the policy will also be included on the new policy, as long as the insured is not over age 55 when this option is exercised. Any other riders on the policy will not automatically be on the new policy, but they will be added to the new policy, provided the insured gives us evidence of insurability satisfactory to us.

Surrender Penalty Deferral Endorsement

This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transactions.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

Waiver Provision Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for this rider and are between the ages of 16 and 55 on the rider date. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

We will waive each monthly deduction due immediately on or after age 16 of the insured during the insured's total disability, subject to the following provisions.

A disability will be total when the insured becomes so disabled by injury or disease which first manifests itself after the effective date of the rider date of the rider, as to be unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the occupation of the insured is, or becomes, that of a student, then "any gainful work" will include going to school. The total loss of sight of both eyes, or the use of both hands or both feet, or of one hand and one foot will be presumed total disability while such total loss continues.

The beginning of such disability will be the beginning of the disability which totally disables the insured for not less than six months. In no event will such disability be considered to have begun more than one year before the date due proof of such disability is received by us.

Waiver Benefit. While monthly deductions are being waived under this rider, premium payments are not required.

Any monthly deduction eligible for waiver under this rider that is taken before we approve the claim will be credited to the accumulation value of the policy. This credit will be treated as a new net premium. We will credit the accumulation value as of the date of notice of claim or the date at the end of the first six months of such disability, whichever is later. If that date is not a valuation date, we will credit the accumulation value on the next valuation date. We will allocate the new net premium among your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Notice and Proof of Disability. You must give us written notice of the insured's disability at our administrative office while the insured is living and while such disability continues. Failure to give such notice will not invalidate any claim if such notice was given as soon as was reasonably possible. Due proof of such disability must be given to us at our administrative office. Although we may have accepted proof of disability as satisfactory, the insured must at any time, when we request it, furnish due proof of the continuance of such disability. At our option, such proof may include an examination of the insured by a medical examiner chosen by us. We will not require such proof more than once each year after such disability has continued for two full years.

Age Limitations. No waiver will be allowed under the rider during any period of disability before the insured's 16th birthday. If such disability continues beyond the 16th birthday, we will waive each such deduction due after that birthday and during such disability. No waiver will be allowed under the rider if such disability begins after the policy anniversary nearest age 60 of the insured.

Exclusions. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from:

o        intentionally self-inflicted injury;

o        participation in an insurrection; or

o        war, declared or undeclared, or any act of war.

Recovery from Disability. These benefits will end:

o if the insured fails to give us any due proof, or refuses to submit a requested medical examination; or

o        if the insured is no longer totally disabled.

Automatic Termination. The rider will automatically terminate:

o        If the policy is surrendered;

o        If the policy lapses.

o At the policy anniversary nearest age 60 of the insured, subject to any claims under the rider.

Cancellation. You may request to cancel the rider on any monthly policy date.


OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefits payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o        monthly deductions are not being waived under a Waiver Provision Rider.

The accumulation value on the date the current policy is exchanged will be transferred to the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to layers and the base policy on the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransUltra VUL policy. If the new policy allows for layers, the layer date for each layer on the new policy will be the same as the layer date for the equivalent layer in the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The exchange must be to an adjustable life insurance policy that would have been available from us at the time you applied for the current policy. The new policy will be based on the gender, age, class of risk and smoking status of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the gender, age, class of risk and smoking status of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. The new policy will take effect immediately upon termination of the current policy. Under no circumstances will we pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy's base policy; plus

o the cumulative total of the required annual premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

Surrender Penalty Period. The period for which the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the new policy. If the current policy has one or more layers and the new policy allows for layers, then the period for which the policy was in effect before the date of the exchange will be determined for the base policy and for each layer separately.

Evidence of Insurability. When you exercise this option, we will not require evidence of insurability from the insured.

Suicide and Incontestability. The period for which the current policy was in effect before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy. If the current policy has one or more layers and the new policy allows for layers, then the period for which the policy was in effect before the date of the exchange will be determined for the base policy and for each layer, separately.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the 20th policy anniversary;

o        the policy anniversary nearest age 95;

o        the date the current policy is surrendered or terminated; or

o the date the current policy lapses under the Grace Period provision in the prospectus.

Misstatement of Age or Sex. If a misstatement of the insured's age or gender is found before this option is exercised and the current policy's death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable as to the base policy after it has been in force during the insured's lifetime for two years from the date of issue. This provision does not apply to any rider or endorsement providing benefits specifically for disability or death by accident.

When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, beginning on the layer date.

If the base policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured's age or gender in the application, we will adjust the face amount of the base policy and each layer. We will do this by comparing the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender to such excess as of the date of the last monthly deduction. If the newly calculated excess is higher, we will add the difference to the face amount. If it is lower, we will subtract the difference from the face amount. There will be no adjustment beyond the policy anniversary nearest age 100, except as provided otherwise in the Full Death Benefit Rider.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.
SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on his or her age nearest birthday on the date of the insured's death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premium qualification credits, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.


Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF THE POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

TSSC's principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TOLIC and, like TOLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.

During years 2005, 2004, and 2003, the amounts paid to TSSC in connection with all policies sold through the separate account were $1,936,155.29, $1,252,811.23, and $2,546.087.59 respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.

We, TSSC and/or TCI may pay certain selling firms additional cash amounts for:
(1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.

PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 7.00%of premium; the monthly deductions (which include rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 10 policy or layer years. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns
Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

         Where:
         P        =        the initial value
         T        =        an average annual total return
         N        =        the number years
         ERV               = the ending value made at the beginning of the 1, 5,
                           or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof).


A deduction for the mortality and expense risk charge is reflected in the average annual total returns published. We reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.25% in order to reflect the effect of the deduction for mortality and expense risk charge.

Sub-Account Average Annual Total Returns Net of Portfolio Expenses and Sub-Account Expenses (as of 12/31/05) The performance information in the following table reflects sub-account performance net of portfolio expenses and sub-account expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.

                                        Portfolio                                               Since      Sub-Account   Since
Portfolio                               Inception     One Year     Five Years    Ten Years    Inception     Inception    Sub-Account
---------                                                                                       ----------
                                             Date                                                                Date      Inception
AEGON/Transamerica Asset Allocation -     05/01/2002      4.89%         N/A           N/A         6.90%       05/01/2005     7.66%
Conservative Portfolio - Initial Class
AEGON/Transamerica Asset Allocation -     05/01/2002     11.94%         N/A           N/A         8.68%       05/01/2005     16.98%
Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation -
Moderate Growth Portfolio - Initial       05/01/2002      9.68%         N/A           N/A         8.32%       05/01/2005     14.27%
Class
AEGON/Transamerica Asset Allocation -     05/01/2002      7.17%         N/A           N/A         7.52%       05/01/2005     11.02%
Moderate Portfolio - Initial Class
AEGON/Transamerica Capital Guardian       02/03/1998      9.90%        3.67%          N/A         5.99%       05/01/2002     8.97%
Global - Initial Class(1)
AEGON/Transamerica Capital Guardian       05/27/1993      7.44%        7.15%         9.03%        10.19%      05/01/2002     8.17%
Value - Initial Class
AEGON/Transamerica Clarion Global Real    05/01/1998     13.18%        18.38%         N/A         12.40%      5/01/2005      17.06%
Estate Securities - Initial Class(1)(1)
AEGON/Transamerica Federated Growth &     03/01/1994      4.70%        10.90%       11.35%        11.13%      05/01/2002     8.68%
Income - Initial Class
AEGON/Transamerica Great Companies        05/1/2000       1.81%        -8.50          N/A        -13.78%      05/01/2005     16.87%
TechnologySM - Initial Class
AEGON/Transamerica JP Morgan Mid Cap      05/03/1999      9.57%        6.49%          N/A         7.81%       05/01/2005     10.86%
Value - Initial Class(1)(2)
AEGON/Transamerica Marsico Growth -       05/03/1999      8.31%        -0.67%         N/A         0.60%       05/01/2005     13.89%
Initial Class
AEGON/Transamerica Mercury Large Cap      05/01/1996     15.86%        8.22%          N/A         9.75%       05/01/2005     16.57%
Value - Initial Class
AEGON/Transamerica PIMCO Total Return     05/01/2002      2.07%         N/A           N/A         4.63%       05/01/2003     3.17%
- Initial Class(8)
AEGON/Transamerica Templeton Great        12/03/1992      7.13%        -4.04%        8.38%        10.65%      05/01/2005     11.56%
Companies Global -  Initial Class
AEGON/Transamerica Third Avenue Value     01/02/1998     18.51%        13.47%         N/A         13.36%      05/01/2005     21.33%
- Initial Class
AEGON/Transamerica Transamerica           05/01/2002      3.57%         N/A           N/A         8.35%       05/01/2005     13.08%
Convertible Securities - Initial Class
AEGON/Transamerica Transamerica Equity    02/26/1969     16.25%        2.30%        13.96%         N/A        05/01/2001     4.20%
- Initial Class(3)
AEGON/Transamerica Transamerica Growth    05/02/2001     15.86%         N/A           N/A         11.80%      05/01/2005     27.33%
Opportunities - Initial Class
AEGON/Transamerica Transamerica Money     01/02/1998      2.62%        1.65%          N/A         2.86%       05/01/2001     1.42%
Market - Initial Class(4)
AEGON/Transamerica Transamerica U.S.      05/13/1994      1.93%        3.60%         4.38%        4.99%       05/01/2005     1.27%
Government Securities - Initial Class
AEGON/Transamerica Van Kampen Mid-Cap     03/01/1993      7.28%        -8.20%        8.70%        11.14%      05/01/2001     -4.63%
Growth - Initial Class(1)(,10)

                                          Portfolio                                                          Sub-Account   Since
Portfolio                               Inception                                               Since       Inception    Sub-Account
                                             Date       One Year     Five Years    Ten Years    Inception        Date      Inception
Alger American Income & Growth - Class    11/15/1988      3.18%        -3.33%        9.74%        9.80%       05/01/2001     -1.79%
O
AllianceBernstein VP Growth and Income    06/01/1999      4.34%        3.41%          N/A         4.81%       05/01/2001     2.35%
Portfolio- Class B
AllianceBernstein VP Large Cap Growth     07/14/1999     14.56%        -2.83%         N/A         -3.16%      05/01/2001     -1.75%
Portfolio - Class B
Dreyfus Investment Portfolios - MidCap    05/01/1998      8.90%        6.59%          N/A         6.31%       05/01/2001     7.34%
Stock Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible          10/07/1993      3.36%        -5.49%        5.67%        7.89%       05/01/2001     -3.86%
Growth Fund, Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio -    04/05/1993      4.12%        -0.18%        8.53%        9.85%       05/01/2001     0.63%
Initial Shares
Dreyfus VIF - Developing Leaders          08/31/1990      5.54%        3.07%         7.74%        22.39%      05/01/2001     4.24%
Portfolio - Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio -      01/12/2000   16.36%         6.12          N/A         4.37%       05/01/2002     11.67%
Service Class 2
Fidelity VIP Equity-Income Portfolio -    01/12/2000      5.31%         3.46          N/A         4.53%       05/01/2002     6.59%
Service Class 2
Fidelity VIP Index 500 Portfolio -        01/12/2000      4.29%        -0.14          N/A         -1.40%      05/01/2002     5.29%
Service Class 2
Franklin Small Cap Value Securities       01/06/1999      8.50%        12.62%         N/A         12.19%      05/01/2002     9.82%
Fund - Class 2(1)
Franklin Small-Midcap Growth              01/06/1999      4.53%        -0.89%         N/A         6.31%       05/01/2001     1.46%
Securities Fund - Class 2 (1,9)
Janus Aspen Series Balanced - Service     12/31/1999      7.39%        3.06%          N/A         2.13%       05/01/2001     3.85%
Shares
Janus Aspen Series Worldwide Growth -     12/31/1999      5.30%        -4.97%         N/A         -6.96%      05/01/2001     -3.32%
Service Shares(1)
MFS(R) Emerging Growth Series - Initial     07/24/1995    8.92%        -6.92%        6.50%        7.85%       05/01/2001     -2.73%
Class(1)
MFS(R) Investors Trust Series - Initial     10/09/1995    7.05%        -0.87%        7.12%        7.62%       05/01/2001     0.57%
Class
MFS(R) Research Series - Initial Class      07/26/1995    7.53%        -1.79%        6.81%        7.55%       05/01/2001     0.02%
PIMCO VIT Real Return - Admin Class       09/30/1999      1.81%        9.07%          N/A         9.42%       05/01/2005     0.37%
PIMCO VIT StocksPLUS Growth & Income -    12/31/1997      3.23%        0.85%          N/A         4.86%       05/01/2001     2.16%
Admin Class
Premier VIT OpCap Managed Portfolio(6)    08/01/1988      5.02%        2.09%         7.34%        12.34%      05/01/2001     2.03%
Premier VIT OpCap Small Cap               08/01/1988     -0.19%        7.13%        10.04%        11.66%      05/01/2001     7.82%
Portfolio(1,7)
Van Kampen UIF Core Plus Fixed Income     01/02/1997      3.95%        5.69%          N/A         6.02%       05/01/2001     5.36%
- Class 1(5)
Van Kampen UIF Emerging Markets Equity    10/01/1996     33.52%        15.72%         N/A         6.69%       05/01/2001     17.71%
- Class 1(1,5)
Van Kampen UIF High Yield - Class         01/02/1997      0.81%        4.00%          N/A         3.58%       05/01/2001     4.14%
1(1,5)
Van Kampen UIF International Magnum -     01/02/1997     10.79%        1.95%          N/A         3.79%       05/01/2001     3.84%
Class 1(1,5)


1. Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.

2. Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Shares.

3. The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

4. Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.

5. Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen."

6. On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the "Present Trust") - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

7. On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

8. AEGON/Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

9. The Franklin Technology Securities Fund - Class 2 merged into the Franklin Small - MidCap Growth Securities Fund - Class 2 (formerly Franklin Small Cap Fund - Class 2) effective May 1, 2003.

10. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Van Kampen Emerging Growth. Performance prior to November 1, 2005 is that of AEGON/Transamerica Van Kampen Emerging Growth.

11. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Clarion Real Estate Securities. Performance prior to November 1, 2005 is that of AEGON/Transamerica Clarion Real Estate Securities.

12. Effective December 12, 2005, the ATST JP Morgan Mid Cap Value sub-account is closed to new investments. No new net premiums may be allocated to the sub-account, and transfers into the sub-account are not allowed.


Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)365/7] - 1


Yields for Money Market Portfolios (as of 12/31/05)

                                                                     7-Day                7-Day
Portfolio                                                        Current Yield       Effective Yield
AEGON/Transamerica Transamerica Money Market -Initial Class          3.57%                3.63%

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.


ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUE


The following tables illustrate the way in which a policy's death benefit, accumulation value, and net cash value could vary over an extended period. Results will vary for each individual insured under a policy, and the results shown in the following tables may not be representative of results that would apply to you.

To request a personalized illustration based on your age, gender, underwriting class, death benefit option, planned premiums and other factors, please contact your registered representative.


Assumptions


The tables illustrate a policy insuring a male, age 44 at issue, qualifying for our preferred non-smoker underwriting class. The illustrated policy provides for a face amount of $250,000 and an Option 1 (level) Death Benefit Option. One table illustrates values based on the guaranteed charges for the policy, and the other table illustrates values based on the current charges.

The tables assume that no layers have been added to the policy; that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no riders are in effect on the policy. The tables assume that the 10-year Endorsement to Modify Grace Period was included at issue and remained in effect through the 10-year Select Period.

The tables assume that a premium of $185 is paid at the beginning of each policy month until the policy anniversary nearest the insured's 100th birthday, and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6, or 10%, but the rates of each portfolio varied above and below such averages.


Depending on the timing and degree of fluctuation in actual investment returns, the actual values under your policy could be substantially less than those shown, and may result in the lapse of the policy unless the owner pays more than the illustrated premium


Deductions for Charges


The amounts shown for the death proceeds and accumulation values take into account:


1. an administrative charge of 7% of each premium payment deducted from each premium; 2. the monthly deductions; and 3. the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.25% on an annual basis.


Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.87% the average daily net assets of the portfolios. The rate of 0.87% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.87% does not take into account expense waiver or reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2005, ranged from an annual rate of 0.14% to an annual rate of 1.66% of average daily net assets. The portfolio management fees and operating expenses associated with your policy may be more or less than 0.87% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.


Net Annual Rates of Investment


Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the insured, the face amount and death benefit option, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the insured's age, gender, or underwriting risk class;
o        the face amount and death benefit option selected;
o        the charges and expenses assessed;
o        the premiums paid;
o        policy loans and partial or full surrenders taken;
o        riders elected;
o        policy changes made; and
o        rates of return.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                                                  Male, Preferred Non-smoker, Age 44
7-Pay Premium Limits: $11,891                                                                     Face Amount: $250,000
                                                                                                Death Benefit: Option 1

------------ ---------------------------------------- --------------------------------------- --------------------------------------
                         Hypothetical 0%                         Hypothetical 6%                           Hypothetical 10%
                      Gross Investment Return                 Gross Investment Return                   Gross Investment Return

 End of      Net Cash    Accumulation      Death     Net Cash    Accumulation      Death       Net Cash      Accumulation      Death
Policy Year   Value         Value        Benefit      Value        Value         Benefit        Value          Value         Benefit
 1           $0          $1,511       $250,000       $0          $1,560       $250,000         $0            $1,592       $250,000
 2           $0          $3,008       $250,000       $0          $3,201       $250,000         $0            $3,332       $250,000
 3           $0          $4,445       $250,000       $0          $4,877       $250,000         $0            $5,180       $250,000
 4           $0          $5,826       $250,000       $0          $6,594       $250,000         $0            $7,151       $250,000
 5         $1,193        $7,167       $250,000     $2,396        $8,370       $250,000       $3,297          $9,271       $250,000

 6         $3,682        $8,457       $250,000     $5,422       $10,197       $250,000       $6,770         $11,545       $250,000
 7         $6,080        $9,655       $250,000     $8,457       $12,032       $250,000       $10,363        $13,938       $250,000
 8         $8,418        $10,793      $250,000     $11,536      $13,911       $250,000       $14,122        $16,497       $250,000
 9         $10,688       $11,862      $250,000     $14,650      $15,824       $250,000       $18,054        $19,228       $250,000
10         $12,863       $12,863      $250,000     $17,777      $17,777       $250,000       $22,149        $22,149       $250,000

15         $17,077       $17,077      $250,000     $28,499      $28,499       $250,000       $40,660        $40,660       $250,000
20         $18,927       $18,927      $250,000     $39,934      $39,934       $250,000       $67,019        $67,019       $250,000
25         $17,733       $17,733      $250,000     $51,812      $51,812       $250,000      $105,756        $105,756      $250,000
30         $9,924        $9,924       $250,000     $61,222      $61,222       $250,000      $163,191        $163,191      $250,000
35           $0            $0            $0        $65,879      $65,879       $250,000      $250,838        $250,838      $328,598

40           $0            $0            $0        $59,149      $59,149       $250,000      $377,878        $377,878      $464,790
45           $0            $0            $0        $27,124      $27,124       $250,000      $560,470        $560,470      $655,750
50           $0            $0            $0          $0            $0            $0         $818,625        $818,625      $908,675
55           $0            $0            $0          $0            $0            $0        $1,177,553      $1,177,553    $1,224,655
60           $0            $0            $0          $0            $0            $0        $1,786,115      $1,786,115    $1,857,560

65           $0            $0            $0          $0            $0            $0        $2,733,065      $2,733,065    $2,842,388
70           $0            $0            $0          $0            $0            $0        $4,182,062      $4,182,062    $4,349,345
71           $0            $0            $0          $0            $0            $0        $4,553,430      $4,553,430    $4,735,567
------------ ------------ -------------- ------------ ---------- --------------- ------------ -------------- --------------- ------

     BASED ON CURRENT MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE, MORTALITY &
               EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

1. Values will be different if premiums are paid with a different frequency or in different amounts.

2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday, if the insured is still living, subject to all policy provisions.

$0 amount in the net cash value column after the 30th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                                                           Male, Preferred Nonsmoker, Age 44
7-Pay Premium Limits: $11,891                                                                             Face Amount: $250,000
                                                                                                        Death Benefit: Option 1

    BASED ON GUARANTEED MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE, MORTALITY & EXPENSE RISK CHARGE AND AVERAGE
                               PORTFOLIO EXPENSES

---------- -------------------------------------------- --------------------------------------------- -----------------------------
                         Hypothetical 0%                              Hypothetical 6%                          Hypothetical 10%
                     Gross Investment Return                      Gross Investment Return                   Gross Investment Return

End of
Policy       Net Cash     Accumulation                                 Accumulation                  Net Cash   Accumulation   Death
Year       Value          Value      Death Benefit  Net Cash Value      Value      Death Benefit    Value        Value       Benefit
---------- -------------- -------------- -------------- --------------- -------------- -------------- ---------- -------------- ---
---------- -------------- -------------- -------------- --------------- -------------- -------------- ---------- -------------- ----
1           $0           $1,511        $250,000           $0           $1,560        $250,000        $0         $1,592      $250,000
2           $0           $3,008        $250,000           $0           $3,201        $250,000        $0         $3,332      $250,000
3           $0           $4,445        $250,000           $0           $4,877        $250,000        $0         $5,180      $250,000
4           $0           $5,826        $250,000           $0           $6,594        $250,000        $0         $7,151      $250,000
5         $1,193         $7,167        $250,000         $2,396         $8,370        $250,000      $3,297       $9,271      $250,000

6         $3,682         $8,457        $250,000         $5,422         $10,197       $250,000      $6,770       $11,545     $250,000
7         $6,080         $9,655        $250,000         $8,457         $12,032       $250,000      $10,363      $13,938     $250,000
8         $8,418         $10,793       $250,000        $11,536         $13,911       $250,000      $14,122      $16,497     $250,000
9         $10,688        $11,862       $250,000        $14,650         $15,824       $250,000      $18,054      $19,228     $250,000
10        $12,863        $12,863       $250,000        $17,777         $17,777       $250,000      $22,149      $22,149     $250,000

15        $9,803         $9,803        $250,000        $20,327         $20,327       $250,000      $31,918      $31,918     $250,000
20         $182           $182         $250,000        $16,541         $16,541       $250,000      $40,250      $40,250     $250,000
25          $0             $0             $0              $0             $0             $0         $41,364      $41,364     $250,000
30          $0             $0             $0              $0             $0             $0         $21,596      $21,596     $250,000
35          $0             $0             $0              $0             $0             $0           $0           $0           $0

40          $0             $0             $0              $0             $0             $0           $0           $0           $0
45          $0             $0             $0              $0             $0             $0           $0           $0           $0
50          $0             $0             $0              $0             $0             $0           $0           $0           $0
55          $0             $0             $0              $0             $0             $0           $0           $0           $0
60          $0             $0             $0              $0             $0             $0           $0           $0           $0

65          $0             $0             $0              $0             $0             $0           $0           $0           $0
70          $0             $0             $0              $0             $0             $0           $0           $0           $0
71          $0             $0             $0              $0             $0             $0           $0           $0           $0
------ -------------- -------------- -------------- --------------- -------------- -------------- ---------- -------------- -------


1. Values will be different if premiums are paid with a different frequency or in different amounts.

2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions.

$0 amount in the net cash value column after the 20th policy year, above, indicates that the policy, as illustrated, lapsed without value. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2005 and for the periods disclosed in the index to the financial statements, and the statutory-basis financial statements of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing else where herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

The separate account's financial statements also appear on the following pages.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2005, 2004, and 2003

             Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2005, 2004, and 2003




                                    Contents

Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................60
Schedule III - Supplementary Insurance Information......................................................61
Schedule IV - Reinsurance...............................................................................62


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonable determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 2003 Transamerica Occidental Life Insurance Company changed its accounting policy for derivative instruments. Also as discussed in Note 3 to the financial statements, in 2005 Transamerica Occidental Life Insurance Company changed its accounting for investments in subsidiary, controlled, and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishment of liabilities.

                              /s/ Ernst & Young LLP


February 17, 2006


                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2005              2004
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $17,972,061      $17,232,774
   Preferred stocks:
     Affiliated entities                                                          54,781           59,347
     Unaffiliated                                                                 75,944           80,978
   Common stocks:
     Affiliated entities (cost: 2005 - $839,988; 2004 - $838,752)
                                                                               1,003,854          958,542
     Unaffiliated (cost: 2005 - $212,841; 2004 - $192,665)                       241,483          226,390
   Mortgage loans on real estate                                               4,375,864        3,138,238
   Real estate, at cost (land)                                                       186              186
   Properties held for sale                                                       14,355                -
   Policy loans                                                                  386,595          387,376
   Cash and short-term investments                                               355,844          378,693
   Receivables for securities                                                          -              579
   Other invested assets                                                       1,207,896        1,030,330
                                                                       ------------------------------------
Total cash and invested assets                                                25,688,863       23,493,433

Federal and foreign income tax recoverable                                             -            5,099
Net deferred income tax asset                                                     99,060           94,585
Accrued investment income                                                        309,475          278,821
Premiums deferred and uncollected                                                335,856          272,642
Reinsurance receivable                                                           134,072          212,963
Receivable from parent, subsidiaries and affiliates                              328,020          146,751
Accounts receivable                                                              110,900           98,672
General agents pension fund                                                       71,632           63,705
Reinsurance deposit receivable                                                   105,814                -
Other admitted assets                                                            154,012          171,392
Separate account assets                                                        2,827,671        3,361,957
                                                                       ------------------------------------
Total admitted assets                                                        $30,165,375      $28,200,020
                                                                       ====================================






                                                                                    December 31
                                                                               2005             2004
                                                                         -----------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                     $  7,441,326    $  6,705,323
     Annuity                                                                     4,941,968       4,973,396
     Accident and health                                                           165,926         137,021
   Liability for deposit-type contracts                                          9,365,106       7,510,594
   Policy and contract claim reserves:
     Life                                                                          225,949         269,235
     Accident and health                                                            84,745          82,883
   Other policyholders' funds                                                       15,890          15,089
   Municipal reverse repurchase agreements                                         715,012         651,249
   Remittances and items not allocated                                             246,312         223,137
   Asset valuation reserve                                                         379,661         275,068
   Interest maintenance reserve                                                    250,908         245,407
   Funds held under coinsurance and other reinsurance treaties                     439,410         500,209
   Reinsurance in unauthorized reinsurers                                           22,399          49,061
   Commissions and expense allowances payable on reinsurance assumed
                                                                                    61,366          53,516
   Federal and foreign income taxes payable                                         88,933               -
   Payable for securities                                                           18,739          99,475
   Securities lending liability                                                     67,555          63,497
   Transfers from separate accounts due or accrued                                 (26,414)        (39,318)
   Other liabilities                                                               291,746         341,345
   Separate account liabilities                                                  2,758,083       3,301,772
                                                                         -----------------------------------
Total liabilities                                                               27,554,620      25,457,959

Capital and surplus:
   Common stock, $12.50 per share par value, 4,000,000 shares
     authorized, 1,103,467 issued and outstanding                                   13,793          13,793
   Preferred stock, $12.50 per share par value, 4,000,000 shares                                    13,793
     authorized, 1,103,466 issued and outstanding (total liquidation
     value - $825,000)                                                              13,793
   Surplus notes                                                                   200,000         200,000
   Paid-in surplus                                                               1,673,294       1,670,170
   Unassigned surplus                                                              709,875         844,305
                                                                         -----------------------------------
                                                                         -----------------------------------
Total capital and surplus                                                        2,610,755       2,742,061
                                                                         -----------------------------------
                                                                         -----------------------------------
Total liabilities and capital and surplus                                      $30,165,375     $28,200,020
                                                                         ===================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2005            2004            2003
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                    $ 1,475,919      $  726,451      $1,304,728
     Annuity                                                     515,152         632,158         346,140
     Accident and health                                          50,035          50,258          38,390
   Net investment income                                       1,317,883       1,483,844       1,028,923
   Amortization of interest maintenance reserve                   22,025          19,958          14,812
   Commissions and expense allowances on reinsurance
     ceded                                                        64,089         636,706         463,938
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        25,228          29,275          32,088
   Modified coinsurance reserve adjustment                      (184,964)       (196,010)         13,686
   Consideration on reinsurance recapture                        413,911       1,497,553
                                                                                                 -
   Other income                                                   34,814          89,457          31,051
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,734,092       4,969,650       3,273,756
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                757,001         661,558         583,781
     Surrender benefits                                          841,440         978,482         698,192
     Other benefits                                              920,861         497,291         614,160
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    750,331         233,740         625,008
         Annuity                                                 (31,428)        162,514         (54,976)
         Accident and health                                      28,905          29,558          29,867
                                                          -------------------------------------------------
                                                               3,267,110       2,563,143       2,496,032
   Insurance expenses:
     Commissions                                                 833,417         613,509         562,203
     General insurance expenses                                  256,498         222,871         213,245
     Taxes, licenses and fees                                     52,309          45,496          47,842
     Net transfer from separate accounts                        (256,274)       (201,061)       (181,292)
     Modified coinsurance interest adjustment                   (190,732)       (197,519)        (81,858)
     Reinsurance reserve recapture                                     -       1,488,718               -
     Other                                                         3,596         (40,504)        (26,555)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 698,814       1,931,510         533,585
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Total benefits and expense                                     3,965,924       4,494,653       3,029,617
                                                          -------------------------------------------------
Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains
   (losses) on investments                                      (231,832)        474,997         244,139









                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2005            2004            2003
                                                          -------------------------------------------------

Dividends to policyholders                                   $    15,290     $    17,017     $    16,243
                                                          -------------------------------------------------
Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
   (losses) on investments                                      (247,122)        457,980         227,896
Federal income tax expense (benefit)                             168,714         (39,627)         18,330
                                                          -------------------------------------------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                                (415,836)        497,607         209,566
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred from/to interest maintenance reserve)              36,471          33,241         (38,459)
                                                          -------------------------------------------------
Net income (loss)                                            $  (379,365)    $   530,848     $   171,107
                                                          =================================================

See accompanying notes.




                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                             Common    Preferred    Surplus     Paid-in     Unassigned  Total Capital
                                              Stock      Stock       Notes      Surplus      Surplus     and Surplus
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at January 1, 2003                 $  27,587  $        -  $  200,000  $1,168,279    $  973,018      $2,368,884
   Net income                                      -          -           -            -       171,107         171,107
   Change in non-admitted assets                   -          -           -            -        39,048          39,048
   Change in unrealized capital                    -          -           -            -         8,367           8,367
     gains/loses
   Change in asset valuation reserve               -          -           -            -       (91,316)        (91,316)
   Dividend to stockholder                         -          -           -            -      (250,000)       (250,000)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (21,581)        (21,581)
   Change in surplus in separate accounts          -          -           -            -        25,978          25,978
   Change in net deferred income tax asset         -          -           -            -       (69,945)        (69,945)
   Change in surplus due to reinsurance            -          -           -            -       (28,761)        (28,761)
   Redemption of common stock and
     issuance of preferred stock             (13,794)    13,793           -            -             1               -
                                           ----------------------------------------------------------------------------
Balance at December 31, 2003                  13,793     13,793     200,000    1,168,279       755,916       2,151,781
   Capital contribution                            -          -           -      500,000             -         500,000
   Net income                                      -          -           -            -       530,848         530,848
   Change in non-admitted assets                   -          -           -            -      (103,376)       (103,376)
   Change in unrealized capital                    -          -           -            -      (273,795)       (273,795)
     gains/losses
   Change in asset valuation reserve               -          -           -            -       (67,437)        (67,437)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (13,651)        (13,651)
   Change in surplus in separate accounts          -          -           -            -       (27,670)        (27,670)
   Change in net deferred income tax asset         -          -           -            -        65,212          65,212
   Change in surplus due to reinsurance            -          -           -            -       (21,742)        (21,742)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -        1,891             -           1,891
                                           ----------------------------------------------------------------------------
Balance at December 31, 2004                  13,793     13,793     200,000    1,670,170       844,305       2,742,061
   Net loss                                        -          -           -            -      (379,365)       (379,365)
   Change in non-admitted assets                   -          -           -            -        96,536          96,536
   Change in unrealized capital                    -          -           -            -        36,624          36,624
     gains/losses
   Change in asset valuation reserve               -          -           -            -      (104,593)       (104,593)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -        26,662          26,662
   Cumulative effect of change in
     accounting principles                         -          -           -            -        44,010          44,010
   Change in surplus in separate accounts          -          -           -            -         9,528           9,528
   Change in net deferred income tax asset         -          -           -            -       (55,353)        (55,353)
   Correction of errors                            -          -           -            -       (11,748)        (11,748)
   Change in surplus due to reinsurance            -          -           -            -       503,269         503,269
   Dividend to stockholder                         -          -           -            -      (300,000)       (300,000)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -        3,124             -           3,124
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at December 31, 2005                 $13,793    $13,793    $200,000   $1,673,294     $ 709,875      $2,610,755
                                           ============================================================================

See accompanying notes.





                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
Operating activities
Premiums collected, net of reinsurance                     $1,973,281        $1,282,799       $1,738,204
Net investment income received                              1,332,223         1,438,121        1,017,933
Miscellaneous income                                          715,533         2,207,477          718,004
Benefit and loss related payments                          (2,180,095)         (872,813)      (2,056,715)
Net transfers from separate accounts                          691,900           232,462          267,312
Commissions, expenses paid and aggregate
   write-ins for deductions                                  (894,807)         (728,635)        (715,232)
Dividends paid to policyholders                               (15,867)          (17,322)         (16,197)
Federal and foreign income taxes received (paid)
                                                             (102,524)          108,383         (115,697)
                                                     ------------------------------------------------------
Net cash provided by operating activities                   1,519,644         3,650,472          837,612

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  6,826,389         5,656,334        9,706,218
     Stocks                                                   132,636           101,622          235,022
     Mortgage loans                                           925,021           483,265          287,215
     Real estate                                                    -                 -           91,784
     Other invested assets                                    175,925           248,602          184,558
     Miscellaneous proceeds                                    12,679            12,892          621,036
                                                     ------------------------------------------------------
Total investment proceeds                                   8,072,650         6,502,715       11,125,833

Cost of investments acquired:
   Bonds                                                   (7,580,059)       (7,798,849)     (10,676,032)
   Stocks                                                    (128,267)         (188,934)        (483,226)
   Mortgage loans                                          (2,178,051)         (964,445)        (840,687)
   Real estate                                                (14,355)                -          (12,742)
   Other invested assets                                     (273,159)         (322,419)        (320,323)
   Miscellaneous applications                                 (83,107)         (483,365)         (23,205)
                                                     ------------------------------------------------------
Total cost of investments acquired                        (10,256,998)       (9,758,012)     (12,356,215)
Net decrease in policy loans                                      718             3,294           11,886
                                                     ------------------------------------------------------
Net cost of investments acquired                          (10,256,280)       (9,754,718)     (12,344,329)
                                                     ------------------------------------------------------
Net cash used in investing activities                      (2,183,630)       (3,252,003)      (1,218,496)




                 Transamerica Occidental Life Insurance Company

              Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
Financing and miscellaneous activities
Capital contribution                                 $              -       $   500,000  $             -
Net borrowed funds repaid                                           -          (141,300)         (72,700)
Net deposits on deposit-type contracts and other
   insurance liabilities                                    1,557,088         1,394,321          961,300
Dividends to stockholder                                     (300,000)                -         (250,000)
Funds held in reinsurance treaties with
   unauthorized companies                                     (54,950)         (600,310)         159,445
Funds held under coinsurance                                   (5,849)       (1,619,452)        (201,654)
Other cash provided (applied)                                (555,152)         (105,787)         103,579
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
Net cash provided by (used in) financing and
   miscellaneous activities                                   641,137          (572,528)         699,970
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Net increase (decrease) in cash and short-term
   investments                                                (22,849)         (174,059)         319,086

Cash and short-term investments:
   Beginning of year                                          378,693           552,752          233,666
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   End of year                                             $  355,844        $  378,693       $  552,752
                                                     ======================================================
See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                                December 31, 2004





                 Transamerica Occidental Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Service Company, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and the Company's products are distributed in 49 states and the District of Columbia.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities.

   Preferred Stock: The preferred stock of the Company, which is mandatorily redeemable, is classified by the Company as capital and surplus. The unconditional obligation requiring the Company to redeem the stock at a specified date would require that the Company classify the stock as a liability for GAAP purposes.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.


1. Organization and Summary of Significant Accounting Policies (continued)

The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed a designation of an NAIC 6, are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill.

At December 31, 2005, common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. At December 31, 2004, the Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity adjusted to a statutory basis plus the admitted portion of goodwill. All other noninsurance subsidiaries are accounted for based on GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.


1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other "admitted assets" are valued principally at cost.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in joint ventures or limited partnerships during the years ended December 31, 2005, 2004 or 2003.

Real estate for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004 the Company excluded investment income due and accrued of $71 and $141, respectively, with respect to such practices.



1. Organization and Summary of Significant Accounting Policies (continued)

Investments are reviewed on an ongoing basis for impairment. If this review indicates a decline in fair value that is other than temporary, the carrying amounts of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amounts are recognized as realized losses on investments.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Capped floating rate commercial mortgage loans and interest rate caps meet hedge accounting rules and are carried at amortized cost in the financial statements. Gains or (losses) upon an early termination would be reflected in the IMR similar to the hedged instrument.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.




1.  Organization and Summary of Significant Accounting Policies (continued)

The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through unassigned surplus.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gain or losses.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the balance of the derivatives as of the end of the reporting period. As of December 31, 2005 and 2004, derivatives in the amount of $17,011 and $34,995, respectively, were reflected in the other liabilities line within the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.







1.  Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principle (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

1.  Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2005, the Company received a "no objection" review from the Insurance Division, Department of Commerce, of the State of Iowa for correction of errors relating to the establishment of an immediate payment of claims liability and the impact of using the appropriate net premium in the valuation of certain traditional reserves.

The net impact to 2005 surplus was composed of the following items:

        Increase reserves on traditional life and universal life policies issued prior to January 1, 1995, to include a reserve for Immediate Payment of
        Claims (previously there was no IPC reserve on this block)
                                                                                               $ 50,380
        Decrease in surplus relating to the use of the appropriate net premium in
        calculating due and deferred premium                                                    (38,632)

                                                                                         ---------------
                                                                                         ---------------
        Net decrease credited directly to unassigned surplus                                   ($11,748)
                                                                                         ===============

The Company moved to a continuous reserve basis from a mean reserve basis during 2005 in calculating the reserve for term policies with yearly renewable term reinsurance issued July 1, 2000 and later, which resulted in the elimination of the deferred premium asset associated with this reserve. During the conversion, the Company discovered an error in the calculation of the associated due and deferred premium. The corrected deferred premium asset on this block of business was $26,076 as of December 31, 2004.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.





1.  Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004. Accordingly, the Company's change in aggregate reserves for life and accident and health reserves in the balance sheet does not agree to the increase in aggregate reserves for life and accident and health contracts in the statement of operations.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $34,812, $30,252, and $41,068 in 2005, 2004, and 2003, respectively. In addition, the Company received $25,228, $29,275, and $32,088 in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

1.  Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $2,691 and $1,891 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $433 and $0, for years ended December 31, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

2. Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.





2. Prescribed Statutory Accounting Practices (continued)

The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

                                                                         2005                      2004
                                                              ------------------------------------------------------

        Net income, State of Iowa basis                            $  (379,365)              $   530,848
        State prescribed practice for secondary guarantee
           reinsurance                                                              -                         -
                                                              ------------------------------------------------------
        Net income, NAIC SAP                                       $  (379,365)              $   530,848
                                                              ======================================================

        Statutory surplus, State of Iowa basis                       2,132,653               $2,742,061

        State prescribed practice for secondary guarantee
           reinsurance                                                  (324,210)                             -
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------
        Statutory surplus, NAIC SAP                                 $1,808,443               $2,742,061
                                                              ======================================================

3. Accounting Changes

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on unassigned surplus.

3. Accounting Changes (continued)

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities. According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance entities were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle, which increased unassigned surplus, by $44,010 in 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transactions impacted by SSAP No. 91 that the Company engaged in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the company reported a change of accounting principle, as an adjustment that increased unassigned surplus by $44,010 as of January 1, 2005.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the

4. Fair Values of Financial Instruments (continued)

   investments. The fair values for common stocks, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.




4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2005                              2004
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $17,972,061     $18,635,132      $17,232,774     $18,215,955
   Preferred stocks, other than                   75,944          87,413           80,978          92,061
     affiliates
   Common stocks, other than affiliates          241,483         241,483          226,390         226,390
   Mortgage loans on real estate               4,375,864       4,497,167        3,138,238       3,321,830
   Policy loans                                  386,595         386,595          387,376         387,376
   Floors, caps, options and swaptions                 -               -              474             327
    Interest rate and currency swaps             (17,011)         25,261          (35,469)        (66,746)
   Credit default swaps                                -         327,981                -         299,196
    Cash and short-term investments              355,844         355,844          378,693         378,693
   Separate account assets                     2,827,671       2,827,671        3,361,957       3,361,957

   Liabilities
   Investment contract liabilities            12,001,635      11,995,855       10,094,653      10,164,628
   Separate account annuity liabilities        2,600,050       2,619,044        3,154,448       3,174,168




5. Investments

Investments in common stocks of affiliated entities were as follows:

                                                                     December 31
                                                         2005                            2004
                                            ------------------------------- -------------------------------
                                                           Carrying Amount                 Carrying Amount
                   Affiliate                     Cost                            Cost
   ------------------------------------------------------------------------ -------------------------------
   ------------------------------------------------------------------------ -------------------------------

   Wholly owned subsidiaries:
      NEF Investment Company                  $    1,078   $             1   $     1,008   $
                                                                                                       -
      Transamerica Life Insurance Company
        (formerly Transamerica Life
        Insurance and Annuity Company)           678,418         907,495         678,418         877,758
      USA Administration Services Inc.            16,161               -          16,161               -
      Transamerica Life Ltd.                       1,000           1,001               -               -
      Transamerica China Investment
        Holdings LTD                               1,164             559           1,164             343
                                            -------------------------------
                                            ------------------------------- -------------------------------
                                                 697,821         909,056         696,751         878,101
   Minority-owned subsidiaries:
      Transamerica Financial Life
        Insurance Company (12.6% of issued
        and outstanding shares)                  141,438          93,915         141,438          79,878
      Real Estate Altern Port 3A Inc. (10%
        of issued and outstanding shares)            729             883             563             563
                                            ------------------------------- -------------------------------
                                                $839,988      $1,003,854        $838,752        $958,542
                                            =============================== ===============================

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $298 and $260 at December 31, 2005 and 2004, respectively, and GTFT preferred shares with a carrying value of $47,321 and $51,925 at December 31, 2005 and 2004, respectively.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 and $7,162 at December 31, 2005 and 2004, respectively. The cost of the preferred shares is $7,162.

At December 31, 2004, the Company owned all of the outstanding common shares of Transamerica Life Insurance and Annuity Company (TALIAC). During 2005, TALIAC was merged into Transamerica Life Insurance Company (TLIC). As a result of this merger, the Company received 100% of the common shares of TLIC.



5. Investments (continued)

The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty
Investment Properties LLC. At December 31, 2005 and 2004, the Company's carrying value for these two affiliated entities was $227,596 and $207,462, respectively.
The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

                                                                                    December 31
                                                                             2005                2004
                                                                      ----------------------------------------
   Debt securities                                                      $           -         $    9,181
   Real estate                                                                184,539            195,775
   Other assets                                                                49,533             50,595
                                                                      ----------------------------------------
                                                                      ----------------------------------------
   Total assets                                                              $234,072           $255,551
                                                                      ========================================

                                                                                    December 31
                                                                             2005                2004
                                                                      ----------------------------------------
   Current liabilities                                                     $    6,476          $  48,089
   Total member's interest                                                    227,596            207,462
                                                                      ----------------------------------------
   Total liabilities and member's interest                                   $234,072           $255,551
                                                                      ========================================


The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or More    Than 12         Fair
                                            Value                    M                 Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and
       agencies                          $  1,926,008    $   35,264       $17,768       $   5,582  $  1,937,922
     State, municipal and other
       government                             342,187        27,656         2,124           1,821       365,898
     Public utilities                       1,226,256        93,391         2,768           5,409     1,311,470
     Industrial and miscellaneous           9,972,637       647,454        22,693          80,222    10,517,176
     Mortgage and other asset- backed
       securities                           4,504,973        56,094        38,560          19,841     4,502,666
                                       ---------------------------------------------------------------------------
                                           17,972,061       859,859        83,913         112,875    18,635,132
   Unaffiliated preferred stocks               75,944        12,104           424             211        87,413
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                          $18,048,005      $871,963       $84,337        $113,086   $18,722,545
                                       ===========================================================================


5. Investments (continued)

                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or More    Than 12         Fair
                                            Value                    M                 Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and
       agencies                           $ 2,448,374   $    24,794      $  4,552       $   6,895  $  2,461,721
     State, municipal and other
       government                             316,239        31,897         2,014             420       345,702
     Public utilities                       1,211,210       116,235         1,163             896     1,325,386
     Industrial and miscellaneous           9,469,596       836,528        20,555          25,922    10,259,647
     Mortgage and other asset- backed
       securities                           3,787,355        91,695        44,470          11,081     3,823,499
                                       ---------------------------------------------------------------------------
                                           17,232,774     1,101,149        72,754          45,214    18,215,955
   Preferred stocks, other than                80,978        11,165             -              82        92,061
     affiliates
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                          $17,313,752    $1,112,314       $72,754         $45,296   $18,308,016
                                       ===========================================================================

The Company held bonds at December 31, 2005, with a carrying value of $13,472 and amortized cost of $21,557, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2005, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 257 securities with a carrying value of $1,882,988 and an unrealized loss of $84,337 with an average price of 95.5 (NAIC market value/amortized cost). Of this portfolio, 91% was investment grade with associated unrealized losses of $48,255.

At December 31, 2005, for securities in an unrealized loss position for less than twelve months, the Company held 805 securities with a carrying value of $5,741,539 and an unrealized loss of $113,086 with an average price of 98 (NAIC market value/amortized cost). Of this portfolio, 95% was investment grade with associated unrealized losses of $101,277.


5. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash from trends and underlying levels of collateral, for asset-backed securities only are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2005 and 2004 is as follows:


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and agencies         $   867,663   $   422,409     $1,290,072
     State, municipal and other government              40,088        86,571        126,659
     Public utilities                                   39,754       272,197        311,951
     Industrial and miscellaneous                      374,101     3,007,552      3,381,653
     Mortgage and other asset-backed securities        468,577     1,834,312      2,302,889
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     1,790,183     5,623,041      7,413,224
      Preferred stocks                                   8,468         5,412         13,880
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                   $ 1,798,651    $5,628,453     $7,427,104
                                                 ===========================================

5. Investments (continued)


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and agencies           $ 333,295    $1,297,791     $1,631,086
     State, municipal and other government              52,952         5,683         58,635
     Public utilities                                   29,604        50,369         79,973
     Industrial and miscellaneous                      319,228       965,443      1,284,671
     Mortgage and other asset-backed securities        236,949       969,539      1,206,488
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                       972,028     3,288,825      4,260,853
      Preferred stocks                                       -        13,283         13,283
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     $ 972,028    $3,302,108     $4,274,136
                                                 ===========================================


The carrying value and estimated fair value of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
                                                                                            Estimated
                                                                           Carrying            Fair
                                                                             Value            Value
                                                                       ------------------------------------

   Due in one year or less                                                 $    375,892    $     377,345
   Due after one year through five years                                      2,872,827        2,944,672
   Due after five years through ten years                                     3,792,435        3,853,352
   Due after ten years                                                        6,425,934        6,957,097
   Mortgage and other asset-backed securities                                 4,504,973        4,502,666
                                                                       ------------------------------------
                                                                            $17,972,061      $18,635,132
                                                                       ====================================




5. Investments (continued)

A detail of net investment income (loss) is presented below:

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Income on bonds and preferred stocks                    $1,049,783       $   961,272      $   932,510
   Dividends from common stocks                                 4,036           402,970            1,901
   Income on mortgage loans                                   253,439           180,974          149,835
   Rental income on real estate                                 2,519               285            9,829
   Interest on policy loans                                    26,548            24,477           25,944
   Cash and short-term investments                              8,006             2,882            3,164
   Derivatives                                                (38,548)          (56,869)         (44,268)
   Other invested assets                                       66,793            44,441           25,341
   Other                                                        7,492               969          (21,955)
                                                     ------------------------------------------------------
                                                            1,380,068         1,561,401        1,082,301
   Less investment expenses                                   (62,185)          (77,557)         (53,378)
                                                     ------------------------------------------------------
   Net investment income                                   $1,317,883        $1,483,844       $1,028,923
                                                     ======================================================

During 2003, the Company wrote-off accrued interest of $24,779 related to its investment in two Collateralized Bond Obligations (CBOs), which is included in other investment income in the table above. These CBOs accrue interest at a rate consistent with the expectation of payments outlined in the CBO covenants. The
Company periodically assesses the ultimate expected recovery of this interest accrual and makes adjustments as necessary.

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------

   Proceeds                                                $6,826,389        $5,656,334       $9,706,218
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                  $     93,427      $     93,563      $   311,806
   Gross realized losses                                      (47,633)          (67,256)        (160,396)
                                                     ------------------------------------------------------
   Net realized capital gains                            $     45,794      $     26,307      $   151,410
                                                     ======================================================





5. Investments (continued)

Gross realized losses in 2005, 2004, and 2003 include $8,724, $25,105, and $79,652, respectively, which relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2005, investments with an aggregate carrying value of $6,098 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:
                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  45,794         $  26,307        $ 151,410
   Preferred stocks                                             732             2,060             (415)
   Common stocks                                             15,410            18,535            6,611
   Derivatives                                               (2,370)           10,732          (23,194)
   Other invested assets                                      32,705            34,649            7,562
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                             92,271            92,283          141,974

   Federal income tax effect                                (28,274)          (33,852)         (58,853)
   Transfer to interest maintenance reserve                 (27,526)          (25,190)        (121,580)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains (losses) on                 $  36,471         $  33,241        $ (38,459)
     investments
                                                     ======================================================





5. Investments (continued)

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------

   Bonds                                               $    (20,416)     $     11,709     $     53,592
   Preferred stocks                                              39              (113)             141
   Common stocks                                             38,992          (258,150)         (36,373)
   Mortgage loans on real estate                                  -                 -           (2,184)
   Derivatives                                               27,458           (10,040)         (17,853)
   Other invested assets                                     (9,449)          (17,201)          11,044
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains/losses                $36,624         $(273,795)      $    8,367
                                                     ======================================================


Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2005              2004
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $30,914          $34,299
   Unrealized losses                                                           (2,272)            (574)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $28,642          $33,725
                                                                       ====================================

During 2005, the Company issued mortgage loans with interest rates ranging from 3.74% to 7.41%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 100%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2005 and 2004, the carry value of impaired loans with a related allowance for credit losses were $0 and $26,176, respectively, with associated allowances of $0 and $9,120, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2005 or 2004. The average recorded investment in impaired loans during 2005 and 2004 was $6,544 and $25,726, respectively.






5. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $494, $2,003, and $2,038 for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income of $495, $2,003, and $2,038 was recognized on a cash basis for years ended December 31, 2005, 2004, and 2003, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                         Year Ended December 31
                                                                    2005          2004           2003
                                                               --------------------------------------------
                                                               --------------------------------------------

   Balance at beginning of period                                   $  9,120      $  7,500    $         -
   Additions, net charged to operations                                    -         1,620          7,500
   Reduction due to write-downs charged against the allowance
                                                                      (7,566)            -              -
   Recoveries in amounts previously charged off
                                                                      (1,554)            -              -
                                                               --------------------------------------------
                                                               --------------------------------------------
   Balance at end of period                                        $       -      $  9,120       $  7,500
                                                               ============================================

During 2005, one loan with a book value of $26,176 was transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 2004. At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $80,065 and $50,546, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


5. Investments (continued)

                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2005     2004                                       2005      2004
                                  --------------------                                 --------------------

   South Atlantic                    29%       29%     Office                             28%      30%
   Pacific                           22        21      Apartment                          25       22
   Mountain                          12        12      Retail                             21       22
   Middle Atlantic                   11        13      Industrial                         16       17
   E. North Central                  10         9      Other                              10        9
   W. North Central                   7         7
   W. South Central                   3         4
   New England                        3         3
   E. South Central                   3         2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate.






5. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $125, $540, and $1,005, for the years ended December 31, 2005, 2004, and 2003, respectively.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At 5. Investments (continued)

December 31, 2005 and 2004, the Company had replicated assets with a fair value of $334,845 and $309,402 and credit default swaps with a fair value of $2,330 and $3,134, respectively. During the years ended December 31, 2005, 2004 and 2003, the Company has not recognized any capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 future contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized income (expense) from options contracts in the amount of $0, $(8,605), and $1,452, for the years ended December 31, 2005, 2004, and 2003, respectively.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $69,994.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2005, the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $44,733.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 17 1/2 years. At December 31, 2005 and 2004, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

5. Investments (continued)

At December 31, 2005 and 2004, the Company has recorded $14,008 and $(148), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company has pledged securities as collateral for derivative transactions in the amount of $20,155 and $24,195 as of December 31, 2005 and 2004, respectively.

At December 31, 2005 and 2004, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2005              2004
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                                $   309,563      $   139,904
     Receive fixed-pay float                                                  4,210,583        3,255,954
     Receive float-pay fixed                                                  4,239,882        2,425,654

   Call options                                                                       -            7,370
   Caps                                                                          32,697           75,834





5. Investments (continued)

Open futures contracts at December 31, 2005 and 2004, were as follows:

                                                                         Opening Market      Year-End
       Number of                                                             Value            Market
       Contracts                       Contract Type                                           Value
   --------------------------------------------------------------------------------------------------------

   December 31, 2005
                                          S&P 500
          34                        March 2006 Futures                        $10,853          $10,666

   December 31, 2004
                                          S&P 500
          24                        March 2005 Futures                        $ 7,227          $ 7,282

6. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


6. Reinsurance (continued)

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2005:
       Premium revenue      $ 2,566,208  $1,047,890    $  812,737  $    5,924     $1,329,601 $ 2,041,106
                          =================================================================================
                          =================================================================================

   At December 31, 2005:
     Reserves for future
       policy benefits      $17,166,531  $5,761,998    $2,514,348  $    5,445     $3,653,590   $12,549,220
     Policy and contract
       claims payable           247,906      94,388       187,255      10,863        333,568       310,694
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $17,414,437  $5,856,386    $2,701,603   $  16,308     $3,987,158   $12,859,914
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2004:
       Premium revenue      $ 2,582,514  $1,185,880    $1,044,385  $    4,922     $1,051,696   $ 1,408,867
                          =================================================================================
                          =================================================================================

   At December 31, 2004:
     Reserves for future
       policy benefits      $15,750,963  $4,717,751    $2,335,363  $    8,715     $3,109,176   $11,815,740
     Policy and contract
       claims payable           310,564      53,971       274,746       3,426        366,845       352,118
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $16,061,527  $4,771,722    $2,610,109   $  12,141     $3,476,021   $12,167,858
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2003:
       Premium revenue      $ 2,180,450  $  463,064   $   768,913  $    5,528    $   735,257   $ 1,689,258
                          =================================================================================
                          =================================================================================

   At December 31, 2003:
     Reserves for future
       policy benefits      $14,602,971  $3,356,792    $4,250,298    $874,226     $2,373,334   $10,243,441
     Policy and contract
       claims payable           332,966      36,874       352,489       1,796        318,338       263,737
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,935,937  $3,393,666    $4,602,787    $876,022     $2,691,672   $10,507,178
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of as a result of this transaction, which has an unamortized balance of $14,281 at December 31, 2005. The accretion of the deferred liability for 2005, 2004 and 2003 was $1,433, $1,433, and $1,433,
respectively.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2005, 2004, and 2003, into earnings with a corresponding charge to unassigned surplus. At December 31, 2005, the Company holds collateral from this affiliate in the form of letters of credit of $598,493, covering this reinsurance agreement and others.

Effective December 31, 2004, the Company executed a novation agreement related to four reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of this novation, $99,700 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. Both transactions occurred with no gain or loss in the statements of operations or in capital and surplus.

During 2005, the Company executed novation agreements associated with 13 reinsurance treaties originally assumed by Transamerica International Re (Bermuda) Ltd (an affiliate). As a result of the novations, $174,925 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Effective December 31, 2005, the Company recaptured the risks related to the universal life business that was ceded to Transamerica International Reinsurance Ireland (an affiliate). The consideration that was given in the transaction was $288,500 and the reserves recaptured were $566,600. This resulted in a pretax loss on the statutory income statement of $278,100. In addition, the Company recaptured the risks related to the term business that was ceded to Transamerica International Reinsurance (Bermuda) Ltd. The consideration received in the transaction was $125,400, the commission expense allowance paid was $84,000 and the reserves recaptured were $508,200. This resulted in a pretax loss on the statutory basis statement of operations of $466,800. The Company subsequently entered into a reinsurance agreement with Stonebridge Reinsurance Company (an affiliate) to cede the term business and the secondary guarantee related to the universal life. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a gain on the statutory basis statement of operations of $795,900 pretax ($517,400 after tax) that will be reclassed to equity in accordance with SSAP 61 and the related Appendix, A791.

Prior to 2004, the Company assumed certain structured settlement business from Transamerica Life Insurance and Annuity Company (TALIAC) and Monumental Life Insurance Company (Monumental), both affiliated entities, in the form of funds withheld treaties. This business, along with other direct business of the Company, was then ceded to non-affiliates in the form of a funds withheld treaty. At December 31, 2003, the Company reported a funds withheld by affiliates under reinsurance treaties asset of $849,774 and a liability for funds held under coinsurance and other reinsurance treaties of $2,507,726 with respect to these treaties. During 2004, TALIAC and Monumental recaptured their treaties and the Company recaptured its treaty with the non-affiliated companies. As a result of these recaptures, the Company recorded consideration on reinsurance recaptured of $1,497,553 and a reinsurance reserve recapture of $1,488,718. The difference of $8,835 has been reported as a gain on the transaction by the Company in the statement of operations.

The financial reinsurance treaty dated July 1, 2004 with Manulife Reinsurance Limited was terminated effective October 1, 2005. The transaction resulted in a decrease in ceded reserves of $138,331. The unamortized deferred gain of $11,484 was charged off to surplus. The transaction was settled on a funds withheld basis resulting in a $126,847 decrease in the funds withheld liability. This transaction resulted in no gain or loss in the statement of operations.

The Company reports a reinsurance deposit receivable of $105,814 as of December 31, 2005. In 1996, the Company entered into a reinsurance agreement with Berkshire Hathaway where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception. In prior years, the net consideration was recorded as a contra-liability (reduction in reserves).
7. Income Taxes

The main components of deferred income tax amounts are as follows:

                                                                            December 31
                                                                       2005             2004
                                                                ------------------------------------
                                                                -------------------
   Deferred income tax assets:
     Nonadmitted assets                                            $    26,442       $    34,727
     Provision for contingent experience rated refund                    9,059             9,930
     Tax basis deferred acquisitions costs                             209,560           187,843
     Reserves                                                          275,977           247,563
     Unrealized capital losses                                          33,416            35,342
     ss.807(f) assets                                                      4,124             5,623
     Deferred intercompany losses                                       16,822            10,739
     Other                                                              33,368            33,343
                                                                ------------------------------------
                                                                ------------------------------------
   Deferred income tax assets                                         $608,768          $565,110
                                                                ====================================
                                                                ====================================

   Deferred income tax assets nonadmitted                             $260,236          $320,064
                                                                ====================================
                                                                ====================================

   Deferred income tax liabilities:
     Partnerships                                                     $123,599           $18,884
     Agent deferred compensation                                         1,760            25,212
     Real estate                                                        33,419            32,247
     ss.807(f) liabilities                                                14,204            16,579
     Separate account seed money                                        15,930             2,853
     Unrealized capital gains (losses)                                  44,420            47,960
     Deferred intercompany gains                                        12,580             2,814
     Other                                                               3,560             3,912
                                                                ------------------------------------
                                                                ------------------------------------
   Total deferred income tax liabilities                           $   249,472       $   150,461
                                                                ====================================


The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                                           Year Ended December 31
                                                                       2005           2004          2003
                                                                 --------------------------------------------
                                                                 --------------------------------------------

   Change in net deferred income tax asset                              $(55,353)        $65,212       $(69,945)
                                                                 ============================================
   Change in deferred income tax assets - nonadmitted                    (59,828)         80,829        (46,099)
                                                                 ============================================


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
(losses) on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $(86,493)         $160,293          $79,764
     federal statutory rate (35%)
       Agent deferred compensation                             236            (1,729)             735
       Corporate provision                                     332            (2,860)           1,800
       Deferred acquisition costs - tax basis               26,033             8,566           10,924
       Dividends received deduction                         (2,415)         (151,039)          (7,884)
       IMR amortization                                     (7,709)           (6,985)          (5,184)
       Investment income items                             (38,713)          (24,774)         (18,790)
       Prior year under (over) accrual                      94,218           (38,321)         (11,150)
       Earnings from affiliated LLC                          3,520             2,446            5,663
       Reinsurance adjustments                             175,642            (8,112)         (10,568)
       Tax credits                                         (20,784)          (10,150)         (30,903)
       Tax reserve valuation                                26,710            30,986             (694)
       Other                                                (1,863)            2,052            4,617
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $168,714          $(39,627)         $18,330
                                                     ======================================================








7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $159,090, $124,669, and $128,053, respectively.

An examination of the Company's federal income tax returns by the Internal Revenue Service is underway for the calendar years 2002, 2003, and 2004.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made in 2005. Due to US tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

8. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds
(including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                     December 31
                                                         2005                            2004
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  3,689,926        19%         $  3,875,225        21%
       At book value less surrender charge         439,802         2               325,299         2
       At fair value                             2,175,242        11             2,317,949        12
   Subject to discretionary withdrawal
     without adjustment                            911,474         5               786,871         4
   Not subject to discretionary withdrawal
     provision                                  12,534,007        63            11,317,884        61
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit           19,750,451       100%           18,623,228       100%
     liabilities
                                                           ================                ================
   Less reinsurance ceded                       (2,810,837)                     (2,949,206)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit            $16,939,614                     $15,674,022
     liabilities
                                            ================                ================

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.


Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                   Guaranteed
                            Guaranteed More Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other    $    1,022       $201,736    $   84,839    $     34,813   $   322,410
     considerations for the year
     ended December 31, 2005
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2005              $  76,476       $542,004      $169,358      $1,942,392    $2,730,230
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2005:
       At market value            $           - $           - $           -     $1,904,124    $1,904,124
       Not subject to
         discretionary withdrawal      76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                    $  76,476       $542,004      $169,358      $1,942,392    $2,730,230
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2005:
     Subject to discretionary
       withdrawal:
       With market value                                     -                             -$
       adjustment                 $          -  $             $            -$                          -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       1,904,124     1,904,124
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                               -               -             -      1,904,124     1,904,124
     Not subject to
       discretionary withdrawal        76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total separate account           $76,476       $542,004      $169,358      $1,942,392    $2,730,230
       liabilities at December
       31, 2005
                                  =========================================================================








8. Policy and Contract Attributes (continued)

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                   Guaranteed
                            Guaranteed More Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other      $109,124       $771,060    $   18,626    $     30,216   $   929,026
     considerations for the year
     ended December 31, 2004
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2004               $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2004:
       At market value                               $
                                  $           -        -      $           -     $2,055,533    $2,055,533
       Not subject to
         discretionary withdrawal     106,785        865,612       191,413          37,290     1,201,100
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                     $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2004:
     Subject to discretionary
       withdrawal:
       With market value                                    -                              -$
       adjustment                 $           - $             $          -  $                          -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       2,055,533     2,055,533
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                                -             -             -       2,055,533     2,055,533
     Not subject to
       discretionary withdrawal       106,785        865,612       191,413          37,290     1,201,100
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total    separate     account   $106,785       $865,612      $191,413      $2,092,823    $3,256,633
       liabilities   at   December
       31, 2004
                                  =========================================================================




A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                     $   34,812        $   30,252       $   41,068
       Transfers from separate accounts                      290,561           230,963          222,126
                                                     ------------------------------------------------------
   Net transfers to separate accounts                       (255,749)         (200,711)        (181,058)
   Other reconciling adjustments                                (525)             (350)            (234)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $(256,274)        $(201,061)       $(181,292)
     of operations
                                                     ======================================================

Reserves on certain of the Company's traditional life insurance products are computed using mean reserving methodologies. The Company moved to a continuous reserve methodology from a mean reserve method on certain products. See Note 3. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2005
   Life and annuity:
     Ordinary first-year business                         $  77,850         $  1,921         $   75,929
     Ordinary renewal business                              414,603           12,497            402,106
     Group life direct business                               2,798                -              2,798
     Reinsurance ceded                                     (144,277)               -           (144,277)
                                                     ------------------------------------------------------
                                                            350,974           14,418            336,556
   Accident and health                                         (700)               -               (700)
                                                     ------------------------------------------------------
                                                           $350,274          $14,418           $335,856
                                                     ======================================================

8. Policy and Contract Attributes (continued)

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   December 31, 2004
   Life and annuity:
     Ordinary first-year business                          $123,110          $16,878           $106,232
     Ordinary renewal business                              346,179           13,818            332,361
     Group life direct business                               5,397                -              5,397
     Reinsurance ceded                                     (171,844)               -           (171,844)
                                                     ------------------------------------------------------
                                                            302,842           30,696            272,146
   Accident and health                                          496                -                496
                                                     ------------------------------------------------------
                                                           $303,338          $30,696           $272,642
                                                     ======================================================

At December 31, 2005 and 2004, the Company had insurance in force aggregating
$226,759,726 and $140,077,749, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $576,146 and $337,288 to cover these deficiencies at December 31, 2005 and 2004, respectively.

At December 31, 2005 and 2004, the Company had variable annuities with minimum guaranteed income benefits as follows:

          Benefit and Type of Risk                             Subjected    Amount of Reserve    Reinsurance
                                                                                               Reserve Credit
   Year                                                      Account Value         Held
   -------------------------------------------------------------------------------------------------------------
   2005   Minimum Guaranteed Income Benefit                     $1,369,031         $317,542         $207,747
   2004   Minimum Guaranteed Income Benefit                      1,748,090          417,419          268,551

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.


8. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had variable annuities with minimum guaranteed death benefits as follows:

                                                                                                 Reinsurance
                                                               Subjected     mount of Reserve  Reserve Credit
   Year   Benefit and Type of Risk                           Account Value  A      Held
   -------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------
   2005   Minimum Guaranteed Death Benefit                     $11,862,061         $597,236         $353,062
   2004   Minimum Guaranteed Death Benefit                      12,598,001          722,930          423,779

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $715,012 and $651,249 for these agreements as of December 31, 2005 and 2004, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $752,677 and $675,887 as of December 31, 2005 and 2004, respectively. These securities have maturity dates that range from 2010 to 2025 and have a weighted average interest rate of 4.42%.

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair market value of the collateral is at any time less than 100% of the fair market value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction must then be at least equal to 102/105 percent of the fair value of the loaned securities. Except for the notional amount of $64,380, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and have minimum limitations related to credit worthiness, duration and borrower levels.

The Company participates in securities lending programs pursuant to which it has loaned securities with a value of $969,868 and $1,116,312 at December 31, 2005 and 2004, respectively. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $67,555 and $63,497 at December 31, 2005 and 2004, respectively.

10.  Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $210,507.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

11.  Capital Structure

During 2003, the Company redeemed 1,103,466 shares of common stock. This stock had a par value of $12.50 per share and the redemption proceeds were $825,000. The Company also issued 1,103,466 shares of preferred stock with a par value of $12.50 per share to an affiliate in the United Kingdom in exchange for $825,000. The holder of the preferred shares shall be entitled to receive dividends equal to a fixed rate of 6.33 percent of the issue price, compounded annually. The preferred stock is mandatorily redeemable by the Company on February 3, 2033. The redemption price of the preferred stock is equal to $747.64 per share plus accrued and unpaid dividends. At December 31, 2004, there was $1,160 of undeclared and unpaid cumulative dividends relating to the preferred shares. The Company's total statutory capital was unchanged as a result of this recapitalization, and the Company continues to be 100 percent indirectly owned by AEGON N.V.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2005, 2004 and 2003, the Company sold $9,029, $4,271, and $4,104, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. The Company had no outstanding dollar reverse repurchase agreements at December 31, 2005 or 2004.

13. Pension Plan and Other Postretirement Benefits

The Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,616, $3,240, and $2,800 for the years ended December 31, 2005, 2004 and 2003, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $349, $375, and $275 for the years ended December 31, 2005, 2004 and 2003, respectively.

14. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a cost sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.

The Company received capital contributions of $500,000 from its parent in 2004 in the form of cash.

On December 8, 2005, the Company paid a $193,048 dividend to its stockholder, Transamerica Service Company, and a $106,952 dividend to its preferred shareholder, Scottish Equitable Finance Limited. The Company paid dividends of $250,000 in 2003.

During 2004, the Company received a dividend of $400,000 from TALIAC.








14. Related Party Transactions (continued)

During 2002, the Company received $200,000 from Transamerica Corporation in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2005 is as follows:


                                         Original      Balance      Interest   Total
                             Interest     Amount    Out-standing  Paid Current Interest     Accrued
           Date Issued         Rate      of Notes  at End of Year     Year        Paid     Interest
      -------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------

      September 30, 2002       6.0%       $200,000     $200,000     $12,000      $36,000    $3,000

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2005 and 2004, the Company has receivables from affiliates of $78,020 and $66,951, respectively. As of December 31, 2005, the Company has four short-term notes receivable from AEGON USA, Inc. in the amounts of $37,000, $2,100, $9,000, and $201,900 due on or before December 14, December 27, December 27, and December 28, 2006, respectively. At December 31, 2004, the Company had short-term notes receivable from affiliates of $79,800. During 2005, 2004, and 2003 the Company received (paid) net interest of $2,033, $(1,355), and $212, respectively, to affiliates.

15. Commitments and Contingencies

The Company has contingent commitments for $525,696 and $278,677 as of December 31, 2005 and 2004, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies.

At December 31, 2005 and 2004, the Company has mortgage loan commitments of $184,517 and $232,086, respectively.

At December 31, 2005 and 2004, the Company has private placement commitments outstanding of $50,000 and $22,000, respectively.

The net amount of securities being acquired on a "to be announced" (TBA) basis was $1,009 and $68,116 as of December 31, 2005 and 2004, respectively.



15. Commitments and Contingencies (continued)

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2005, the Company has pledged invested assets with a carrying value and fair value of $2,150,965 and $2,187,187, respectively, in conjunction with these transactions.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $12,235 as of December 31, 2005. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the Company believes the chance of having to make material payments under the guarantee is remote.

The Company has provided contingent deferred capital contribution guarantees to a tax credit syndication firm involving the guaranteed sale of low income housing tax credit partnerships. The guarantees are effective only if the third party investors default on its deferred capital contribution obligations. As of December 31, 2005, the Company's exposures under the guarantees were $10,325. Due to the financial strength and credit ratings of the third party investors, the Company believes the chance of having to make material payments under the guarantees is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2005, the notional amount of these guarantees is $40,497. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.

At December 31, 2005, the Company had entered into multiple agreements with notional amounts of $1,039,019 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.



15. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,158 and $6,464 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $(11,023), $560, and $201, for the years ended December 31, 2005, 2004, and 2003, respectively.

In the normal course of business, the Company has obtained letters of credit of $763,221 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies' state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries, and others, and a number of lawsuits were pending at December 31, 2005. In the opinion of the Company, the ultimate liability, if any, would not have a material adverse financial effect upon the Company.










16. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2005, the future minimum aggregate rental commitments are as follows:

        Year ending December 31:
          2006                           $11,689
          2007                            11,665
          2008                             7,940
          2009                             3,781
          2010                             2,500
          Thereafter                       2,862


17. Reconciliation of Capital and Surplus

The following table reconciles capital and surplus as reported in the Annual
Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                             December 31, 2005
                                                                           -----------------------
                                                                           -----------------------
                                                                             Total Capital and
                                                                                  Surplus
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported in the Annual Statement                                           $ 2,132,653
   Adjustment for affiliated common stock valuation                                       478,102
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported herein                                                            $ 2,610,755
                                                                           =======================

There were no reconciling items at December 31, 2004 for the year then ended.

                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2005

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                    $  1,935,013        $ 1,947,132        $  1,935,013
   States, municipalities and political
     subdivisions                                        292,274            307,354             292,274
   Foreign governments                                   176,956            191,094             176,956
   Public utilities                                    1,226,256          1,311,470           1,226,256
   All other corporate bonds                          14,341,562         14,878,082          14,341,562
Preferred stocks                                          75,944             87,413              75,944
                                               ------------------------------------------------------------
Total fixed maturities                                18,048,005         18,722,545          18,048,005

Equity securities
Common stocks:
   Banks, trust and insurance                             81,200             81,200              81,200
   Industrial, miscellaneous and all other               131,641            160,283             160,283
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  212,841            241,483             241,483

Mortgage loans on real estate                          4,375,864                              4,375,864
Real estate                                               14,541                                 14,541
Policy loans                                             386,595                                386,595
Other long-term investments                              846,040                                846,040
Cash and short-term investments                          355,844                                355,844
                                               --------------------                   ---------------------
Total investments                                    $24,239,730                            $24,268,372
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

              Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2005

Schedule III
                                                                                                          Benefits,
                                                                                                           Claims
                                Future Policy                 Policy and                       Net        Losses and       Other
                                Benefits and     Unearned      Contract       Premium      Investment     Settlement     Operating
                                  Expenses       Premiums    Liabilities      Revenue        Income*       Expenses      Expenses*
                               -----------------------------------------------------------------------------------------------------
Year ended December 31, 2005
Individual life                $  7,418,637   $         -        $218,906     $1,456,551 $   483,189        $1,710,877     $934,163
Individual health                    124,003       32,135           9,519         47,826         9,419          45,465       35,735
Group life and health                 31,642          835          83,040         21,577         6,999          32,978        6,889
Annuity                            4,941,968            -            (771)       515,152       818,276       1,477,790     (277,973)
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $12,516,250      $32,970        $310,694     $2,041,106    $1,317,883      $3,267,110     $698,814
                               =====================================================================================================
                               =====================================================================================================

Year ended December 31, 2004
Individual life                 $  6,690,478   $        -        $247,288    $   704,900   $   595,366      $1,082,995   $   640,074
Individual health                     96,031       32,567           5,268         46,951         9,819          41,156        32,043
Group life and health                 22,386          882          83,773         24,858         8,400          22,637        19,832
Annuity                            4,973,396            -          15,789        632,158       870,259       1,416,355     1,239,561
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $11,782,291      $33,449        $352,118     $1,408,867    $1,483,844      $2,563,143    $1,931,510
                               =====================================================================================================
                               =====================================================================================================

Year ended December 31, 2003
Individual life                 $  6,461,721   $        -        $191,245     $1,291,087   $   451,703      $1,378,627   $  645,293
Individual health                     67,735       31,401           3,824         37,689         6,206          34,608       34,240
Group life and health                 17,374          815          77,362         14,342         6,209          22,552       11,377
Annuity                            3,664,395            -          (8,694)       346,140       564,805       1,060,245     (157,325)
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $10,211,225      $32,216        $263,737     $1,689,258    $1,028,923      $2,496,032   $   533,585
                               =====================================================================================================

*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

              Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2005

Schedule III



                                Premiums
                                 Written
                               --------------
Year ended December 31, 2005

Individual life
Individual health               $110,930
Group life and health             36,808
Annuity






Year ended December 31, 2004
Individual life
Individual health               $119,713
Group life and health             37,847
Annuity






Year ended December 31, 2003
Individual life
Individual health               $106,093
Group life and health             36,685
Annuity





*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2005

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2005
Life insurance in force                $378,985,142   $529,840,825    $384,372,793    $233,517,110        165%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    2,222,423  $   1,633,313  $      867,441  $    1,456,551         61%
   Individual health                        110,930        108,162          45,058          47,826         94%
   Group life and health                     36,808         19,581           4,350          21,577         20%
   Annuity                                  196,047         99,571         418,676         515,152         81%
                                    --------------------------------------------------------------------------------
                                      $   2,566,208  $   1,860,627   $   1,335,525   $   2,041,106         66%
                                    ================================================================================

Year ended December 31, 2004
Life insurance in force                $363,948,930   $470,453,028    $292,666,513    $186,162,415        157%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    2,001,631 $    1,935,924 $       639,193 $       704,900         91%
   Individual health                        119,713         92,849          20,087          46,951         43%
   Group life and health                     37,847         26,445          13,456          24,858         54%
   Annuity                                  423,323        175,047         383,882         632,158         61%
                                    --------------------------------------------------------------------------------
                                     $    2,582,514 $    2,230,265  $    1,056,618  $    1,408,867         75%
                                    ================================================================================

Year ended December 31, 2003
Life insurance in force                $338,849,328   $388,033,195    $219,983,424    $170,799,557        129%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    1,832,689 $    1,087,042 $       545,440  $    1,291,087         42%
   Individual health                        106,093         77,611           9,207          37,689         24%
   Group life and health                     36,685         34,191          11,848          14,342         83%
   Annuity                                  204,983         33,133         174,290         346,140         50%
                                    --------------------------------------------------------------------------------
                                     $    2,180,450 $    1,231,977  $      740,785  $    1,689,258         44%
                                    ================================================================================



 FINANCIAL STATEMENTS

 Transamerica Occidental Life Insurance Company Separate Account VUL-5 Year Ended December 31, 2005

                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2005




                                    Contents

Report of Independent Registered Public Accounting Firm.......................................................1

Financial Statements

Statements of Assets and Liabilities..........................................................................3
Statements of Operations.....................................................................................15
Statements of Changes in Net Assets - Year ended December 31, 2005...........................................27
Statements of Changes in Net Assets - Year ended December 31, 2004...........................................39
Notes to Financial Statements................................................................................47

             Report of Independent Registered Public Accounting Firm


Contract Owners of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (the Separate Account) (comprised of the AEGON/TA Asset Allocation - Conservative, AEGON/TA Asset Allocation - Growth, AEGON/TA Asset Allocation - Moderate Growth, AEGON/TA Asset Allocation - Moderate, AEGON/TA Capital Guardian Global, AEGON/TA Capital Guardian Value, AEGON/TA Clarion Global Real Estate Securities, AEGON/TA Federated Growth & Income, AEGON/TA Great Companies Technology, AEGON/TA JP Morgan Mid Cap Value, AEGON/TA Marsico Growth, AEGON/TA Mercury Large Cap Value, AEGON/TA PIMCO Total Return, AEGON/TA Templeton Global, AEGON/TA Third Avenue Value, AEGON/TA Transamerica Convertible Securities, AEGON/TA Transamerica Equity, AEGON/TA Transamerica Growth Opportunities, AEGON/TA Transamerica Money Market, AEGON/TA Transamerica U.S. Government Securities, AEGON/TA Van Kampen Mid-Cap Growth, Alger American Income & Growth, AllianceBernstein VP Growth & Income, AllianceBernstein VP Large Cap Growth, Dreyfus Appreciation, Dreyfus Developing Leaders, Dreyfus MidCap Stock, Dreyfus Socially Responsible Growth, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Index 500, Franklin Small Cap Value, Franklin Small-Mid Cap Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, PIMCO VIT Real Return, PIMCO VIT StocksPLUS Growth & Income, Premier VIT OpCap Managed, Premier VIT OpCap Small Cap, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Fixed Income, Van Kampen UIF High Yield and Van Kampen UIF International Magnum sub-accounts) as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL-5 of Transamerica Occidental Life Insurance Company at December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       Ernst & Young
March 24, 2006



                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Assets and Liabilities

                                December 31, 2005


                                                                              Sub-accounts
                                                -------------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA           AEGON/TA          AEGON/TA
                                                      Asset                                                  Asset
                                                   Allocation-    Asset Allocation-  Asset Allocation-    Allocation-
                                                  Conservative         Growth         Moderate Growth      Moderate
                                                -------------------------------------------------------------------------

Assets
Investments, at fair value                        $      99,709    $       1,127,621  $       70,464     $       35,216
Dividends receivable                                          -                    -               -                  -
                                                -------------------------------------------------------------------------
Net assets                                        $      99,709    $       1,127,621  $       70,464     $       35,216
                                                =========================================================================

Accumulation unit value                           $       10.77    $           11.70  $       11.43      $        11.10
                                                =========================================================================

Accumulation units outstanding                         9,261.93            96,394.41       6,166.59            3,172.01
                                                =========================================================================

Investment sub-account information

Number of mutual fund shares                           8,723.48            87,820.95       5,505.04            2,877.14

Net asset value per share                         $       11.43    $           12.84  $       12.80      $        12.24

Investments, at cost                              $     106,174    $       1,074,834  $       67,758     $       33,957




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                 apital Guardian      Capital       Clarion Gbl Real Federated Growth
                                                C    Global        Guardian Value  Estate Securities     & Income
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $     604,066    $      539,740    $        10,877   $      910,672
Dividends receivable                                          -                 -                  -                -
                                                -----------------------------------------------------------------------
Net assets                                        $     604,066    $      539,740    $        10,877   $      910,672
                                                =======================================================================

Accumulation unit value                           $       13.70    $       13.34     $        11.71    $        13.57
                                                =======================================================================

Accumulation units outstanding                        44,086.77        40,473.93             929.22         67,120.40
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                          44,124.59        26,239.17             550.19         55,125.42

Net asset value per share                         $       13.69    $       20.57     $        19.77    $        16.52

Investments, at cost                              $     514,084    $      461,924    $        10,684   $      924,199




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                 Great Companies JP Morgan Mid Cap                     Mercury Large
                                                   Technology          Value         Marsico Growth      Cap Value
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $       5,442    $       31,983    $       18,916    $       23,465
Dividends receivable                                          -                 -                 -                 -
                                                -----------------------------------------------------------------------
Net assets                                        $       5,442    $       31,983    $       18,916    $       23,465
                                                =======================================================================

Accumulation unit value                           $       11.69    $       11.09     $       11.39     $       11.66
                                                =======================================================================

Accumulation units outstanding                           465.63         2,884.95          1,660.82          2,012.97
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                           1,248.17         2,012.75          1,829.38          1,253.46

Net asset value per share                         $        4.36    $       15.89     $       10.34     $       18.72

Investments, at cost                              $       5,008    $       31,287    $       18,474    $       22,989




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                                                    hird Avenue Value  Transamerica
                                                   PIMCO Total                                          Convertible
                                                     Return       Templeton Global T                    Securities
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $     254,088    $      16,817     $      45,698     $           -
Dividends receivable                                          -                -                 -                 -
                                                -----------------------------------------------------------------------
Net assets                                        $     254,088    $      16,817     $      45,698     $           -
                                                =======================================================================

Accumulation unit value                           $       10.87    $       11.16     $       12.13     $        11.31
                                                =======================================================================

Accumulation units outstanding                        23,380.67         1,507.41          3,766.42                  -
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                          23,289.49           894.06          1,886.77                  -

Net asset value per share                         $       10.91    $       18.81     $       24.22     $           11.20

Investments, at cost                              $     257,015    $      16,185     $      44,077     $           -




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                            Sub-accounts
                                              -------------------------------------------------------------------------
                                                   AEGON/TA          AEGON/TA          AEGON/TA          AEGON/TA
                                                                   Transamerica                      ransamerica U.S.
                                                 Transamerica         Growth         Transamerica   T   Government
                                                    Equity        Opportunities      Money Market       Securities
                                              -------------------------------------------------------------------------

Assets
Investments, at fair value                      $   4,231,584     $       3,725     $   3,483,277     $        2,269
Dividends receivable                                        -                 -               365                  -
                                              -------------------------------------------------------------------------
Net assets                                      $   4,231,584     $       3,725     $   3,483,642     $        2,269
                                              =========================================================================

Accumulation unit value                         $       11.98     $       12.73     $        1.07     $        10.13
                                              =========================================================================

Accumulation units outstanding                     353,357.30            292.52      3,261,623.47             224.05
                                              =========================================================================

Investment sub-account information

Number of mutual fund shares                       177,276.27            237.39      3,483,276.87             190.04

Net asset value per share                       $       23.87     $       15.69     $        1.00     $        11.94

Investments, at cost                            $   2,967,950     $       3,738     $   3,483,277     $        2,365




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                          Sub-accounts
                                         --------------------------------------------------------------------------------
                                               AEGON/TA             Alger       AllianceBernstein    AllianceBernstein
                                                                  American
                                          Van Kampen Mid-Cap      Income &          VP Growth               VP
                                                Growth             Growth            & Income        Large Cap Growth
                                         --------------------------------------------------------------------------------

Assets
Investments, at fair value                 $     579,492        $     968,807    $       1,918,744   $         438,082
Dividends receivable                                   -                    -                    -                   -
                                         --------------------------------------------------------------------------------
Net assets                                 $     579,492        $     968,807    $       1,918,744   $         438,082
                                         ================================================================================

Accumulation unit value                    $        7.95        $        9.05    $           11.05   $            9.06
                                         ================================================================================

Accumulation units outstanding                 72,875.39           107,033.11           173,712.16           48,350.38
                                         ================================================================================

Investment sub-account information

Number of mutual fund shares                   30,213.33            94,241.95            77,839.50           16,506.48

Net asset value per share                  $       19.18        $       10.28    $           24.65   $           26.54

Investments, at cost                       $     465,132        $     823,467    $       1,587,655   $         339,032




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                     Dreyfus           Dreyfus          Dreyfus           Dreyfus
                                                                                                         Socially
                                                                     Developing          MidCap         Responsible
                                                   Appreciation        Leaders           Stock             Growth
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $   1,000,520     $   1,137,298    $   1,913,045     $      184,973
Dividends receivable                                          -                 -                -                  -
                                                -----------------------------------------------------------------------
Net assets                                        $   1,000,520     $   1,137,298    $   1,913,045     $      184,973
                                                =======================================================================

Accumulation unit value                           $       10.16     $       12.07    $       13.85     $         8.19
                                                =======================================================================

Accumulation units outstanding                        98,438.83         94,210.12       138,163.96          22,590.17
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                          26,960.93         25,871.20        99,897.89           7,092.51

Net asset value per share                         $       37.11     $       43.96    $       19.15     $        26.08

Investments, at cost                              $     910,026     $     864,932    $   1,518,039     $      160,517




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                   Fidelity VIP     Fidelity VIP      Fidelity VIP       Franklin
                                                                       Equity                            Small Cap
                                                    Contrafund         Income          Index 500           Value
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $   1,106,264     $     715,545    $     671,439     $      667,585
Dividends receivable                                          -                 -                -                  -
                                                -----------------------------------------------------------------------
Net assets                                        $   1,106,264     $     715,545    $     671,439     $      667,585
                                                =======================================================================

Accumulation unit value                           $       14.99     $       12.63    $       12.08     $        14.10
                                                =======================================================================

Accumulation units outstanding                        73,804.26         56,634.52        55,572.49          47,349.19
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                          36,046.39         28,428.50         4,772.81          39,760.89

Net asset value per share                         $       30.69     $       25.17    $      140.68     $        16.79

Investments, at cost                              $     889,807     $     632,852    $     599,522     $      552,050





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                     Franklin           Janus         Janus Aspen          MFS(R)
                                                                                         Series
                                                  Small-Mid Cap     Aspen Series       Worldwide         Emerging
                                                      Growth          Balanced           Growth           Growth
                                                -----------------------------------------------------------------------

Assets
Investments, at fair value                        $     777,255     $     951,493    $     864,099     $      377,526
Dividends receivable                                          -                 -                -                  -
                                                -----------------------------------------------------------------------
Net assets                                        $     777,255     $     951,493    $     864,099     $      377,526
                                                =======================================================================

Accumulation unit value                           $       10.58     $       11.84    $        8.46     $         8.67
                                                =======================================================================

Accumulation units outstanding                        73,439.94         80,362.71       102,135.98          43,555.86
                                                =======================================================================

Investment sub-account information

Number of mutual fund shares                          38,175.57         35,743.55        31,127.48          19,734.78

Net asset value per share                         $       20.36     $       26.62    $       27.76     $        19.13

Investments, at cost                              $     603,548     $     831,454    $     750,398     $      288,898





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                             Sub-accounts
                                                ------------------------------------------------------------------------
                                                       MFS(R)             MFS(R)           PIMCO VIT         PIMCO VIT
                                                                                                         StocksPLUS
                                                    Investors                                             Growth &
                                                      Trust           Research        Real Return          Income
                                                ------------------------------------------------------------------------

Assets
Investments, at fair value                        $     440,466     $     299,280    $      12,192     $      518,259
Dividends receivable                                          -                 -                -                  -
                                                ------------------------------------------------------------------------
Net assets                                        $     440,466     $     299,280    $      12,192     $      518,259
                                                ========================================================================

Accumulation unit value                           $       10.18     $        9.92    $       10.04     $        10.88
                                                ========================================================================

Accumulation units outstanding                        43,249.97         30,181.55         1,214.65          47,624.52
                                                ========================================================================

Investment sub-account information

Number of mutual fund shares                          22,833.92         18,237.64           960.73          50,809.76

Net asset value per share                         $       19.29     $       16.41    $       12.69     $        10.20

Investments, at cost                              $     351,169     $     242,044    $      12,388     $      442,387





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                            Sub-accounts
                                                ----------------------------------------------------------------------
                                                   Premier VIT       Premier VIT      Van Kampen       Van Kampen
                                                                                     UIF Emerging
                                                      OpCap          OpCap Small       Markets            UIF
                                                     Managed             Cap            Equity        Fixed Income
                                                ----------------------------------------------------------------------

Assets
Investments, at fair value                        $     650,904     $   1,023,974    $     422,608   $    1,493,963
Dividends receivable                                          -                 -                -                -
                                                ----------------------------------------------------------------------
Net assets                                        $     650,904     $   1,023,974    $     422,608   $    1,493,963
                                                ======================================================================

Accumulation unit value                           $       10.90     $       14.01    $       21.37   $        12.74
                                                ======================================================================

Accumulation units outstanding                        59,697.47         73,100.56        19,771.17       117,302.03
                                                ======================================================================

Investment sub-account information

Number of mutual fund shares                          15,109.20         32,735.76        28,690.27       129,571.79

Net asset value per share                         $       43.08     $       31.28    $       14.73   $        11.53

Investments, at cost                              $     572,151     $     939,864    $     314,338   $    1,476,107





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                           Sub-accounts
                                                ------------------------------------
                                                    Van Kampen       Van Kampen
                                                                         UIF
                                                       UIF          International
                                                    High Yield         Magnum
                                                ------------------------------------

Assets
Investments, at fair value                        $     292,669     $     568,300
Dividends receivable                                          -                 -
                                                ------------------------------------
Net assets                                        $     292,669     $     568,300
                                                ====================================

Accumulation unit value                           $       12.06     $       11.78
                                                ====================================

Accumulation units outstanding                        24,275.51         48,233.00
                                                ====================================

Investment sub-account information

Number of mutual fund shares                          43,039.56         45,904.66

Net asset value per share                         $        6.80     $       12.38

Investments, at cost                              $     287,518     $     446,838

See accompanying notes.


                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                            Statements of Operations

                          Year Ended December 31, 2005


                                                                           Sub-accounts
                                            ---------------------------------------------------------------------------
                                                 AEGON/TA           AEGON/TA           AEGON/TA          AEGON/TA
                                            Asset Allocation-  Asset Allocation-  Asset Allocation- Asset Allocation-
                                               Conservative          Growth        Moderate Growth       Moderate
                                            ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                       $        2,548    $            611    $            180  $            5
   Dividends - capital gain distributions              6,855               6,259                 536              11
                                            ---------------------------------------------------------------------------
                                                       9,403               6,870                 716              16

Expenses
   Mortality and expense risk charge                     (94)               (628)                (35)            (13)
                                            ---------------------------------------------------------------------------

Net investment income                                  9,309               6,242                 681               3

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                   2               3,636                 (19)            (66)
     Unrealized appreciation (depreciation)
       investments                                    (6,464)             52,787               2,706           1,259
                                            ---------------------------------------------------------------------------

Net gain (loss) on investments                        (6,462)             56,423               2,687           1,193
                                            ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                 $        2,847    $         62,665    $          3,368  $        1,196
                                            ===========================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                Capital Guardian      Capital       Clarion Gbl Real Federated Growth
                                                     Global        Guardian Value  Estate Securities     & Income
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $        2,516   $        4,901    $          116    $       19,111
   Dividends - capital gain distributions                 17,854           25,318               559            70,328
                                                -----------------------------------------------------------------------
                                                          20,370           30,219               675            89,439

Expenses
   Mortality and expense risk charge                      (1,380)          (1,213)              (10)           (1,841)
                                                -----------------------------------------------------------------------

Net investment income                                     18,990           29,006               665            87,598

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                  30,511           19,416                (3)           10,279
     Unrealized appreciation (depreciation)
       of investments                                      4,043          (11,409)              193           (60,694)
                                                -----------------------------------------------------------------------

Net gain (loss) on investments                            34,554            8,007               190           (50,415)
                                                -----------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $       53,544   $       37,013    $          855    $       37,183
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                 Great Companies JP Morgan Mid Cap                     Mercury Large
                                                   Technology          Value         Marsico Growth      Cap Value
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $           20   $            -    $            3    $            1
   Dividends - capital gain distributions                      -                1                 -                 5
                                                -----------------------------------------------------------------------
                                                              20                1                 3                 6

Expenses
   Mortality and expense risk charge                          (7)             (20)               (9)               (7)
                                                -----------------------------------------------------------------------

Net investment income (loss)                                  13              (19)               (6)               (1)

Net realized and unrealized gain
   on investments
     Realized gain (loss) on investments                       -              (14)               22                 8
     Unrealized appreciation of investments                  434              695               442               476
                                                -----------------------------------------------------------------------

Net gain on investments                                      434              681               464               484
                                                -----------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $          447   $          662    $          458    $          483
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                ------------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA          AEGON/TA
                                                                                                        Transamerica
                                                   PIMCO Total                        Third Avenue      Convertible
                                                     Return       Templeton Global        Value          Securities
                                                ------------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $        4,260   $            -     $           19   $            -
   Dividends - capital gain distributions                  5,520                -                 83                -
                                                ------------------------------------------------------------------------
                                                           9,780                -                102                -

Expenses
   Mortality and expense risk charge                        (544)             (12)               (29)               -
                                                ------------------------------------------------------------------------

Net investment income (loss)                               9,236              (12)                73                -

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                             93                2                 36                -
     Unrealized appreciation (depreciation)
       of investments                                     (4,168)             633              1,621                -
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Net gain (loss) on investments                            (4,075)             635              1,657                -
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $        5,161   $          623    $        1,730    $             -
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                                    Transamerica                       Transamerica
                                                  Transamerica         Growth         Transamerica    U.S. Government
                                                     Equity        Opportunities      Money Market      Securities
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $       14,098   $            -    $       89,043    $           86
   Dividends - capital gain distributions                 60,928                2                 -                27
                                                -----------------------------------------------------------------------
                                                          75,026                2            89,043               113

Expenses
   Mortality and expense risk charge                      (9,301)               -            (7,762)               (2)
                                                -----------------------------------------------------------------------

Net investment income                                     65,725                2            81,281               111

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                        167,688                5                 -                (6)
     Unrealized appreciation (depreciation)
       of investments                                    357,010              (14)                -               (96)
                                                -----------------------------------------------------------------------

Net gain (loss) on investments                           524,698               (9)                -              (102)
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                      $      590,423   $           (7)   $       81,281    $            9
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                               Sub-accounts
                                                ---------------------------------------------------------------------------
                                                    AEGON/TA           Alger        AllianceBernstein   AllianceBernstein
                                                                      American
                                                   Van Kampen         Income &          VP Growth              VP
                                                 Mid-Cap Growth        Growth            & Income       Large Cap Growth
                                                ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $          497   $        9,601    $         23,987    $            -
   Dividends - capital gain distributions                      -                -                   -                 -
                                                ---------------------------------------------------------------------------
                                                             497            9,601              23,987                 -

Expenses
   Mortality and expense risk charge                      (1,340)          (2,245)             (4,782)             (896)
                                                ---------------------------------------------------------------------------

Net investment income (loss)                                (843)           7,356              19,205              (896)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                  18,716              713              22,921            (1,157)
     Unrealized appreciation of investments               22,090           20,829              35,449            55,738
                                                ---------------------------------------------------------------------------

Net gain on investments                                   40,806           21,542              58,370            54,581
                                                ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $       39,963   $       28,898    $         77,575    $       53,685
                                                ===========================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                     Dreyfus          Dreyfus           Dreyfus           Dreyfus
                                                                                                         Socially
                                                                     Developing          MidCap         Responsible
                                                  Appreciation        Leaders            Stock             Growth
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $          141   $            -    $          538    $            -
   Dividends - capital gain distributions                      -                -             7,165                 -
                                                -----------------------------------------------------------------------
                                                             141                -             7,703                 -

Expenses
   Mortality and expense risk charge                      (2,150)          (2,837)           (4,472)             (375)
                                                -----------------------------------------------------------------------

Net investment income (loss)                              (2,009)          (2,837)            3,231              (375)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                   1,607           80,604            59,465              (239)
     Unrealized appreciation (depreciation)
       of investments                                     34,814          (19,269)           90,875             7,109
                                                -----------------------------------------------------------------------

Net gain on investments                                   36,421           61,335           150,340             6,870
                                                -----------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $       34,412   $       58,498    $      153,571    $        6,495
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                  Fidelity VIP      Fidelity VIP      Fidelity VIP       Franklin
                                                                       Equity                            Small Cap
                                                   Contrafund          Income          Index 500           Value
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $          872   $        9,005    $        8,278    $        3,694
   Dividends - capital gain distributions                    125           22,262                 -             2,988
                                                -----------------------------------------------------------------------
                                                             997           31,267             8,278             6,682

Expenses
   Mortality and expense risk charge                      (2,123)          (1,633)           (1,463)           (1,283)
                                                -----------------------------------------------------------------------

Net investment income (loss)                              (1,126)          29,634             6,815             5,399

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                         13,464           11,895            28,132            11,439
     Unrealized appreciation (depreciation)
       of investments                                    129,892           (4,393)           (6,149)           28,555
                                                -----------------------------------------------------------------------

Net gain on investments                                  143,356            7,502            21,983            39,994
                                                -----------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $      142,230   $       37,136    $       28,798    $       45,393
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    Franklin           Janus          Janus Aspen          MFS(R)
                                                                                         Series
                                                  Small-Mid Cap     Aspen Series       Worldwide         Emerging
                                                     Growth           Balanced           Growth           Growth
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $            -   $       18,304    $       10,037    $            -
   Dividends - capital gain distributions                      -                -                 -                 -
                                                -----------------------------------------------------------------------
                                                               -           18,304            10,037                 -

Expenses
   Mortality and expense risk charge                      (1,751)          (2,097)           (2,029)             (813)
                                                -----------------------------------------------------------------------

Net investment income (loss)                              (1,751)          16,207             8,008              (813)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                  21,739            6,014              (411)              479
     Unrealized appreciation of investments               14,745           41,570            36,147            30,766
                                                -----------------------------------------------------------------------

Net gain on investments                                   36,484           47,584            35,736            31,245
                                                -----------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $       34,733   $       63,791    $       43,744    $       30,432
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                ------------------------------------------------------------------------
                                                      MFS(R)              MFS(R)           PIMCO VIT         PIMCO VIT
                                                                                                         StocksPLUS
                                                    Investors                                             Growth &
                                                      Trust           Research        Real Return          Income
                                                ------------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $        2,169   $        1,249    $          122    $       11,659
   Dividends - capital gain distributions                      -                -               132                 -
                                                ------------------------------------------------------------------------
                                                           2,169            1,249               254            11,659

Expenses
   Mortality and expense risk charge                      (1,022)            (674)               (9)           (1,187)
                                                ------------------------------------------------------------------------

Net investment income                                      1,147              575               245            10,472

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                   3,135              869                (1)            4,551
     Unrealized appreciation (depreciation)
       of investments                                     24,070           19,061              (197)            1,700
                                                ------------------------------------------------------------------------

Net gain (loss) on investments                            27,205           19,930              (198)            6,251
                                                ------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                     $       28,352   $       20,505    $           47    $       16,723
                                                ========================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                   Premier VIT      Premier VIT        Van Kampen       Van Kampen
                                                                                      UIF Emerging
                                                      OpCap         OpCap Small         Markets             UIF
                                                     Managed            Cap              Equity        Fixed Income
                                                -----------------------------------------------------------------------

Investment income
   Dividends - ordinary                           $        6,606   $            -    $          773    $       45,178
   Dividends - capital gain distributions                 17,855          123,317                 -             9,264
                                                -----------------------------------------------------------------------
                                                          24,461          123,317               773            54,442

Expenses
   Mortality and expense risk charge                      (1,476)          (2,349)             (664)           (3,353)
                                                -----------------------------------------------------------------------

Net investment income                                     22,985          120,968               109            51,089

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                            537            3,386             5,324             2,914
     Unrealized appreciation (depreciation)
       of investments                                      5,763         (125,528)           86,437            (2,606)
                                                -----------------------------------------------------------------------

Net gain (loss) on investments                             6,300         (122,142)           91,761               308
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                      $       29,285   $       (1,174)   $       91,870    $       51,397
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                           Sub-accounts
                                                ------------------------------------
                                                   Van Kampen        Van Kampen
                                                                        UIF
                                                       UIF         International
                                                   High Yield          Magnum
                                                ------------------------------------

Investment income
   Dividends - ordinary                           $       20,911   $        5,819
   Dividends - capital gain distributions                      -                -
                                                ------------------------------------
                                                          20,911            5,819

Expenses
   Mortality and expense risk charge                        (668)          (1,183)
                                                ------------------------------------

Net investment income                                     20,243            4,636

Net realized and unrealized gain (loss)
   on investments

     Realized gain on investments                          4,360            8,291
     Unrealized appreciation (depreciation)
       of investments                                    (21,982)          41,836
                                                ------------------------------------

Net gain (loss) on investments                           (17,622)          50,127
                                                ------------------------------------

Net increase in net assets resulting from
   operations                                     $        2,621   $       54,763
                                                ====================================

See accompanying notes.




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2005


                                                                              Sub-accounts
                                                -------------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA           AEGON/TA          AEGON/TA
                                                      Asset                                                  Asset
                                                   Allocation-    Asset Allocation-  Asset Allocation-    Allocation-
                                                  Conservative         Growth         Moderate Growth      Moderate
                                                -------------------------------------------------------------------------

Operations
Net investment income                             $        9,309   $        6,242     $          681     $            3
Realized gain (loss) on investments                            2            3,636                (19)               (66)
Unrealized appreciation (depreciation)
   of investments                                         (6,464)          52,787              2,706              1,259
                                                -------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              2,847           62,665              3,368              1,196

Contract transactions
Deposits                                                  96,342           70,304             34,783              7,566
Withdrawals                                                  (40)         (20,656)            (3,317)              (931)
Transfers between sub-accounts                               560        1,015,308             35,630             27,385
                                                -------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                  96,862        1,064,956             67,096             34,020
                                                -------------------------------------------------------------------------

Increase in net assets                                    99,709        1,127,621             70,464             35,216

Net assets at beginning of year                                -                -                  -                -
                                                -------------------------------------------------------------------------

Net assets at end of year                         $       99,709   $    1,127,621     $       70,464     $       35,216
                                                =========================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                Capital Guardian      Capital       Clarion Gbl Real Federated Growth
                                                     Global        Guardian Value  Estate Securities     & Income
                                                -----------------------------------------------------------------------

Operations
Net investment income                             $       18,990   $       29,006   $            665   $       87,598
Realized gain (loss) on investments                       30,511           19,416                 (3)          10,279
Unrealized appreciation (depreciation)
   of investments                                          4,043          (11,409)               193          (60,694)
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             53,544           37,013                855           37,183

Contract transactions
Deposits                                                 115,205          114,018              2,336          199,151
Withdrawals                                              (82,680)         (52,704)              (345)         (88,233)
Transfers between sub-accounts                           (12,339)          16,957              8,031          242,053
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                  20,186           78,271             10,022          352,971
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets                                    73,730          115,284             10,877          390,154

Net assets at beginning of year                          530,336          424,456                  -          520,518
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      604,066   $      539,740    $        10,877   $      910,672
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                            Sub-accounts
                                                ----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                 Great Companies JP Morgan Mid Cap                    Mercury Large
                                                   Technology          Value         Marsico Growth     Cap Value
                                                ----------------------------------------------------------------------

Operations
Net investment income (loss)                      $           13   $          (19)   $           (6)   $        (1)
Realized gain (loss) on investments                            -              (14)               22                8
Unrealized appreciation of investments                       434              695               442              476
                                                ----------------------------------------------------------------------
                                                ----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                447              662               458              483

Contract transactions
Deposits                                                     651           19,780                24              318
Withdrawals                                                    -             (637)             (841)            (501)
Transfers between sub-accounts                             4,344           12,178            19,275           23,165
                                                ----------------------------------------------------------------------
                                                ----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                   4,995           31,321            18,458           22,982
                                                ----------------------------------------------------------------------
                                                ----------------------------------------------------------------------

Increase in net assets                                     5,442           31,983            18,916           23,465

Net assets at beginning of year                                -                -                 -                -
                                                ----------------------------------------------------------------------
                                                ----------------------------------------------------------------------

Net assets at end of year                         $        5,442   $       31,983  $ 18,916           $     23,465
                                                ======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                                                    hird Avenue Value  Transamerica
                                                   PIMCO Total                                          Convertible
                                                     Return       Templeton Global T                    Securities
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $        9,236   $          (12)   $           73    $            -
Realized gain on investments                                  93                2                36                 -
Unrealized appreciation (depreciation) of
   investments                                            (4,168)             633             1,621                 -
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              5,161              623             1,730                 -

Contract transactions
Deposits                                                 118,863                -            19,932                 -
Withdrawals                                              (23,163)            (574)           (1,446)                -
Transfers between sub-accounts                           (10,668)          16,768            25,482                 -
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                  85,032           16,194            43,968                 -
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets                                    90,193           16,817            45,698                 -

Net assets at beginning of year                          163,895                -                 -                 -
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      254,088   $       16,817    $       45,698   $            -
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA         AEGON/TA
                                                                    Transamerica                       Transamerica
                                                  Transamerica         Growth         Transamerica    U.S. Government
                                                     Equity        Opportunities      Money Market      Securities
                                                -----------------------------------------------------------------------

Operations
Net investment income                             $       65,725   $            2    $       81,281    $          111
Realized gain (loss) on investments                      167,688                5                 -                (6)
Unrealized appreciation (depreciation) of
   investments                                           357,010              (14)                -               (96)
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets resulting
   from operations                                       590,423               (7)           81,281                 9

Contract transactions
Deposits                                                 851,541              156         2,861,906               175
Withdrawals                                             (569,171)             (83)         (906,459)              (94)
Transfers between sub-accounts                           (41,555)           3,659        (2,056,306)            2,179
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                 240,815            3,732          (100,859)            2,260
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets                        831,238            3,725           (19,578)            2,269

Net assets at beginning of year                        3,400,346                -         3,503,220                 -
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $    4,231,584   $        3,725    $    3,483,642   $        2,269
                                                =======================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                               Sub-accounts
                                                ---------------------------------------------------------------------------
                                                    AEGON/TA           Alger        AllianceBernstein   AllianceBernstein
                                                                      American
                                                   Van Kampen         Income &          VP Growth              VP
                                                 Mid-Cap Growth        Growth            & Income       Large Cap Growth
                                                ---------------------------------------------------------------------------

Operations
Net investment income (loss)                      $         (843)  $        7,356    $         19,205    $         (896)
Realized gain (loss) on investments                       18,716              713              22,921            (1,157)
Unrealized appreciation of investments                    22,090           20,829              35,449            55,738
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             39,963           28,898              77,575            53,685

Contract transactions
Deposits                                                 111,875          162,877             269,578            94,263
Withdrawals                                             (112,643)         (94,909)           (208,201)          (35,333)
Transfers between sub-accounts                               637            1,103            (139,293)           (3,682)
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                    (131)          69,071             (77,916)           55,248
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------

Increase (decrease) in net assets                         39,832           97,969                (341)          108,933

Net assets at beginning of year                          539,660          870,838           1,919,085           329,149
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------

Net assets at end of year                         $      579,492   $      968,807    $      1,918,744    $      438,082
                                                ===========================================================================




                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                     Dreyfus          Dreyfus           Dreyfus           Dreyfus
                                                                                                         Socially
                                                                     Developing          MidCap         Responsible
                                                  Appreciation        Leaders            Stock             Growth
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $       (2,009)  $       (2,837)   $        3,231    $         (375)
Realized gain (loss) on investments                        1,607           80,604            59,465              (239)
Unrealized appreciation (depreciation) of
   investments                                            34,814          (19,269)           90,875             7,109
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             34,412           58,498           153,571             6,495

Contract transactions
Deposits                                                 190,722          224,476           283,851            35,877
Withdrawals                                              (59,780)        (236,382)         (168,755)          (17,175)
Transfers between sub-accounts                            64,251          (89,020)           65,928            24,434
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                 195,193         (100,926)          181,024            43,136
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets                        229,605          (42,428)          334,595            49,631

Net assets at beginning of year                          770,915        1,179,726         1,578,450           135,342
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $    1,000,520   $    1,137,298    $    1,913,045   $      184,973
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                  Fidelity VIP      Fidelity VIP      Fidelity VIP       Franklin
                                                                       Equity                            Small Cap
                                                   Contrafund          Income          Index 500           Value
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $       (1,126)  $       29,634    $        6,815    $        5,399
Realized gain on investments                              13,464           11,895            28,132            11,439
Unrealized appreciation (depreciation) of
   investments                                           129,892           (4,393)           (6,149)           28,555
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                            142,230           37,136            28,798            45,393

Contract transactions
Deposits                                                 202,087          115,035           183,169           157,886
Withdrawals                                              (58,552)         (49,020)          (64,026)          (42,822)
Transfers between sub-accounts                           173,919           19,151             5,120           139,522
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                 317,454           85,166           124,263           254,586
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets                                   459,684          122,302           153,061           299,979

Net assets at beginning of year                          646,580          593,243           518,378           367,606
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $    1,106,264   $      715,545    $      671,439   $      667,585
                                                =======================================================================






                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    Franklin           Janus          Janus Aspen          MFS(R)
                                                                                         Series
                                                  Small-Mid Cap     Aspen Series       Worldwide         Emerging
                                                     Growth           Balanced           Growth           Growth
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $        (1,751) $        16,207   $         8,008   $          (813)
Realized gain (loss) on investments                        21,739            6,014              (411)              479
Unrealized appreciation of investments                     14,745           41,570            36,147            30,766
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              34,733           63,791            43,744            30,432

Contract transactions
Deposits                                                  152,159          192,419           156,015            76,873
Withdrawals                                               (84,444)        (122,790)          (71,798)          (30,028)
Transfers between sub-accounts                              5,056           34,107           (56,176)          (10,590)
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                   72,771          103,736            28,041            36,255
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets                                    107,504          167,527            71,785            66,687

Net assets at beginning of year                           669,751          783,966           792,314           310,839
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $       777,255  $       951,493   $       864,099   $       377,526
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                ------------------------------------------------------------------------
                                                      MFS(R)              MFS(R)           PIMCO VIT         PIMCO VIT
                                                                                                         StocksPLUS
                                                    Investors                                             Growth &
                                                      Trust           Research        Real Return          Income
                                                ------------------------------------------------------------------------

Operations
Net investment income                             $         1,147  $           575   $           245   $        10,472
Realized gain (loss) on investments                         3,135              869                (1)            4,551
Unrealized appreciation (depreciation) of
   investments                                             24,070           19,061              (197)            1,700
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              28,352           20,505                47            16,723

Contract transactions
Deposits                                                   51,203           36,825             3,781           116,383
Withdrawals                                               (30,743)         (16,598)             (318)          (51,634)
Transfers between sub-accounts                            (11,248)           4,103             8,682             7,890
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                    9,212           24,330            12,145            72,639
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Increase in net assets                                     37,564           44,835            12,192            89,362

Net assets at beginning of year                           402,902          254,445                 -           428,897
                                                ------------------------------------------------------------------------
                                                ------------------------------------------------------------------------

Net assets at end of year                         $       440,466  $       299,280   $        12,192   $       518,259
                                                ========================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                   Premier VIT      Premier VIT        Van Kampen       Van Kampen
                                                                                      UIF Emerging
                                                      OpCap         OpCap Small         Markets             UIF
                                                     Managed            Cap              Equity        Fixed Income
                                                -----------------------------------------------------------------------

Operations
Net investment income                             $        22,985  $       120,968   $           109   $        51,089
Realized gain on investments                                  537            3,386             5,324             2,914
Unrealized appreciation (depreciation) of
investments                                                 5,763         (125,528)           86,437            (2,606)
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets resulting
   from operations                                         29,285           (1,174)           91,870            51,397

Contract transactions
Deposits                                                  104,928          216,544            60,160           279,441
Withdrawals                                               (44,737)        (104,680)          (26,117)         (201,899)
Transfers between sub-accounts                              8,992           11,527           140,600           146,617
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                   69,183          123,391           174,643           224,159
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Increase in net assets                                     98,468          122,217           266,513           275,556

Net assets at beginning of year                           552,436          901,757           156,095         1,218,407
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------

Net assets at end of year                         $       650,904  $     1,023,974   $       422,608  $     1,493,963
                                                =======================================================================





                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                           Sub-accounts
                                                ------------------------------------
                                                   Van Kampen        Van Kampen
                                                                        UIF
                                                       UIF         International
                                                   High Yield          Magnum
                                                ------------------------------------

Operations
Net investment income                             $        20,243  $         4,636
Realized gain on investments                                4,360            8,291
Unrealized appreciation (depreciation) of                                   41,836
   investments                                            (21,982)
                                                ------------------------------------
                                                ------------------------------------

Increase in net assets resulting from
   operations                                               2,621           54,763

Contract transactions
Deposits                                                  102,258          110,442
Withdrawals                                               (36,594)         (45,647)
Transfers between sub-accounts                            (10,327)          41,566
                                                ------------------------------------
                                                ------------------------------------

Net increase in net assets from
   contract transactions                                   55,337          106,361
                                                ------------------------------------
                                                ------------------------------------

Increase in net assets                                     57,958          161,124

Net assets at beginning of year                           234,711          407,176
                                                ------------------------------------
                                                ------------------------------------

Net assets at end of year                         $       292,669  $       568,300
                                                ====================================

See accompanying notes.




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2004


                                                                       Sub-accounts
                                        ----------------------------------------------------------------------------
                                            AEGON/TA           AEGON/TA             AEGON/TA           AEGON/TA
                                             Capital            Capital             Federated           PIMCO
                                            Guardian           Guardian             Growth &            Total
                                             Global              Value               Income             Return
                                        ----------------------------------------------------------------------------

Operations
Net investment income                     $          486   $        2,779       $       23,975       $      2,263
Realized gain on investments                       6,874           14,598                1,952                584
Unrealized appreciation of investments            42,783           38,921               14,603                898
                                        ----------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                     50,143           56,298               40,530              3,745

Contract transactions
Deposits                                          59,363           85,344              105,158             40,796
Withdrawals                                      (24,091)         (28,646)             (37,922)            (6,951)
Transfers between sub-accounts                    50,427           37,854               79,920             95,025
                                        ----------------------------------------------------------------------------
Net increase in net assets from
   contract transactions                          85,699           94,552              147,156            128,870
                                        ----------------------------------------------------------------------------

Increase in net assets                           135,842          150,850              187,686            132,615

Net assets at beginning of year                  394,494          273,606              332,832             31,280
                                        ----------------------------------------------------------------------------

Net assets at end of year                 $      530,336   $      424,456       $      520,518       $    163,895
                                        ============================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                        Sub-accounts
                                         ---------------------------------------------------------------------------
                                                                 AEGON/TA          AEGON/TA            Alger
                                              AEGON/TA         Transamerica       Van Kampen         American
                                            Transamerica          Money            Mid-Cap           Income &
                                               Equity             Market            Growth            Growth
                                         ---------------------------------------------------------------------------

Operations
Net investment income (loss)               $        (7,467)   $        21,586   $       (1,353)   $      2,061
Realized gain (loss) on investments                 82,444                  -           42,034          (1,173)
Unrealized appreciation of investments             388,687                  -            2,544          60,518
                                         ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      463,664             21,586           43,225          61,406

Contract transactions
Deposits                                           716,368          2,535,448          109,640         197,457
Withdrawals                                     (1,116,489)          (830,079)        (359,382)        (89,174)
Transfers between sub-accounts                       7,883         (1,231,942)         (19,580)        (19,390)
                                         ---------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets             (392,238)           473,427         (269,322)         88,893
from contract transactions
                                         ---------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------

Increase (decrease) in net assets                   71,426            495,013         (226,097)        150,299

Net assets at beginning of year                  3,328,920          3,008,207          765,757         720,539
                                         ---------------------------------------------------------------------------

Net assets at end of year                  $     3,400,346    $     3,503,220   $      539,660    $    870,838
                                         ===========================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                           Sub-accounts
                                          -------------------------------------------------------------------------------

                                            AllianceBernstein    AllianceBernstein                         Dreyfus
                                               VP Growth &         VP Large Cap          Dreyfus          Developing
                                                 Income               Growth           Appreciation         Leaders
                                          -------------------------------------------------------------------------------

Operations
Net investment income (loss)                $        7,966       $         (712)      $      11,030     $          (641)
Realized gain (loss) on investments                  7,716               (4,006)             (2,171)             79,175
Unrealized appreciation of investments             166,860               29,788              26,872              74,056
                                          -------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      182,542               25,070              35,731             152,590

Contract transactions
Deposits                                           344,338               84,782             159,575             231,262
Withdrawals                                       (127,221)             (27,456)            (55,685)           (591,498)
Transfers between sub-accounts                     (66,216)             (18,446)             61,108             (43,432)
                                          -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from contract transactions                      150,901               38,880             164,998            (403,668)
                                          -------------------------------------------------------------------------------

Increase (decrease) in net assets                  333,443               63,950             200,729            (251,078)

Net assets at beginning of year                  1,585,642              265,199             570,186           1,430,804
                                          -------------------------------------------------------------------------------

Net assets at end of year                   $    1,919,085       $      329,149       $     770,915     $     1,179,726
                                          ===============================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                        Sub-accounts
                                         ---------------------------------------------------------------------------
                                                                 Dreyfus
                                              Dreyfus           Socially                           Fidelity VIP
                                               Midcap          Responsible       Fidelity VIP         Equity
                                               Stock             Growth           Contrafund          Income
                                         ---------------------------------------------------------------------------

Operations
Net investment income (loss)               $        38,849   $           221    $          (381)  $         5,239
Realized gain (loss) on investments                 12,972            (2,112)            18,367             4,169
Unrealized appreciation of investments             135,467             9,694             52,782            42,525
                                         ---------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      187,288             7,803             70,768            51,933

Contract transactions
Deposits                                           253,920            37,499            190,920           165,630
Withdrawals                                       (106,192)          (29,815)           (28,609)          (28,154)
Transfers between sub-accounts                      61,952             1,765            125,759            63,453
                                         ---------------------------------------------------------------------------
Net increase in net assets
   from contract transactions                      209,680             9,449            288,070           200,929
                                         ---------------------------------------------------------------------------

Increase in net assets                             396,968            17,252            358,838           252,862

Net assets at beginning of year                  1,181,482           118,090            287,742           340,381
                                         ---------------------------------------------------------------------------

Net assets at end of year                  $     1,578,450   $       135,342    $       646,580   $       593,243
                                         ===========================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                        Sub-accounts
                                         ---------------------------------------------------------------------------
                                                                 Franklin          Franklin         Janus Aspen
                                            Fidelity VIP        Small Cap       Small-Mid Cap         Series
                                              Index 500           Value             Growth           Balanced
                                         ---------------------------------------------------------------------------

Operations
Net investment income (loss)               $         2,331    $          (187)  $        (1,388)  $        14,571
Realized gain on investments                         3,324             10,112             3,902             2,477
Unrealized appreciation of investments              35,146             48,735            60,668            38,996
                                         ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                       40,801             58,660            63,182            56,044

Contract transactions
Deposits                                           131,869             71,992           182,476           171,761
Withdrawals                                        (35,933)           (19,886)          (52,672)          (84,547)
Transfers between sub-accounts                     115,623             78,118            14,722             6,439
                                         ---------------------------------------------------------------------------
Net increase in net assets from
   contract transactions                           211,559            130,224           144,526            93,653
                                         ---------------------------------------------------------------------------

Increase in net assets                             252,360            188,884           207,708           149,697

Net assets at beginning of year                    266,018            178,722           462,043           634,269
                                         ---------------------------------------------------------------------------

Net assets at end of year                  $       518,378    $       367,606   $       669,751   $       783,966
                                         ===========================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                        Sub-accounts
                                          --------------------------------------------------------------------------
                                             Janus Aspen
                                                Series             MFS(R)              MFS(R)
                                              Worldwide          Emerging         Investors            MFS(R)
                                                Growth            Growth            Trust            Research
                                          --------------------------------------------------------------------------

Operations
Net investment income (loss)                $         5,002   $          (608)  $         1,344   $         1,765
Realized gain (loss) on investments                  (5,684)             (958)           (1,401)             (841)
Unrealized appreciation of investments               36,467            34,921            39,645            32,546
                                          --------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                        35,785            33,355            39,588            33,470

Contract transactions
Deposits                                            226,029            72,306            64,934            33,703
Withdrawals                                         (55,138)          (25,134)          (37,209)          (13,708)
Transfers between sub-accounts                       15,034            19,517            (9,187)          (15,550)
                                          --------------------------------------------------------------------------
Net increase in net assets from
   contract transactions                            185,925            66,689            18,538             4,445
                                          --------------------------------------------------------------------------

Increase in net assets                              221,710           100,044            58,126            37,915

Net assets at beginning of year                     570,604           210,795           344,776           216,530
                                          --------------------------------------------------------------------------

Net assets at end of year                   $       792,314   $       310,839   $       402,902   $       254,445
                                          ==========================================================================







                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                         Sub-accounts
                                           -------------------------------------------------------------------------
                                               PIMCO VIT
                                               StocksPLUS       Premier VIT       Premier VIT        VanKampen
                                                Growth &           OpCap             OpCap          UIF Emerging
                                                 Income           Managed          Small Cap       Markets Equity
                                           -------------------------------------------------------------------------

Operations
Net investment income (loss)                 $         5,781   $         5,171   $        (1,449)  $           934
Realized gain (loss) on investments                    1,825              (147)            5,938            31,198
Unrealized appreciation (depreciation)
   of investments                                     32,524            44,374           124,260            (6,962)
                                           -------------------------------------------------------------------------

Increase in net assets resulting from
    operations                                        40,130            49,398           128,749            25,170

Contract transactions
Deposits                                              75,729           115,298           146,331            40,677
Withdrawals                                          (37,741)          (44,753)          (67,294)          (19,859)
Transfers between sub-accounts                         6,857            21,707            59,603             4,560
                                           -------------------------------------------------------------------------
Net increase in net assets
   from contract transactions                         44,845            92,252           138,640            25,378
                                           -------------------------------------------------------------------------

Increase in net assets                                84,975           141,650           267,389            50,548

Net assets at beginning of year                      343,922           410,786           634,368           105,547
                                           -------------------------------------------------------------------------

Net assets at end of year                    $       428,897   $       552,436   $       901,757   $       156,095
                                           =========================================================================






                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                               Sub-accounts
                                                        ------------------------------------------------------------
                                                                                                    VanKampen
                                                             Van Kampen         Van Kampen             UIF
                                                                UIF                 UIF           International
                                                            Fixed Income        High Yield            Magnum
                                                        ------------------------------------------------------------

Operations
Net investment income                                     $        39,505     $        11,872    $         7,307
Realized gain on investments                                       25,062               3,280              2,657
Unrealized appreciation (depreciation)
   of investments                                                 (15,878)              3,596             45,254
                                                        ------------------------------------------------------------

Increase in net assets resulting from
   operations                                                      48,689              18,748             55,218

Contract transactions
Deposits                                                          269,688              65,245             80,117
Withdrawals                                                      (479,557)            (28,654)           (23,871)
Transfers between sub-accounts                                     43,537              (4,092)            55,873
                                                        ------------------------------------------------------------
Net increase (decrease) in net assets
   from contract transactions                                    (166,332)             32,499            112,119
                                                        ------------------------------------------------------------

Increase (decrease) in net assets                                (117,643)             51,247            167,337

Net assets at beginning of year                                 1,336,050             183,464            239,839
                                                        ------------------------------------------------------------

Net assets at end of year                                 $     1,218,407     $       234,711    $       407,176
                                                        ============================================================

See accompanying notes.


                             Separate Account VUL-5
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2005




1. Organization

Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on June 13, 2001. Not all sub-accounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 46 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------
                                                 AEGON/Transamerica Series Trust(1)
                                                    AEGON/Transamerica Asset Allocation - Conservative Portfolio -
AEGON/TA Asset Allocation - Conservative               Initial Class
AEGON/TA Asset Allocation - Growth                  AEGON/Transamerica Asset Allocation - Growth Portfolio -
                                                       Initial Class
AEGON/TA Asset Allocation - Moderate Growth         AEGON/Transamerica Asset Allocation - Moderate Growth
                                                       Portfolio - Initial Class
AEGON/TA Asset Allocation - Moderate

AEGON/TA Capital Guardian Global
AEGON/TA Capital Guardian Value
AEGON/TA Clarion Gbl Real Estate Securities         AEGON/Transamerica Asset Allocation - Moderate Portfolio -
                                                       Initial Class
AEGON/TA Federated Growth & Income                  AEGON/Transamerica Capital Guardian Global - Initial Class
                                                    AEGON/Transamerica Capital Guardian Value - Initial Class
AEGON/TA Great Companies Technology                 AEGON/Transamerica Clarion Global Real Estate Securities -
                                                        Initial Class
AEGON/TA JP Morgan Mid Cap Value                    AEGON/Transamerica Federated Growth & Income - Initial Class
                                                    AEGON/Transamerica Great Companies Technology - Initial Class
AEGON/TA Marsico Growth                             AEGON/Transamerica JP Morgan Mid Cap Value - Initial
Class AEGON/TA Mercury Large Cap Value              AEGON/Transamerica Marsico Growth - Initial Class
AEGON/TA PIMCO Total Return                         AEGON/Transamerica Mercury Large Cap Value - Initial Class
AEGON/Transamerica PIMCO Total Return - Initial Class





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                    Notes to Financial Statements (continued)


1. Organization of the Account (continued)

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------

                                                 AEGON/Transamerica Series Trust(1) (continued)
AEGON/TA Templeton Global                           AEGON/Transamerica Templeton Great Companies Global - Initial
                                      Class
AEGON/TA Third Avenue Value                         AEGON/Transamerica Third Avenue Value - Initial Class
AEGON/TA Transamerica Convertible                   AEGON/Transamerica Transamerica Convertible Securities -
   Securities                                          Initial Class
AEGON/TA Transamerica Equity                        AEGON/Transamerica Transamerica Equity - Initial Class
AEGON/TA Transamerica Growth Opportunities          AEGON/Transamerica Transamerica Growth Opportunities - Initial
AEGON/TA Transamerica Money Market                     Class
                                                    AEGON/Transamerica Transamerica Money Market - Initial Class
AEGON/TA Transamerica U.S. Government Securities    AEGON/Transamerica Transamerica U.S. Government Securities -
AEGON/TA Van Kampen Mid-Cap Growth                     Initial Class
                                                    AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class(2)

                                                 The Alger American Fund
Alger American Income & Growth                      Alger American Income & Growth - Class O

                                                 Alliance Variable Products Series Funds
AllianceBernstein VP Growth & Income             AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Large Cap Growth            AllianceBernstein VP Large Cap Growth - Class B(3)

                                                 Dreyfus Variable Investments Fund
Dreyfus Appreciation                                Dreyfus VIF Appreciation Portfolio - Initial Shares
Dreyfus Developing Leaders                          Dreyfus VIF Developing Leaders Portfolio - Initial Shares

                                                 Dreyfus Investment Portfolios
Dreyfus MidCap Stock                                Dreyfus MidCap Stock Portfolio - Initial Shares

                                                 Dreyfus Socially Responsible Growth Fund
Dreyfus Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund - Initial Shares

                                                 Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund                             Fidelity VIP Contrafund(R) Portfolio - Class 2
Fidelity VIP Equity Income                          Fidelity VIP Equity-Income Portfolio - Class 2
Fidelity VIP Index 500                              Fidelity VIP Index 500 Portfolio - Class 2

                                                 Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value                            Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Mid Cap Growth                       Franklin Small-Mid Cap Growth Fund - Class 2(4)

1. Organization of the Account (continued)

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------

                               Janus Aspen Series
Janus Aspen Series Balanced                         Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth                 Janus Aspen Series Worldwide Growth - Service Shares

                                                 MFS Variable Insurance Trust
MFS(R) Emerging Growth                                MFS(R) Emerging Growth Series - Initial Class
MFS(R) Investors Trust                                MFS(R) Investors Trust Series - Initial Class
MFS(R) Research                                       MFS(R) Research Series - Initial Class

                                                PIMCO Variable Insurance Trust
PIMCO VIT Real Return                           PIMCO VIT Real Return - Administrative Class
PIMCO VIT StocksPLUS Growth & Income            PIMCO VIT StocksPLUS Growth & Income - Administrative Class

                                                 Premier Variable Insurance Trust(5)
Premier VIT OpCap Managed                           Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap                         Premier VIT OpCap Small Cap Portfolio

                                                 The Van Kampen Universal Institutional Funds
Van Kampen UIF Emerging Markets Equity              Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF Fixed Income                         Van Kampen UIF Core Plus Fixed Income - Class 1
Van Kampen UIF High Yield                           Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum                 Van Kampen UIF International Magnum - Class 1

(1) Formerly AEGON/Transamerica Series Fund
(2) Formerly AEGON/Transamerica Van Kampen Emerging Growth - Initial Class
(3) Formerly AllianceBernstein VP Premier Growth Portfolio - Class B
(4) Formerly Franklin Small Cap Fund - Class 2
(5) Formerly PIMCO Advisors Variable Insurance Trust

Under applicable insurance law, the assets and liabilities of the separate account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the separate account's assets applicable to the Contract is not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risks related to the operations of the Separate Account. Transamerica deducts a daily charge from each sub-account which is equal, on an annual basis, to 0.25% of the daily net asset value of the sub-account.

An administrative charge is deducted by Transamerica prior to allocation of policyowner payments to the sub-accounts, which is equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for a face amount between $5,000,000 and $9,999,999 and 6.25% for a face amount of $10,000,000 or more. The first 18 transfers in a policy year are free. Transamerica may impose a charge of up to $25 for each transfer in excess of 18 transfers during a policy year, but currently Transamerica only charges $10 for each additional transfer.

3. Expenses and Charges (continued)

Surrender charges may also apply to partial withdrawals, full surrenders, and decreases in the face amount of insurance. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.

4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2005 were:

                                                                                    Aggregate        Aggregate
                                                                                    Purchases          Sales
                                                                                ------------------------------------
                                                                                ------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative                                          $      106,261   $          (89)
AEGON/TA Asset Allocation - Growth                                                     1,185,561         (114,363)
AEGON/TA Asset Allocation - Moderate Growth                                               69,820           (2,043)
AEGON/TA Asset Allocation - Moderate                                                      41,622           (7,599)
AEGON/TA Capital Guardian Global                                                         132,616          (93,441)
AEGON/TA Capital Guardian Value                                                          157,772          (50,495)
AEGON/TA Clarion Gbl Real Estate Securities                                               10,853             (166)
AEGON/TA Federated Growth & Income                                                       514,513          (73,944)
AEGON/TA Great Companies Technology                                                        5,015               (7)
AEGON/TA JP Morgan Mid Cap Value                                                          31,955             (653)
AEGON/TA Marsico Growth                                                                   19,278             (826)
AEGON/TA Mercury Large Cap Value                                                          23,471             (490)
AEGON/TA PIMCO Total Return                                                              143,387          (49,118)
AEGON/TA Templeton Global                                                                 16,768             (585)
AEGON/TA Third Avenue Value                                                               44,808             (768)
AEGON/TA Transamerica Convertible Securities                                                   -                -
AEGON/TA Transamerica Equity                                                             810,457         (503,916)
AEGON/TA Transamerica Growth Opportunities                                                 3,809              (76)
AEGON/TA Transamerica Money Market                                                     2,893,259       (2,912,837)
AEGON/TA Transamerica U.S. Government Securities                                           2,465              (94)
AEGON/TA Van Kampen Mid-Cap Growth                                                        77,125          (78,100)
Alger American Income & Growth                                                           127,478          (51,050)
AllianceBernstein VP Growth & Income                                                     253,400         (312,111)
AllianceBernstein VP Large Cap Growth                                                     77,022          (22,669)
Dreyfus Appreciation                                                                     228,234          (35,050)




4. Investment Transactions (continued)

                                                                                    Aggregate        Aggregate
                                                                                    Purchases          Sales
                                                                                ------------------------------------

Sub-account
Dreyfus Developing Leaders                                                        $      149,768   $     (253,532)
Dreyfus MidCap Stock                                                                     464,298         (280,043)
Dreyfus Socially Responsible Growth                                                       56,922          (14,162)
Fidelity VIP Contrafund                                                                  362,604          (46,277)
Fidelity VIP Equity Income                                                               153,061          (38,260)
Fidelity VIP Index 500                                                                   225,815          (94,738)
Franklin Small Cap Value                                                                 284,212          (24,226)
Franklin Small-Mid Cap Growth                                                            131,989          (60,970)
Janus Aspen Series Balanced                                                              200,247          (80,303)
Janus Aspen Series Worldwide Growth                                                      151,428         (115,379)
MFS(R) Emerging Growth                                                                      65,247          (29,805)
MFS(R) Investors Trust                                                                      43,796          (33,436)
MFS(R) Research                                                                             35,651          (10,747)
PIMCO VIT Real Return                                                                     12,471              (81)
PIMCO VIT StocksPLUS Growth & Income                                                     139,341          (56,229)
Premier VIT OpCap Managed                                                                106,640          (14,472)
Premier VIT OpCap Small Cap                                                              429,987         (185,627)
Van Kampen UIF Emerging Markets Equity                                                   195,391          (20,640)
Van Kampen UIF Fixed Income                                                              428,864         (153,616)
Van Kampen UIF High Yield                                                                104,080          (28,499)
Van Kampen UIF International Magnum                                                      152,357          (41,360)






4. Investment Transactions (continued)

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2004 were:

                                                                            Aggregate         Aggregate
                                                                            Purchases           Sales
                                                                        ------------------------------------
                                                                        ------------------------------------

Sub-account
AEGON/TA Capital Guardian Global                                          $      109,390    $       23,205
AEGON/TA Capital Guardian Value                                                  147,129            49,798
AEGON/TA Federated Growth & Income                                               190,196            19,065
AEGON/TA PIMCO Total Return                                                      186,238            55,105
AEGON/TA Transamerica Equity                                                     563,020           962,725
AEGON/TA Transamerica Money Market                                             2,366,059         1,871,046
AEGON/TA Van Kampen Mid-Cap Growth                                                93,613           364,288
Alger American Income & Growth                                                   148,048            57,094
AllianceBernstein VP Growth & Income                                             362,904           204,037
AllianceBernstein VP Large Cap Growth                                             66,858            28,690
Dreyfus Appreciation                                                             243,723            67,695
Dreyfus Developing Leaders                                                       186,069           590,378
Dreyfus MidCap Stock                                                             330,091            81,562
Dreyfus Socially Responsible Growth                                               30,789            21,119
Fidelity VIP Contrafund                                                          360,538            72,849
Fidelity VIP Equity Income                                                       226,324            20,156
Fidelity VIP Index 500                                                           227,418            13,528
Franklin Small Cap Value                                                         160,663            30,626
Franklin Small-Mid Cap Growth                                                    189,420            46,282
Janus Aspen Series Balanced                                                      160,107            51,883
Janus Aspen Series Worldwide Growth                                              261,061            70,134
MFS(R) Emerging Growth                                                              74,382             8,301
MFS(R) Investors Trust                                                              61,294            41,412
MFS(R) Research                                                                     27,596            21,386
PIMCO VIT StocksPLUS Growth & Income                                              88,399            37,774
Premier VIT OpCap Managed                                                        115,332            17,909
Premier VIT OpCap Small Cap                                                      245,564           108,373
Van Kampen UIF Emerging Markets Equity                                           132,753           106,441
Van Kampen UIF Fixed Income                                                      359,532           486,359
Van Kampen UIF High Yield                                                         70,752            26,381
Van Kampen UIF International Magnum                                              148,704            29,278

5. Accumulation Units

The changes in accumulation units for the year ended December 31, 2005 are as follows (rounded to whole units):

                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative                               9,266                (4)           9,262
AEGON/TA Asset Allocation - Growth                                   102,692            (6,298)          96,394
AEGON/TA Asset Allocation - Moderate Growth                            6,465              (298)           6,167
AEGON/TA Asset Allocation - Moderate                                   3,912              (740)           3,172
AEGON/TA Capital Guardian Global                                      20,169           (18,620)           1,549
AEGON/TA Capital Guardian Value                                       23,470           (17,193)           6,277
AEGON/TA Clarion Gbl Real Estate Securities                              960               (31)             929
AEGON/TA Federated Growth & Income                                    60,522           (33,568)          26,954
AEGON/TA Great Companies Technology                                      466                 -              466
AEGON/TA JP Morgan Mid Cap Value                                       2,944               (59)           2,885
AEGON/TA Marsico Growth                                                1,736               (75)           1,661
AEGON/TA Mercury Large Cap Value                                       2,056               (43)           2,013
AEGON/TA PIMCO Total Return                                           15,551            (7,565)           7,986
AEGON/TA Templeton Global                                              1,561               (53)           1,508
AEGON/TA Third Avenue Value                                            3,889              (123)           3,766
AEGON/TA Transamerica Convertible Securities                               -                 -                -
AEGON/TA Transamerica Equity                                         194,018          (170,736)          23,282
AEGON/TA Transamerica Growth Opportunities                               299                (7)             292
AEGON/TA Transamerica Money Market                                 2,944,946        (3,049,337)        (104,391)
AEGON/TA Transamerica U.S. Government Securities                         233                (9)             224
AEGON/TA Van Kampen Mid-Cap Growth                                    32,192           (32,124)              68
Alger American Income & Growth                                        27,332           (19,569)           7,763
AllianceBernstein VP Growth & Income                                  61,937           (69,501)          (7,564)
AllianceBernstein VP Large Cap Growth                                 44,326           (37,592)           6,734
Dreyfus Appreciation                                                  36,633           (17,167)          19,466
Dreyfus Developing Leaders                                            38,837           (47,763)          (8,926)
Dreyfus Socially Responsible Growth                                   10,597            (5,091)           5,506
Dreyfus MidCap Stock                                                  67,404           (53,384)          14,020
Fidelity VIP Contrafund                                               45,164           (21,552)          23,612
Fidelity VIP Equity Income                                            32,903           (25,715)           7,188
Fidelity VIP Index 500                                                30,582           (19,757)          10,825
Franklin Small Cap Value                                              39,281           (20,219)          19,062
Franklin Small-Mid Cap Growth                                         38,878           (31,585)           7,293
Janus Aspen Series Balanced                                           27,280           (18,026)           9,254





5. Accumulation Units (Continued)


                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------

Sub-account
Janus Aspen Series Worldwide Growth                                   57,490           (53,973)           3,517
MFS(R) Emerging Growth                                                  18,760           (14,264)           4,496
MFS(R) Investors Trust                                                  17,915           (17,014)             901
MFS(R) Research                                                          9,464            (6,876)           2,588
PIMCO VIT Real Return                                                  1,246               (32)           1,214
PIMCO VIT StocksPLUS Growth & Income                                  33,823           (26,885)           6,938
Premier VIT OpCap Managed                                             23,835           (17,347)           6,488
Premier VIT OpCap Small Cap                                           56,310           (47,461)           8,849
Van Kampen UIF Emerging Markets Equity                                13,582            (3,562)          10,020
Van Kampen UIF Fixed Income                                           56,639           (38,786)          17,853
Van Kampen UIF High Yield                                             19,324           (14,674)           4,650
Van Kampen UIF International Magnum                                   29,119           (19,173)           9,946






5. Accumulation Units (continued)

The changes in accumulation units for the year ended December 31, 2004 are as follows (rounded to whole units)

                                                                 Units             Units         Net Increase
                                                                 Issued          Redeemed         (Decrease)
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
Sub-account
AEGON/TA Capital Guardian Global                                   18,723           (11,182)           7,541
AEGON/TA Capital Guardian Value                                    21,077           (12,541)           8,536
AEGON/TA Federated Growth and Income                               23,423           (11,235)          12,188
AEGON/TA PIMCO Total Return                                        13,858            (1,526)          12,332
AEGON/TA Transamerica Equity                                      155,365          (198,577)         (43,212)
AEGON/TA Transamerica Money Market                              2,726,450        (2,272,593)         453,857
AEGON/TA Van Kampen Mid-Cap Growth                                 30,908           (68,515)         (37,607)
Alger American Income & Growth                                     33,023           (22,113)          10,910
AllianceBernstein VP Growth & Income                               76,369           (61,264)          15,105
AllianceBernstein VP Large Cap Growth                              40,397           (35,019)           5,378
Dreyfus Appreciation                                               32,006           (14,238)          17,768
Dreyfus Developing Leaders                                         42,761           (78,549)         (35,788)
Dreyfus MidCap Stock                                               47,937           (29,901)          18,036
Dreyfus Socially Responsible Growth                                 6,058            (4,767)           1,291
Fidelity VIP Contrafund                                            35,315           (10,781)          24,534
Fidelity VIP Equity Income                                         31,281           (13,313)          17,968
Fidelity VIP Index 500                                             27,387            (7,915)          19,472
Franklin Small Cap Value                                           19,979            (8,667)          11,312
Franklin Small-Mid Cap Growth                                      40,590           (25,185)          15,405
Janus Aspen Series Balanced                                        26,432           (17,470)           8,962
Janus Aspen Series Worldwide Growth                                66,869           (42,303)          24,566
MFS(R) Emerging Growth                                               17,735            (8,522)           9,213
MFS(R) Investors Trust                                               20,580           (18,485)           2,095
MFS(R) Research                                                      10,017            (9,559)             458
PIMCO VIT StocksPLUS Growth & Income                               20,374           (15,750)           4,624
Premier VIT OpCap Managed                                          25,019           (15,526)           9,493
Premier VIT OpCap Small Cap                                        39,124           (28,022)          11,102
Van Kampen UIF Emerging Markets Equity                             12,573           (10,919)           1,654
Van Kampen UIF Fixed Income                                        46,354           (60,435)         (14,081)
Van Kampen UIF High Yield                                          14,246           (11,374)           2,872
Van Kampen UIF International Magnum                                22,860           (10,980)          11,880


6. Financial Highlights

A summary of unit values and units outstanding for the sub-account and the expense ratios (calculated for each sub-account from the date first deposits were received), excluding expenses of the underlying funds for each of the five years in the period ended December 31, 2005 follows:

                                                                    Total                  xpenses as a
                                                                  ub-Account               ercentage of
                                      Accumulation  Accumulation    Value     Investment  EAverage Net     Total
Sub-Account                              Units       Unit Value  S           Income Ratio*P  Assets**    Return***
                                     -------------------------------------------------------------------------------

AEGON/TA Asset Allocation -
   Conservative****
2005                                     9,261.93    $      10.77  $   99,709      6.66%         0.25%       2.53%

AEGON/TA Asset Allocation -
   Growth****
2005                                    96,394.41           11.70   1,127,621      0.24          0.25       10.63

AEGON/TA Asset Allocation - Moderate
   Growth****
2005                                     6,166.59           11.43      70,464      1.25          0.25        8.57

AEGON/TA Asset Allocation -
   Moderate****
2005                                     3,172.01           11.10      35,216      0.09          0.25        4.18

AEGON/TA Capital Guardian Global
2005                                    44,086.77           13.70     604,066      0.45          0.25        9.90
2004                                    42,538.63           12.47     530,336      0.36          0.25       10.60
2003                                    34,997.31           11.27     394,494      0.19          0.25       37.26
2002                                     2,400.27            8.21      19,711      0.10          0.25        2.89

AEGON/TA Capital Guardian
   Value
2005                                    40,473.93           13.34     539,740      1.01          0.25        7.44
2004                                    34,197.57           12.41     424,456      1.05          0.25       16.41
2003                                    25,661.83           10.66     273,606      0.63          0.25       34.24
2002                                     6,667.69            7.94      52,957      0.98          0.25      (11.79)
AEGON/TA Clarion Gbl Real Estate
   Securities****
2005                                       929.22           11.71      10,877      2.52          0.25       13.84




6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AEGON/TA Federated Growth & Income
2005                                    67,120.40   $    13.57  $    910,672       2.58%       0.25%        4.70%
2004                                    40,166.65        12.96       520,518       2.85        0.25         8.94
2003                                    27,978.62        11.90       332,832       4.08        0.25        26.53
2002                                     7,896.42         9.40        74,241       7.40        0.25        (5.97)

AEGON/TA Great Companies
   Technology****
2005                                       465.63        11.69         5,442       0.68        0.25         9.30

AEGON/TA JP Morgan Mid Cap Value****
2005                                     2,884.95        11.09        31,983         -         0.25         3.53

AEGON/TA Marsico Growth****
2005                                     1,660.82        11.39        18,916       0.09        0.25         4.41

AEGON/TA Mercury Large Cap Value****
2005                                     2,012.97        11.66        23,465       0.02        0.25         6.60

AEGON/TA PIMCO Total Return
2005                                    23,380.67        10.87       254,088       1.95        0.25         2.07
2004                                    15,394.16        10.65       163,895       1.51        0.25         4.23
2003                                     3,062.40        10.21        31,280       0.97        0.25         1.18

AEGON/TA Templeton Global****
2005                                     1,507.41        11.16        16,817         -         0.25         4.08

AEGON/TA Third Avenue Value****
2005                                     3,766.42        12.13        45,698       0.16        0.25        10.70




6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AEGON/TA Transamerica Convertible
   Securities****
2005                                         -      $    11.31    $      -           -%         0.25%         N/A

AEGON/TA Transamerica Equity
2005                                   353,357.30        11.98   4,231,584        0.38          0.25        16.25
2004                                   330,075.44        10.30   3,400,346          -           0.25        15.52
2003                                   373,287.85         8.92   3,328,920          -           0.25        30.90
2002                                   295,659.75         6.81   2,014,314          -           0.25       (22.44)
2001                                    44,703.06         8.78     392,651          -           0.25        (5.35)

AEGON/TA Transamerica Growth
   Opportunities****
2005                                       292.52        12.73       3,725          -           0.25        17.16

AEGON/TA Transamerica Money Market
2005                                 3,261,623.47         1.07   3,483,642        2.86          0.25         2.62
2004                                 3,366,014.60         1.04   3,503,220        1.00          0.25         0.75
2003                                 2,912,158.01         1.03   3,008,207        0.79          0.25         0.54
2002                                 2,388,841.23         1.03   2,454,310        1.30          0.25         1.06
2001                                 2,414,575.94         1.02   2,454,714        1.04          0.25         1.26

AEGON/TA Transamerica U.S.
   Government Securities****
2005                                       224.05        10.13       2,269       10.45          0.25         0.66

AEGON/TA Van Kampen Mid-Cap Growth
2005                                    72,875.39         7.95     579,492        0.09          0.25         7.28
2004                                    72,807.47         7.41     539,660          -           0.25         6.88
2003                                   110,414.31         6.94     765,757          -           0.25        27.83
2002                                    79,160.21         5.43     429,463        0.08          0.25       (33.23)
2001                                     7,529.68         8.12      61,178        0.73          0.25        (8.38)






6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

Alger American Income
   & Growth
2005                                   107,033.11   $     9.05   $   968,807      1.06%         0.25%        3.18%
2004                                    99,269.75         8.77       870,838      0.52          0.25         7.58
2003                                    88,359.58         8.15       720,539      0.31          0.25        29.51
2002                                    71,268.42         6.30       448,727      0.66          0.25       (31.27)
2001                                    11,752.13         9.16       107,663        -           0.25        (6.98)

AllianceBernstein VP Growth & Income
2005                                   173,712.16        11.05     1,918,744      1.25          0.25         4.34
2004                                   181,275.76        10.59     1,919,085      0.72          0.25        10.94
2003                                   166,170.89         9.54     1,585,642      0.80          0.25        31.85
2002                                   124,275.30         7.24       899,380      0.55          0.25       (22.46)
2001                                    38,778.51         9.33       361,923        -           0.25        (2.42)

AllianceBernstein VP Large Cap
   Growth
2005                                    48,350.38         9.06       438,082        -           0.25        14.56
2004                                    41,615.60         7.91       329,149        -           0.25         8.07
2003                                    36,237.73         7.32       265,199        -           0.25        23.06
2002                                    27,448.45         5.95       163,237        -           0.25       (31.01)
2001                                     9,352.72         8.62        80,625        -           0.25        (2.30)

Dreyfus Appreciation
2005                                    98,438.83        10.16     1,000,520      0.02          0.25         4.12
2004                                    78,971.94         9.76       770,915      2.02          0.25         4.78
2003                                    61,203.68         9.32       570,186      1.64          0.25        20.87
2002                                    49,544.03         7.71       381,876      1.39          0.25       (16.92)
2001                                     3,795.30         9.28        35,212      1.56          0.25        (3.19)

Dreyfus Developing Leaders
2005                                    94,210.12        12.07     1,137,298        -           0.25         5.54
2004                                   103,135.89        11.44     1,179,726      0.19          0.25        11.06
2003                                   138,924.00        10.30     1,430,804      0.03          0.25        31.36
2002                                   108,354.79         7.84       849,541      0.05          0.25       (19.32)
2001                                    14,158.22         9.72       137,595      0.55          0.25         0.19






6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------





Dreyfus MidCap Stock
2005                                    138,163.96  $      13.85 $ 1,913,045       0.03%        0.25%       8.90%
2004                                     124,144.08       12.71    1,578,450       0.44         0.25       14.19
2003                                     106,107.67       11.13    1,181,482       0.35         0.25       31.39
2002                                      69,534.93        8.47      589,263       0.41         0.25      (12.71)
2001                                       9,975.69        9.71       96,849       0.72         0.25       (1.82)

Dreyfus Socially Responsible Growth
2005                                      22,590.17        8.19      184,973          -         0.25        3.36
2004                                      17,083.98        7.92      135,342       0.43         0.25        5.95
2003                                      15,792.51        7.48      118,090       0.14         0.25       25.69
2002                                      11,782.02        5.95       70,095       0.34         0.25      (29.12)
2001                                       1,177.34        8.39        9,882       0.14         0.25       (8.82)

Fidelity VIP Contrafund
2005                                      73,804.26       14.99    1,106,264       0.10         0.25       16.36
2004                                      50,191.96       12.88      646,580       0.16         0.25       14.87
2003                                      25,658.32       11.21      287,742       0.06         0.25       27.88
2002                                       1,879.24        8.77       16,480          -         0.25      (12.38)

Fidelity VIP Equity Income
2005                                      56,634.52       12.63      715,545       1.37         0.25        5.31
2004                                      49,446.54       12.00      593,243       1.19         0.25       10.96
2003                                      31,478.84       10.81      340,381       0.35         0.25       29.70
2002                                       2,211.38        8.34       18,436          -         0.25       (0.73)

Fidelity VIP Index 500
2005                                      55,572.49       12.08      671,439       1.41         0.25        4.29
2004                                      44,746.81       11.58      518,378       0.91         0.25       10.07
2003                                      25,274.79       10.53      266,018       0.96         0.25       27.77
 2002                                      7,188.40         8.24      59,213         -           0.25     (13.80)

Franklin Small Cap Value
 2005                                     47,349.19        14.10     667,585       0.72          0.25       8.50
 2004                                     28,287.87        13.00     367,606       0.17          0.25      23.44
 2003                                     16,976.21        10.53     178,722       0.22          0.25      31.79
 2002                                     19,745.05         6.65     131,330       0.25          0.25     (28.86)
 2001                                      1,283.61         9.35      12,001          -          0.25       0.10





6. Financial Highlights (continued)

                                                                                          xpenses as a
                                                   ccumulation     Total     Investment  Eercentage of
                                     Accumulation  Unit Value   Sub-Account  ncome Ratio*PAverage Net     Total
Sub-Account                             Units     A                Value    I               Assets**    Return***
                                    --------------------------------------------------------------------------------

Franklin Small - Midcap Growth
2005                                     73,439.94  $      10.58 $   777,255             -%     0.25%        4.53%
2004                                      66,146.37       10.13      669,751           -        0.25        11.20
2003                                      50,741.82        9.11      462,043           -        0.25        36.90
2002                                      19,745.05        6.65      131,330        0.25        0.25       (28.86)
2001                                       1,283.61        9.35       12,001           -        0.25         0.10

Janus Aspen Series Balanced
2005                                      80,362.71       11.84      951,493        2.17        0.25         7.39
2004                                      71,108.37       11.02      783,966        2.38        0.25         8.02
2003                                      62,146.03       10.21      634,269        1.94        0.25        13.44
2002                                      47,665.25        9.00      428,848        2.59        0.25        (6.91)
2001                                       8,395.81        9.66       81,142        2.25        0.25        (1.61)

Janus Aspen Series Worldwide Growth
2005                                     102,135.98        8.46      864,099        1.23        0.25         5.30
2004                                      98,618.92        8.03      792,314        1.04        0.25         4.27
2003                                      74,053.39        7.71      570,604        0.90        0.25        23.37
2002                                      50,512.20        6.25      315,480        0.75        0.25       (25.89)
2001                                      13,471.44        8.43      113,534        0.16        0.25        (8.65)

MFS(R) Emerging Growth
2005                                      43,555.86         8.67     377,526           -        0.25         8.92
2004                                      39,060.22         7.96     310,839           -        0.25        12.68
2003                                      29,846.75         7.06     210,795           -        0.25        29.90
2002                                      14,737.86         5.44      80,128           -        0.25       (33.93)
2001                                       3,799.54         8.23      31,264           -        0.25        (6.71)

MFS(R) Investors Trust
2005                                      43,249.97        10.18     440,466        0.53        0.25         7.05
2004                                      42,349.09         9.51     402,902        0.62        0.25        11.08
2003                                      40,253.96         8.57     344,776        0.62        0.25        21.84
2002                                      34,423.34         7.03     241,982        0.36        0.25       (21.16)
2001                                       4,246.81         8.92      37,866           -        0.25        (4.46)





6. Financial Highlights (continued)

                                                                                Investment    Expenses as
                                                                    Total     Income Ratio*  a Percentage
                                     Accumulation  Accumulation  Sub-Account                  of Average      Total
Sub-Account                             Units       Unit Value      Value                    Net Assets**   Return***
                                    ------------------------------------------------------------------------------------

MFS(R) Research
2005                                      30,181.55 $       9.92  $   299,280        0.46%         0.25%        7.53%
2004                                      27,592.74         9.22      254,445         1.04         0.25        15.56
2003                                      27,134.99         7.98      216,530         0.65         0.25        24.39
2002                                      24,565.20         6.41      157,583         0.18         0.25       (24.72)
2001                                       5,977.24         8.52       50,937            -         0.25        (4.38)

PIMCO VIT Real Return****
2005                                       1,214.65        10.04       12,192         3.52         0.25         0.34

PIMCO VIT StocksPLUS Growth
   & Income
2005                                      47,624.52        10.88      518,259         2.45         0.25         3.23
2004                                      40,685.90        10.54      428,897         1.78         0.25        10.53
2003                                      36,061.66         9.54      343,922         2.37         0.25        30.05
2002                                      21,954.23         7.33      160,995         3.41         0.25       (20.42)
2001                                       4,189.22         9.21       38,694         4.44         0.25        (4.89)
Premier VIT OpCap Managed
2005                                      59,697.47        10.90      650,904         1.11         0.25         5.02
2004                                      53,209.06        10.38      552,436         1.36         0.25        10.49
2003                                      43,716.34         9.40      410,786         1.75         0.25        21.45
2002                                      38,185.64         7.74      295,447         0.92         0.25       (17.09)
2001                                       7,949.18         9.33       74,179            -         0.25        (4.66)

Premier VIT OpCap Small Cap
2005                                      73,100.56        14.01    1,023,974            -         0.25        (0.19)
2004                                      64,251.62        14.03      901,757         0.04         0.25        17.59
2003                                      53,149.45        11.94      634,368         0.05         0.25        42.30
2002                                      42,056.00         8.39      352,758         0.04         0.25       (21.83)
2001                                       8,643.64        10.73       92,750            -         0.25         4.48
Van Kampen UIF Emerging Markets
   Equity
2005                                      19,771.17        21.37      422,608        0.29          0.25        33.52
2004                                       9,750.55        16.01      156,095        0.83          0.25        22.81
2003                                       8,096.69        13.04      105,547           -          0.25        49.30
2002                                       5,778.25         8.73       50,453           -          0.25        (9.13)
2001                                       1,011.90         9.61        9,723           -          0.25        24.59








6. Financial Highlights (continued)

                                     ccumulation                               Investment  Expenses as
                                        Units                       Total        Income   a Percentage
                                                  Accumulation   Sub-Account     Ratio*    of Average      Total
Sub-Account                         A              Unit Value       Value                 Net Assets**   Return***
                                    ---------------------------------------------------------------------------------

Van Kampen UIF Fixed Income
2005                                    117,302.03 $      12.74  $  1,493,963       3.35%        0.25%       3.95%
2004                                      99,449.40       12.25     1,218,407       3.53         0.25        4.11
2003                                     113,530.84       11.77     1,336,050       0.06         0.25        4.38
2002                                      90,971.80       11.27     1,025,673       7.06         0.25        7.06
2001                                      15,802.25       10.53       166,417      14.09         0.25        4.41

Van Kampen UIF High Yield
2005                                      24,275.51       12.06       292,669       7.79         0.25        0.81
2004                                      19,624.99       11.96       234,711       6.10         0.25        9.21
2003                                      16,753.20       10.95       183,464          -         0.25       25.40
2002                                       9,686.50        8.73        84,594      14.89         0.25       (7.50)
2001                                       1,972.07        9.44        18,619      17.24         0.25       (3.12)

Van Kampen UIF International
   Magnum
2005                                      48,233.00       11.78       568,300       1.22         0.25       10.79
2004                                      38,287.52       10.63       407,176       2.69         0.25       17.09
2003                                      26,407.83        9.08       239,839       0.13         0.25       27.10
2002                                      18,726.48        7.15       133,813       1.33         0.25      (17.02)
2001                                       3,351.51        8.61        28,861       0.64         0.25       (5.44)


* These amounts represent the dividends, excluding distributions or capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These ratios represent the annualized contract expenses of each sub-account, consisting primarily of mortality and expense changes, for the periods. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units are excluded.

*** These amounts represent the total return for the period indicated for each sub-account as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owner's return may vary based on the timing of the individual's capital transactions.

**** The following sub-accounts were made available to policyholders on 5/1/2005. The total return is calculated from the day each sub- account received its initial funding to 12/31/2005, and is not annualized.

                                                                                         Date of Initial
Sub-account                                                                                  Deposit
                                                                                        -------------------
                                                                                        -------------------

AEGON/TA Asset Allocation - Conservative                                                    8/11/2005
AEGON/TA Asset Allocation - Growth                                                          6/23/2005
AEGON/TA Asset Allocation - Moderate Growth                                                  7/6/2005
AEGON/TA Asset Allocation - Moderate                                                         8/9/2005
AEGON/TA Clarion Gbl Real Estate Securities                                                 5/24/2005
AEGON/TA Great Companies Technology                                                         5/24/2005
AEGON/TA JP Morgan Mid Cap Value                                                             7/7/2005
AEGON/TA Marsico Growth                                                                     7/22/2005
AEGON/TA Mercury Large Cap Value                                                             7/7/2005
AEGON/TA Templeton Global                                                                   9/14/2005
AEGON/TA Third Avenue Value                                                                 6/28/2005
AEGON/TA Transamerica Convertible Securities                                                   N/A
AEGON/TA Transamerica Growth Opportunities                                                   7/7/2005
AEGON/TA Transamerica U.S. Government Securities                                            8/17/2005
PIMCO VIT Real Return                                                                        7/6/2005

PART C:  OTHER INFORMATION

           (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-5. 1/

           (b)           Custodian Agreements: Not Applicable.

           (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

                  (ii) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

           (d) Forms of Policy and Policy riders. 1/

           (e) Form of Application 1/ 9/

           (f) Organizational documents of the Company, as amended. 1/ 4/

           (g) Reinsurance Contracts 6/

           (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                   (a) re The Alger American Fund 1/
                   (b) re Alliance Variable Products Series Fund, Inc. 1/
                   (c) re Dreyfus Variable Investment Fund 1/
                   (d) re Janus Aspen Series 1/
                   (e) re MFS Variable Insurance Trust 1/
                   (f) re Morgan Stanley Universal Funds, Inc. 1/
                   (g) re OCC Accumulation Trust 1/
                   (h) re Transamerica Variable Insurance Fund, Inc. 1/ 4/
                   (i) re PIMCO Variable Insurance Trust 1/
                   (j) re Franklin Templeton 4/
                   (k) re WRL Series Fund 3/ 4/

           (i) Administrative Agreements.

           (j) Other Material Contracts: Not applicable.

           (k) Opinion of Counsel 1/ 6/

           (l) Actuarial Opinion 1/ 6/

           (m) Calculation 7/


           (n) Consent of Independent Registered Public Accounting Firm 2/ 4/ 5/ 6/ 8/ 9/10/

           (o) Omitted Financial Statements: Not applicable.

           (p) Initial Capital Agreements:  Not applicable

           (q) Redeemability Exemption 1/ 6/ (r) Powers of Attorney 1/ 4/ 5/


1/ Incorporated herein by reference to the initial filing of this Registration Statement on Form S-6 File No. 333-51916 (Filed December 15, 2000).

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-51916 (Filed March 8,
     2001).

3/ Incorporated herein by reference to Post-Effective Amendment No. 1 of PFL Life Variable Annuity Account A on Form N-4 File No. 333-26209 (Filed April 29, 1998).

4/ Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-51916 (Filed April 26,
     2001).

5/ Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement on Form S-6 File No. 333-51916 (Filed April 26,
     2002).

6/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement on Form N-6 File No. 333-51916 (Filed April 29,
     2003).


7/   To be included in a subsequent filing.

8/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (Filed No. 333-51916) on April 30, 2004.


9/ Incorporated herein by reference to Post-Effective Amendment No. 8 of this Registration Statement (Filed No. 333-51916) on April 29, 2005.

10/  Filed herewith.



Item 28.  Directors and Officers of the Depositor.

DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
Brenda K. Clancy(1)                   Senior Vice President since 2000. Director of TOLIC since 1999.
                                      Senior Vice President, Corporate, of Transamerica Life Insurance
                                      Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company
                                      since 1996.

Christopher H. Garrett(1)             Director since 2002.

Diane Meiners(2)                      Director and Vice President. Director (2001-present); Vice President
                                      (1999-present) of Transamerica.

Craig                                 D. Vermie(1) Director of TOLIC since 1999.
                                      Director, Vice President and General
                                      Counsel, Corporate, of Transamerica Life
                                      Insurance Company, (formerly PFL Life
                                      Insurance Company) since 1990.

Ron F. Wagley, CLU(2)                 President and Director since 1999. Senior Vice President and Chief
                                      Agency Officer of TOLIC since 1993. Vice President of TOLIC from
                                      1989 to 1993.


Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

         (1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52499. (2) 1150 South Olive Street, Los Angeles, California 90015.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.
AEGON U.S. Holding Corporation (DE) (100%)
             CORPA Reinsurance Company (NY) (100%)
             AEGON Management Company (IN) (100%)
             Short Hills Management Company (NJ) (100%)
             AEGON U.S. Corporation (IA) (100%)
               Commonwealth General Corporation and subsidiaries (DE) (100%)
               AEGON USA, Inc. (IA) (100%) RCC North America LLC (DE) (100%)
                  Transamerica Holding Company, L.L.C. (DE) (100%)
                      Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                      Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ) (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                                    AEGON Assignment Corporation of Kentucky (KY) (100%)
                    AEGON Assignment Corporation (IL) (100%)
                                    Transamerica Financial Institutions, Inc. (MN) (100%)
                      AEGON Funding Corp. (DE) (100%)
                      AEGON USA Investment Management, LLC (IA) (100%)
                      First AUSA Life Insurance Company -- insurance holding co.  (MD) (100%)
                           AUSA Life Insurance Company, Inc. -- insurance (NY)
                           (100%) United Financial Services, Inc. (MD) (100%)
                           Monumental General Casualty Company (MD) (100%)
                           Bankers Financial Life Insurance Company (AZ) (100%)
                           The Whitestone Corporation (MD) (100%) Cadet Holding
                           Corp. (IA) (100%) Monumental General Life Insurance
                           Co. of Puerto Rico (PR) (51%) Iowa Fidelity Life
                           Insurance Company (AZ) (100%) Southwest Equity Life
                           Insurance Company (AZ) (100%) Life Investors
                           Insurance Company of America -- insurance (IA) (100%)
                             Apple Partners of Iowa, L.L.C.  (IA) (100%)
                             Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -- insurance (OH) (100%)
                             WRL Insurance Agency, Inc. (CA) (100%)
                                    WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                                    WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    WRL Insurance Agency of Nevada, Inc. (NV) (100%
                                    WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                             AEGON Equity Group, Inc. (FL) (100%)
                             AEGON/Transamerica Fund Services, Inc. -- transfer agent (FL) (100%)
                             AEGON/Transamerica Fund Advisers, Inc. -- investment adviser (FL) (100%)
                             World Financial Group Insurance Agency, Inc. (CA) (100%)
                                    World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                                    World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                                    World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    World Financial Group Insurance Agency of Nevada, Inc. (NV) (100%)
                                    World Financial Group Insurance Agency of New Mexico (NM) (100%)
                                    World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                                       WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                                       WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                                       WFG Property & Casualty Insurance Agency of of Mississippi, Inc. (MS)
(100%)
                                       WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                                       WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                  AUSA Holding Company -- holding company (MD) (100%)
             AEGON USA Investment Management, Inc. -- investment adviser (IA) (100%)
             AEGON USA Securities, Inc. -- brokerdealer (IA) (100%)
                    Transamerica Capital, Inc. (CA) (100%)
                    Universal Benefits Corporation -- third party administrator (IA) (100%)
                    Investors Warranty of America, Inc. -- provider of automobile extended maintenance contracts
(IA)
                  (100%)
                    Massachusetts Fidelity Trust Company -- trust company (IA) (100%)
                    Roundit, Inc. (MD) (50%)
                    Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
                    Diversified Investment Advisors, Inc. -- investment adviser (DE) (100%)
                        Diversified Investors Securities Corp. -- broker-dealer (DE) (100%)
                        George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. -- credit insurance  (MI) (100%)
                        Premier Solutions Group, Inc. (MD) (100%)
                        CRC Creditor Resources Canadian Dealer Network Inc. -- insurance agency (Canada) 100%)
                    Money Services, Inc. -- financial counseling for employees and agents of affiliated companies
(DE)
                  (100%)
                        ORBA Insurance Services, Inc. (CA) (40.15%) ADB
                        Corporation, L.LC. (DE) (100%) AEGON USA Travel and
                        Conference Services, LLC (IA) (100%) Great Companies,
                        L.L.C. (IA) (30%)
                    Zahorik Company, Inc. -- broker-dealer  (CA) (100%)
                        ZCI, Inc. (AL) (100%)
                        Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. -- holding company  (MD) (100%)
                        Monumental General Mass Marketing, Inc. -- marketing (MD) (100%)
                        Trip Mate Insurance Agency, Inc. (KS) (100%)
                        Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                        World Group Securities, Inc. (DE) (100%)
                        World Financial Group, Inc. (DE) (100%)
                    InterSecurities, Inc. -- broker-dealer  (DE) (100%)
                    Idex Investor Services, Inc. -- shareholder services  (FL) (100%)
                    Idex Management, Inc. -- investment adviser  (DE) (100%)
                    AEGON USA Realty Advisors Inc. -- real estate investment services  (IA) (100%)
                        QSC Holding, Inc. (DE) (100%)
                        Realty Information Systems, Inc. -- information systems for real estate investment management  (IA) (100%)
                        AEGON USA Real Estate Services, Inc. (DE) (100%)

Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.


Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Occidental Life Insurance Company's Separate Accounts: VA-2L; VA-2NL; VUL-1; VUL-2; VUL-4; VUL-5; VUL-6 and VL; and Transamerica Life Insurance Company's (formerly Transamerica Life Insurance and Annuity Company) Separate Account VA-8.


The Underwriter is wholly-owned by Transamerica Insurance Corporation of California, a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V.

The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown    Chairperson and President

George Chuang      Director, Vice President, Treasurer & Chief Financial Officer
Christopher Shaw   Director, Chief Compliance Officer and Secretary


The following table lists the amounts of commissions paid to the co-underwriter during the last fiscal year.


Name of Principal        Net Underwriting Discounts    Compensation on        Brokerage

Underwriter              & Commission                  Redemption             Commissions         Compensation
TSSC                                  0                          0              $1,936,155.29              0


Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.

Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 28th day of April, 2006.


             Transamerica Occidental Life Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                      Titles                              Date


Ron F. Wagley*                ___________________________        April 28, 2006
                              President and Director
Brenda K. Clancy*             ___________________________        April 28, 2006
                              Director and Senior Vice President
Christopher H. Garrett*       __________________________         April 28, 2006
                              Director
Diane Meiners*                _________________________          April 28, 2006
                              Director
Craig D. Vermie*              _________________________          April 28, 2006
                              Director, Vice President and Counsel
Bruce Clark*                  __________________________         April 28, 2006
                              Chief Financial Officer


/s/ David M. Goldstein   On April 28, 2006 as Attorney-in-Fact pursuant to
*By: David M. Goldstein  powers of attorney filed herewith.